UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10543

Name of Fund: BlackRock Core Bond Trust (BHK)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Core Bond Trust,

55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2019

Date of reporting period: 02/28/2019

Item 1 – Report to Stockholders

FEBRUARY 28, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended February 28, 2019, concerns about a variety of political risks and a modest slowdown in global growth led to modest positive returns for the U.S. equity and bond markets. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. At its most recent meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the U.K. and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.04)%	4.68%
U.S. small cap equities (Russell 2000® Index)	(8.86)	5.58
International equities (MSCI Europe, Australasia, Far East Index)	(3.58)	(6.04)
Emerging market equities (MSCI Emerging Markets Index)	0.33	(9.89)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	2.04
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.57	4.02
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.99	3.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	4.03
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.00	4.31
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Trust Summary as of February 28, 2019	BlackRock Core Bond Trust

Trust Overview

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of February 28, 2019 ($13.07)(a)	5.97%
Current Monthly Distribution per Common Share(b)	$0.0650
Current Annualized Distribution per Common Share(b)	$0.7800
Economic Leverage as of February 28, 2019(c)	28%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	02/28/19	08/31/18	Change	High	Low
Market Price	$13.07	$12.85	1.71%	$13.19	$12.08
Net Asset Value	13.94	14.08	(0.99)	14.08	13.41

Market Price and Net Asset Value History For the Past Five Years

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2019 (continued)	BlackRock Core Bond Trust

Performance and Portfolio Management Commentary

Returns for the period ended February 28, 2019 were as follows:

	6-Month Total Returns	Average Annual Total Returns
		1 Year	3 Years	5 Years
Trust at NAV(a)(b)	2.12%	3.48%	6.05%	5.55%
Trust at Market Price(a)(b)	4.91	5.18	6.35	6.18
Reference Benchmark(c)	1.77	3.18	3.85	3.65
Bloomberg Barclays U.S. Long Government/Credit Index(d)	0.87	2.17	3.13	4.54
Bloomberg Barclays Intermediate Credit Index(e)	2.47	3.49	2.72	2.50
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(f)	2.00	4.31	9.80	4.54
Bloomberg Barclays CMBS, Eligible for U.S. Aggregate(g)	2.70	4.02	2.19	2.46
Bloomberg Barclays MBS Index(h)	2.17	3.58	1.38	2.28
Bloomberg Barclays ABS Index(i)	1.97	3.12	1.62	1.71

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Long Government/Credit Index (40%); Bloomberg Barclays Intermediate Credit Index (24%); Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (16%); Bloomberg Barclays CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg Barclays MBS Index (8%); and Bloomberg Barclays ABS Index (4%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

This unmanaged index is the long component of the Bloomberg Barclays U.S. Government/Credit Index. This unmanaged index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

(e)

This unmanaged index is the intermediate component of the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

(f)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(g)	This unmanaged index is the CMBS component of the Bloomberg Barclays U.S. Aggregate Index.
(h)

This unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index. The unmanaged index is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

(i)	This unmanaged index is the asset-backed securities component of the Bloomberg Barclays U.S. Aggregate Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BHK is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest positive contributions to the Trust’s performance over the period came from its allocations to high yield corporate bonds, asset backed securities (“ABS”), collateralized loan obligations and capital securities.

The principal detractors from the Trust’s performance were its exposures to investment grade corporate bonds and U.S. Treasuries.

Describe recent portfolio activity.

There were no significant changes to the portfolio’s allocations during the six-month period.

Describe portfolio positioning at period end.

At period end, the Trust maintained a diversified exposure within non-government spread sectors, including investment grade corporates, high yield corporates, commercial mortgage-backed securities and ABS, as well as a smaller allocation to non-agency residential mortgage-backed securities (“MBS”). The Trust also held exposure to government-related sectors such as U.S. Treasury securities, agency debt and agency residential MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	5

Trust Summary as of February 28, 2019 (continued)	BlackRock Core Bond Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	02/28/19	08/31/18
Corporate Bonds	48%	48%
U.S. Treasury Obligations	16	12
U.S. Government Sponsored Agency Securities	11	10
Preferred Securities	8	9
Asset-Backed Securities	6	8
Non-Agency Mortgage-Backed Securities	4	6
Foreign Agency Obligations	2	2
Municipal Bonds	2	2
Floating Rate Loan Interests	2	2
Short-Term Securities	1	1
Options Purchased(a)	—	—
Options Written(a)	—	—

(a)	Representing less than 1% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (b)(c)

	02/28/19	08/31/18
AAA/Aaa(d)	30%	24%
AA/Aa	5	5
A	15	15
BBB/Baa	26	28
BB/Ba	11	11
B	7	8
CCC/Caa	2	4
N/R	4	5

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”), if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Short-Term Securities, Options Purchased and Options Written.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2019	BlackRock Corporate High Yield Fund, Inc.

Trust Overview

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of February 28, 2019 ($10.25)(a)	8.43%
Current Monthly Distribution per Common Share(b)	$0.0720
Current Annualized Distribution per Common Share(b)	$0.8640
Economic Leverage as of February 28, 2019(c)	29%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents bank borrowings as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	02/28/19	08/31/18	Change	High	Low
Market Price	$10.25	$10.70	(4.21)%	$10.73	$8.95
Net Asset Value	11.57	11.90	(2.77)	11.93	10.66

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	7

Trust Summary as of February 28, 2019 (continued)	BlackRock Corporate High Yield Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended February 28, 2019 were as follows:

		Average Annual Total Returns
	6-Month Total Returns	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	1.55%	4.45%	11.56%	5.67%
Trust at Market Price(a)(b)	0.05	5.50	10.16	4.61
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(c)	2.00	4.31	9.80	4.54

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An unmanaged index (the “Reference Benchmark”) comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

HYT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

The largest positive contributors to the Trust’s performance included exposure to the cable & satellite, technology and health care sectors. By credit rating, BB-rated names were the best performers, followed closely by B-rated positions. In terms of asset allocation, the Trust’s core high yield corporate bond position was the strongest driver of performance, while a smaller position in floating rate loan interests (“bank loans”) also contributed.

The largest detractors from performance included exposure to the oil field services, independent energy and gaming sectors. The non-rated segment of the portfolio, which largely comprises preferred & common equity positions, detracted as well over the period.

Describe recent portfolio activity.

Over the period, the Trust maintained a tactical allocation to bank loans as these senior/secured instruments provide relatively high income with next-to-no duration (and corresponding interest rate risk). This allocation increased over the first few months of the six-month period before being pared back in late 2018. Positioning with respect to credit rating remained relatively constant throughout the period, as the Trust maintained an overweight to B-rated and selective CCC-rated names while staying underweight the BB-rated segment of the market. By sector, the Trust added to the technology and health care sectors while reducing risk across communications, particularly the cable & satellite and wireless sectors. Additionally, the Trust reduced allocations to the gaming and automotive sectors.

The Trust’s derivative usage was modest over the period and included high yield index total return swaps, index credit default swaps and high yield exchange traded funds. The use of derivatives during the period had a positive impact on Trust performance.

Describe portfolio positioning at period end.

At period end, the Trust held the majority of its assets in corporate bonds, with a more modest allocation to floating rate bank loans. Within high yield corporates, the Trust was underweight in lower-coupon, more interest rate-sensitive bonds while being slightly overweight in single B-rated bonds. The Trust was overweight in high conviction CCC rated issues while remaining underweight in the highest yielding segment of the lower related universe where downside risks are greater if volatility picks up or credit sentiment weakens. The Trust continued to favor select equity positions on a relative value basis. The Trust also maintained exposure to equity futures strategies to help manage overall portfolio risk contribution. At period end, top-issuer overweight positions included Cablevision Systems Corp. (cable & satellite), Clear Channel Worldwide Holdings, Inc. (media & entertainment), and the Refinitiv (technology).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2019 (continued)	BlackRock Corporate High Yield Fund, Inc.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	02/28/19		08/31/18
Corporate Bonds	80%		79%
Floating Rate Loan Interests	12		10
Preferred Securities	3		4
Asset-Backed Securities	3		3
Common Stocks	2		3
Investment Companies	—		1
Other	—	(a)	—	(b)

(a)	Representing less than 1% of the Trust’s total investments and Other may include Warrants, Other Interests, Short-Term Securities, Options Purchased and Options Written.
(b)

Representing less than 1% of the Trust’s total investments and Other may include Non-Agency Mortgage-Backed Securities, Warrants, Other Interests, Short-Term Securities, Options Purchased and Options Written.

CREDIT QUALITY ALLOCATION (c)(d)

	02/28/19	08/31/18
A	1%	1%
BBB/Baa	8	4
BB/Ba	39	30
B	37	38
CCC/Caa	10	18
N/R	5	9

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Short-Term Securities, Options Purchased and Options Written.

TRUST SUMMARY	9

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 7.6%
AIMCO CLO, Series 2014-AA, Class DR, (3 mo. LIBOR US + 3.55%), 6.01%, 07/20/26(a)(b)	USD	795	$790,251
ALM VI Ltd.(a)(c):
5.49%, 07/15/26		1,000	971,733
Series 2012-6A, Class BR3, 4.54%, 07/15/26		1,000	981,313
ALM XII Ltd., Series 2015-12A, Class C1R2, 5.43%, 04/16/27(a)(c)		545	526,647
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class CR2, 5.49%, 07/15/27(a)(c)		2,080	2,038,827
Anchorage Capital CLO Ltd.(a):
Series 2013-1A, Class CR, 6.00%, 10/13/30(c)		720	710,277
Series 2016-8A, Class DR, 5.76%, 07/28/28(c)		1,000	977,988
Series 2016-9A, Class D, (3 mo. LIBOR US + 4.00%), 6.79%, 01/15/29(b)		650	646,834
Battalion CLO X Ltd., Series 2016-10A, Class C, (3 mo. LIBOR US + 4.25%), 7.03%, 01/24/29(a)(b)		1,000	1,003,442
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, (3 mo. LIBOR US + 3.35%), 6.00%, 11/23/25(a)(b)		3,000	2,995,273
Burnham Park CLO Ltd., Series 2016-1A, Class ER, 8.16%, 10/20/29(a)(c)		1,000	944,732
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, (1 mo. LIBOR US + 0.15%), 2.64%, 01/25/37(b)		106	105,942
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(a)		3,759	3,851,277
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, 3.76%, 04/15/31(a)(c)		2,550	2,511,090
Dryden 64 CLO Ltd., Series 2018-64A, Class D, 5.43%, 04/18/31(a)(c)		1,250	1,188,189
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (3 mo. LIBOR US + 3.15%), 5.83%, 08/15/30(a)(b)		1,000	992,086
Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, 5.08%, 11/15/26(a)(c)		805	773,595
Highbridge Loan Management, Series 3A-2014, Class CR, (3 mo. LIBOR US + 3.60%), 6.38%, 07/18/29(a)(b)		1,000	986,216
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 6.36%, 10/20/26(a)(b)		3,750	3,634,800
Madison Park Funding X Ltd., Series 2012-10A, Class ER, (3 mo. LIBOR US + 7.62%), 10.38%, 01/20/29(a)(b)		250	249,222
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 4.96%, 01/27/26(a)(b)		1,800	1,803,473
Nelnet Student Loan Trust, Series 2006-1, Class A5, (3 mo. LIBOR US + 0.11%), 2.76%, 08/23/27(b)		332	330,888
Neuberger Berman CLO XV, Series 2013-15A, Class DR, 5.84%, 10/15/29(a)(c)		1,000	973,099
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, 5.51%, 01/22/30(a)(c)		500	479,974
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 9.91%, 01/21/30(a)(b)		595	596,059
OHA Loan Funding Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 3.75%), 6.51%, 01/20/28(a)(b)		2,500	2,494,891
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 07/18/25(a)		5,000	5,005,217

Security	Par (000)		Value

Asset-Backed Securities (continued)
OZLM Funding III Ltd., Series 2013-3A, Class BR, (3 mo. LIBOR US + 3.00%), 5.76%, 01/22/29(a)(b)	USD	1,500	$1,501,216
OZLM VIII Ltd., Series 2014-8A, Class CRR, 5.61%, 10/17/29(a)(c)		1,750	1,743,064
OZLM XIV Ltd., Series 2015-14A, Class CR, 5.79%, 01/15/29(a)(c)		1,000	971,191
OZLM XXI, Series 2017-21A, Class C, 5.43%, 01/20/31(a)(c)		1,000	953,162
Palmer Square Loan Funding Ltd., Series 2018-5A, Class D, 6.72%, 01/20/27(a)(c)		1,000	995,502
Regatta VI Funding Ltd., Series 2016-1A, Class ER, 7.76%, 07/20/28(a)(c)		250	238,062
Rockford Tower CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.25%), 6.04%, 04/15/29(a)(b)		1,750	1,732,582
Shackleton CLO Ltd., Series 2013-3A, Class DR, 5.81%, 07/15/30(a)(c)		500	484,337
SLM Private Education Loan Trust(a):
Series 2012-A, Class A2, 3.83%, 01/17/45		67	66,589
Series 2014-A, Class B, 3.50%, 11/15/44		500	500,309
Sound Point CLO XII Ltd., Series 2016-2A, Class D, (3 mo. LIBOR US + 4.25%), 7.01%, 10/20/28(a)(b)		465	464,923
Sound Point CLO XIV Ltd., Series 2016-3A, Class D, (3 mo. LIBOR US + 3.85%), 6.62%, 01/23/29(a)(b)		1,550	1,534,500
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 02/25/32		426	416,116
Voya CLO Ltd., Series 2017-3A, Class C, (3 mo. LIBOR US + 3.55%), 6.31%, 07/20/30(a)(b)		1,000	1,000,599
Wellfleet CLO Ltd., Series 2015-1A, Class DR, 5.56%, 10/20/27(a)(c)		2,000	1,967,406
Westcott Park CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 4.35%), 7.11%, 07/20/28(a)(b)		685	685,935
York CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 6.36%, 10/20/29(a)(b)		1,750	1,750,499
York CLO-4 Ltd., Series 2016-2A, Class D, (3 mo. LIBOR US + 4.10%), 6.86%, 01/20/30(a)(b)		1,500	1,509,645

			57,078,972

Interest Only Asset-Backed Securities — 0.0%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 03/30/30(a)(d)		1,952	92,726
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 04/15/29(d)		2,336	104,518

			197,244

Total Asset-Backed Securities — 7.6% (Cost — $57,963,052)			57,276,216

Corporate Bonds — 65.4%

Aerospace & Defense — 1.6%
Arconic, Inc.:
5.40%, 04/15/21		241	247,891
5.13%, 10/01/24		680	673,200
BBA US Holdings, Inc., 5.38%, 05/01/26(a)		194	197,638
Bombardier, Inc.(a):
7.75%, 03/15/20		122	127,350
8.75%, 12/01/21		480	528,000
5.75%, 03/15/22		59	59,118
6.00%, 10/15/22		6	6,030

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Aerospace & Defense (continued)
6.13%, 01/15/23	USD	488	$491,660
7.50%, 12/01/24		575	585,062
7.50%, 03/15/25		411	414,596
7.88%, 04/15/27(e)		664	664,277
Eaton Corp., 4.15%, 11/02/42		500	484,130
Koppers, Inc., 6.00%, 02/15/25(a)		29	25,375
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(a)		231	239,374
Lockheed Martin Corp., 4.09%, 09/15/52		1,410	1,362,632
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22(a)		94	95,410
TransDigm UK Holdings PLC, 6.88%, 05/15/26(a)		200	195,000
TransDigm, Inc.:
6.00%, 07/15/22		124	126,294
6.50%, 07/15/24		58	58,580
6.25%, 03/15/26(a)		3,284	3,357,890
7.50%, 03/15/27(a)		18	18,088
United Technologies Corp., 6.13%, 07/15/38		1,450	1,704,189

			11,661,784

Air Freight & Logistics — 0.2%
FedEx Corp., 4.75%, 11/15/45		1,250	1,205,434
XPO Logistics, Inc., 6.75%, 08/15/24(a)		11	11,070

			1,216,504

Airlines — 1.9%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 09/15/24(a)		1,556	1,530,108
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24(f)		2,406	2,473,082
Series 2015-2, Class A, 4.00%, 03/22/29		1,323	1,303,508
Series 2015-2, Class AA, 3.60%, 03/22/29		1,322	1,298,741
Series 2017-1, Class B, 4.95%, 08/15/26		1,602	1,627,853
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		302	293,695
Latam Finance Ltd., 6.88%, 04/11/24(a)		257	260,158
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 02/15/27		3,110	3,171,966
Series 2014-2, Class B, 4.63%, 03/03/24(f)		1,976	1,989,586

			13,948,697

Auto Components — 0.1%
Aptiv PLC, 4.40%, 10/01/46		465	400,368
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25%, 02/01/22		118	121,517
6.75%, 02/01/24		92	96,370
6.38%, 12/15/25		200	205,750
Tesla, Inc., 5.30%, 08/15/25(a)(f)		244	217,160

			1,041,165

Automobiles — 0.5%
Ford Motor Co., 4.75%, 01/15/43(f)		2,000	1,530,785
General Motors Co., 6.25%, 10/02/43		2,506	2,477,124

			4,007,909

Banks — 1.9%
Allied Irish Banks PLC(5 year EUR Swap + 3.95%), 4.13%, 11/26/25(g)	EUR	100	117,414
Barclays PLC:
4.38%, 09/11/24	USD	550	540,000
3.65%, 03/16/25		4,320	4,153,628
BBVA Bancomer SA, 6.75%, 09/30/22(a)		236	253,051
CIT Group, Inc.:
5.00%, 08/01/23		237	245,982
4.75%, 02/16/24		7	7,131

Security	Par (000)		Value

Banks (continued)
5.25%, 03/07/25	USD	300	$314,250
6.13%, 03/09/28		146	158,410
Cooperatieve Rabobank UA, 3.95%, 11/09/22		1,500	1,512,445
HSBC Holdings PLC, 6.10%, 01/14/42		610	750,490
Promerica Financial Corp., 9.70%, 05/14/24(a)		200	203,525
Santander Holdings USA, Inc., 4.50%, 07/17/25		2,000	2,031,371
Santander UK Group Holdings PLC, 2.88%, 08/05/21		1,250	1,229,735
Standard Chartered PLC, 4.87%, 03/15/33(a)(c)		500	493,645
Wells Fargo & Co., 3.90%, 05/01/45(f)		2,250	2,160,811

			14,171,888

Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(a)		4,600	4,413,554
BWAY Holding Co., 4.75%, 04/15/24	EUR	100	114,835
Central American Bottling Corp., 5.75%, 01/31/27(a)	USD	222	225,233
OI European Group BV, 4.00%, 03/15/23(a)		111	108,503

			4,862,125

Biotechnology — 0.5%
Amgen, Inc., 4.40%, 05/01/45		2,250	2,112,257
Baxalta, Inc., 5.25%, 06/23/45		500	516,464
Gilead Sciences, Inc., 4.80%, 04/01/44		1,000	1,003,077

			3,631,798

Building Materials — 0.0%
Jeld-Wen, Inc., 4.63%, 12/15/25(a)		93	87,536

Building Products — 0.2%
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(a)		10	9,310
CPG Merger Sub LLC, 8.00%, 10/01/21(a)		220	216,700
Jeld-Wen, Inc., 4.88%, 12/15/27(a)		21	19,451
Masonite International Corp.(a):
5.63%, 03/15/23		127	129,223
5.75%, 09/15/26		96	96,000
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(a)		64	65,920
Standard Industries, Inc.(a):
5.38%, 11/15/24		263	266,945
6.00%, 10/15/25		287	299,556
5.00%, 02/15/27		48	45,720
4.75%, 01/15/28		54	50,490
USG Corp., 4.88%, 06/01/27(a)		208	210,011

			1,409,326

Building: Roofing, Wallboard & Plumbing — 0.0%
IQVIA, Inc., 4.88%, 05/15/23(a)		74	75,110

Cable Television Services — 0.0%
Cincinnati Bell, Inc., 8.00%, 10/15/25(a)		127	114,935

Capital Markets — 2.9%
Blackstone CQP Holdco LP(a):
6.50%, 03/20/21		1,375	1,373,281
6.00%, 08/18/21		224	221,760
CDP Financial, Inc., 5.60%, 11/25/39(a)		5,890	7,486,353
Goldman Sachs Group, Inc., 3.75%, 05/22/25		8,965	8,926,666
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	116,186
Lions Gate Capital Holdings LLC(a):
6.38%, 02/01/24	USD	16	16,400
5.88%, 11/01/24		109	110,363
Morgan Stanley:
4.00%, 07/23/25		905	919,839
3.13%, 07/27/26(f)		2,000	1,911,660
Raymond James Financial, Inc., 4.95%, 07/15/46		400	400,762
Stevens Holding Co., Inc., 6.13%, 10/01/26(a)		90	91,800

			21,575,070

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chemicals — 0.8%
Air Liquide Finance SA, 3.50%, 09/27/46(a)	USD	360	$320,205
Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(a)(h)		210	201,075
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(a)		600	574,500
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)		311	308,667
Blue Cube Spinco LLC:
9.75%, 10/15/23		317	355,119
10.00%, 10/15/25		212	242,740
Chemours Co.:
6.63%, 05/15/23		186	192,984
7.00%, 05/15/25		186	193,905
5.38%, 05/15/27		332	322,040
Cydsa SAB de CV, 6.25%, 10/04/27(a)		319	303,050
Element Solutions, Inc., 5.88%, 12/01/25(a)		632	639,508
GCP Applied Technologies, Inc., 5.50%, 04/15/26(a)		151	152,132
Huntsman International LLC, 4.50%, 05/01/29(e)		80	78,880
INEOS Finance PLC, 4.00%, 05/01/23		100	115,304
Mexichem SAB de CV(a):
4.00%, 10/04/27		200	188,400
5.50%, 01/15/48		200	183,480
Momentive Performance Materials, Inc., 3.88%, 10/24/21		183	197,182
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		163	157,817
Olin Corp.:
5.13%, 09/15/27		101	101,758
5.00%, 02/01/30		82	79,643
PQ Corp.(a):
6.75%, 11/15/22		262	272,401
5.75%, 12/15/25		297	287,535
Versum Materials, Inc., 5.50%, 09/30/24(a)		96	99,840
WR Grace & Co-Conn, 5.63%, 10/01/24(a)		130	135,200

			5,703,365

Commercial Services & Supplies — 0.7%
ADT Security Corp.:
6.25%, 10/15/21		86	90,515
3.50%, 07/15/22		183	180,026
4.13%, 06/15/23		137	134,431
4.88%, 07/15/32(a)		258	217,365
Advanced Disposal Services, Inc., 5.63%, 11/15/24(a)		106	107,060
Aviation Capital Group LLC, 7.13%, 10/15/20(a)		1,800	1,891,959
Avolon Holdings Funding Ltd.(a):
5.13%, 10/01/23		194	195,940
5.25%, 05/15/24(e)		180	184,500
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(a)		98	98,245
Core & Main LP, 6.13%, 08/15/25(a)		357	343,612
Fortress Transportation & Infrastructure Investors LLC(a):
6.75%, 03/15/22		43	43,839
6.50%, 10/01/25		46	44,965
GFL Environmental, Inc., 5.38%, 03/01/23(a)		92	86,653
Harland Clarke Holdings Corp., 8.38%, 08/15/22(a)		284	265,185
Iron Mountain, Inc., 6.00%, 08/15/23		130	133,250
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		97	94,333
Mobile Mini, Inc., 5.88%, 07/01/24		298	301,725
Park Aerospace Holdings Ltd.(a):
3.63%, 03/15/21		166	163,925
5.25%, 08/15/22		157	160,722
5.50%, 02/15/24		8	8,270
Resideo Funding, Inc., 6.13%, 11/01/26(a)		92	94,300
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)		181	184,167

Security	Par (000)		Value

Commercial Services & Supplies (continued)
United Rentals North America, Inc.:
5.75%, 11/15/24	USD	46	$47,380
5.50%, 07/15/25		125	127,813
5.50%, 05/15/27		301	301,000

			5,501,180

Communications Equipment — 0.4%
CommScope Finance LLC(a):
5.50%, 03/01/24		551	560,890
6.00%, 03/01/26		419	428,427
8.25%, 03/01/27		147	152,513
CommScope Technologies LLC, 5.00%, 03/15/27(a)		179	160,259
CommScope, Inc., 5.00%, 06/15/21(a)		80	80,100
Nokia OYJ:
4.38%, 06/12/27		31	30,461
6.63%, 05/15/39		295	309,750
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23		700	708,750
6.38%, 05/15/25		51	50,618
5.75%, 01/15/27(a)		487	472,390

			2,954,158

Construction & Engineering — 0.5%
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)		133	120,033
frontdoor, Inc., 6.75%, 08/15/26(a)		158	160,567
ITR Concession Co. LLC, 4.20%, 07/15/25(a)		4,000	3,648,682
SPIE SA, 3.13%, 03/22/24	EUR	100	116,214

			4,045,496

Construction Materials — 0.3%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(a)	USD	138	140,242
HD Supply, Inc., 5.38%, 10/15/26(a)		1,239	1,257,585
Navistar International Corp., 6.63%, 11/01/25(a)		192	197,958
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(a)		94	94,470
PulteGroup, Inc., 6.00%, 02/15/35		27	24,638
Rexel SA, 3.50%, 06/15/23	EUR	100	116,694
Williams Scotsman International, Inc.(a):
7.88%, 12/15/22	USD	78	79,170
6.88%, 08/15/23		94	92,355

			2,003,112

Consumer Discretionary — 0.2%
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(a)		54	53,325
Staples, Inc., 8.50%, 09/15/25(a)		279	273,420
Star Merger Sub, Inc., 6.88%, 08/15/26(a)		247	247,855
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	100	116,440
Viking Cruises Ltd.(a):
6.25%, 05/15/25	USD	88	88,660
5.88%, 09/15/27		608	585,960

			1,365,660

Consumer Finance — 1.9%
Ally Financial, Inc.:
5.13%, 09/30/24		284	298,200
8.00%, 11/01/31		1,237	1,527,695
Capital One Financial Corp., 4.75%, 07/15/21		1,935	1,995,923
Corvias Campus Living USG LLC, 5.30%, 07/01/50(d)		5,688	5,431,722
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)		200	177,519
Ford Motor Credit Co. LLC, 8.13%, 01/15/20		1,530	1,589,148

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Finance (continued)
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(h)	EUR	110	$124,969
Navient Corp.:
5.00%, 10/26/20	USD	180	182,302
6.63%, 07/26/21		99	102,341
6.50%, 06/15/22		36	36,990
5.50%, 01/25/23	USD	252	248,850
7.25%, 09/25/23		93	95,906
5.88%, 10/25/24		29	27,804
6.75%, 06/25/25		65	63,619
6.75%, 06/15/26		65	62,400
5.63%, 08/01/33		101	78,023
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	100	112,942
4.50%, 05/15/26(a)		245	276,708
6.25%, 05/15/26(a)	USD	131	132,146
8.25%, 11/15/26(a)		356	348,324
Springleaf Finance Corp.:
6.13%, 05/15/22		50	51,875
5.63%, 03/15/23		6	6,098
6.13%, 03/15/24		274	277,082
6.88%, 03/15/25		94	96,233
7.13%, 03/15/26		153	154,912
Verscend Escrow Corp., 9.75%, 08/15/26(a)		652	666,670

			14,166,401

Containers & Packaging — 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.63%, 05/15/23(a)		671	676,032
7.25%, 05/15/24(a)		949	985,489
4.75%, 07/15/27	GBP	100	122,455
BWAY Holding Co., 5.50%, 04/15/24(a)	USD	675	663,829
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23		3	3,030
Crown Americas LLC/Crown Americas Capital Corp. VI:
4.75%, 02/01/26(f)		326	327,019
4.25%, 09/30/26		210	202,125
Greif, Inc., 6.50%, 03/01/27(a)		56	57,057
Intertape Polymer Group, Inc., 7.00%, 10/15/26(a)		79	79,593
Mercer International, Inc.:
7.75%, 12/01/22		29	30,160
6.50%, 02/01/24		76	77,520
5.50%, 01/15/26		38	36,290
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(a):
5.13%, 07/15/23		214	214,000
7.00%, 07/15/24		456	466,260
Sealed Air Corp., 4.88%, 12/01/22(a)		265	269,969
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	117,157
Suzano Austria GmbH, 6.00%, 01/15/29(a)	USD	517	547,309

			4,875,294

Diversified Consumer Services — 0.3%
APX Group, Inc.:
8.75%, 12/01/20		179	177,881
7.88%, 12/01/22		106	105,205
Ascend Learning LLC, 6.88%, 08/01/25(a)		333	325,353
Graham Holdings Co., 5.75%, 06/01/26(a)		124	127,720
Laureate Education, Inc., 8.25%, 05/01/25(a)		72	77,760
Matthews International Corp., 5.25%, 12/01/25(a)		44	42,570
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(a)		561	591,574

Security	Par (000)		Value

Diversified Consumer Services (continued)
ServiceMaster Co. LLC, 5.13%, 11/15/24(a)	USD	308	$309,540
Verisure Holding AB, 3.50%, 05/15/23	EUR	100	116,589

			1,874,192

Diversified Financial Services — 3.7%
Ally Financial, Inc., 4.13%, 02/13/22	USD	3	3,020
Bank of America Corp.:
5.63%, 07/01/20		2,200	2,276,062
3.25%, 10/21/27(f)		4,000	3,831,367
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)		215	213,543
Docuformas SAPI de CV, 9.25%, 10/11/22(a)		200	174,500
FMR LLC, 4.95%, 02/01/33(a)		2,300	2,540,934
FS Energy & Power Fund, 7.50%, 08/15/23(a)		47	47,555
General Electric Co., 6.15%, 08/07/37		2,150	2,307,820
General Motors Financial Co., Inc., 4.25%, 05/15/23		807	809,883
Gilex Holding Sarl, 8.50%, 05/02/23(a)		182	191,100
Intercontinental Exchange Group, Inc., 4.00%, 10/15/23		470	486,608
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)		3,151	2,919,554
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 04/01/20(a)		595	596,190
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(h)	EUR	100	114,882
Moody’s Corp., 4.50%, 09/01/22	USD	1,800	1,865,237
MSCI, Inc., 5.25%, 11/15/24(a)		75	76,875
Northern Trust Corp., 3.95%, 10/30/25(f)		8,000	8,313,513
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(a)		272	274,720
Travelport Corporate Finance PLC, 6.00%, 03/15/26(a)		123	130,380
UniCredit SpA(5 year EUR Swap + 4.10%), 5.75%, 10/28/25(g)	EUR	107	127,173
Vantiv LLC/Vanity Issuer Corp.(a):
3.88%, 11/15/25	GBP	100	128,954
4.38%, 11/15/25	USD	200	193,000
WMG Acquisition Corp., 5.50%, 04/15/26(a)		84	84,525

			27,707,395

Diversified Telecommunication Services — 3.2%
AT&T, Inc.:
6.38%, 03/01/41		520	576,897
5.15%, 03/15/42		2,400	2,336,881
4.75%, 05/15/46		2,710	2,515,954
CenturyLink, Inc.:
5.63%, 04/01/25		56	53,394
Series P, 7.60%, 09/15/39		7	6,108
Series S, 6.45%, 06/15/21		275	285,642
Series U, 7.65%, 03/15/42		156	136,110
Series W, 6.75%, 12/01/23(f)		159	165,112
Series Y, 7.50%, 04/01/24(f)		519	549,005
Cincinnati Bell, Inc., 7.00%, 07/15/24(a)		163	147,515
Embarq Corp., 8.00%, 06/01/36		277	267,305
Frontier Communications Corp.:
7.13%, 03/15/19		95	94,881
10.50%, 09/15/22		111	79,365
11.00%, 09/15/25		763	487,366
Level 3 Financing, Inc.:
5.38%, 08/15/22		127	127,794
5.63%, 02/01/23		93	93,698
5.13%, 05/01/23		95	95,602
5.38%, 05/01/25		36	35,910
5.25%, 03/15/26		665	651,700
Qwest Corp., 6.75%, 12/01/21		3	3,194

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
SoftBank Group Corp., 4.00%, 04/20/23	EUR	100	$120,299
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	67	62,980
6.00%, 09/30/34		130	117,000
Telecom Italia SpA, 5.30%, 05/30/24(a)		200	195,500
Verizon Communications, Inc.:
6.40%, 02/15/38		5,700	6,774,323
6.55%, 09/15/43(f)		6,751	8,347,005

			24,326,540

Electric Utilities — 5.7%
Berkshire Hathaway Energy Co., 6.50%, 09/15/37		5,515	6,689,966
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	488,827
CMS Energy Corp., 5.05%, 03/15/22		1,832	1,914,858
Duke Energy Carolinas LLC:
6.10%, 06/01/37		640	781,378
6.00%, 01/15/38		1,675	2,045,117
4.25%, 12/15/41		750	763,365
Duke Energy Florida LLC, 6.40%, 06/15/38		770	990,198
E.ON International Finance BV, 6.65%, 04/30/38(a)		3,100	3,749,709
Electricite de France SA, 5.60%, 01/27/40(a)		2,800	2,912,267
Energuate Trust, 5.88%, 05/03/27(a)		201	191,236
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(a)		401	410,524
Florida Power Corp., 6.35%, 09/15/37		2,775	3,505,352
NextEra Energy Operating Partners LP(a):
4.25%, 09/15/24		58	56,985
4.50%, 09/15/27		79	75,247
Ohio Power Co., Series D, 6.60%, 03/01/33(f)		3,000	3,762,240
PacifiCorp, 6.25%, 10/15/37		1,225	1,519,609
Public Service Co. of Colorado, Series 17, 6.25%, 09/01/37(f)		2,550	3,225,228
Southern California Edison Co.:
5.63%, 02/01/36		1,300	1,393,533
Series A, 5.95%, 02/01/38		2,175	2,416,524
Southern Co., 4.40%, 07/01/46		1,000	959,598
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37		3,920	4,698,519

			42,550,280

Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp., 5.00%, 09/01/25		436	438,725
Corning, Inc., 4.38%, 11/15/57		2,000	1,749,919
Itron, Inc., 5.00%, 01/15/26(a)		18	17,505

			2,206,149

Energy Equipment & Services — 0.6%
Apergy Corp., 6.38%, 05/01/26		72	71,910
Calfrac Holdings LP, 8.50%, 06/15/26(a)		70	51,800
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50%, 04/01/25(a)		192	186,240
Ensco PLC:
5.20%, 03/15/25		206	158,105
7.75%, 02/01/26		84	70,560
Enterprise Products Operating LLC, 6.13%, 10/15/39		1,400	1,630,421
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(a)		601	603,350
Halliburton Co., 5.00%, 11/15/45		500	514,077
Oceaneering International, Inc., 4.65%, 11/15/24		28	25,865
Pattern Energy Group, Inc., 5.88%, 02/01/24(a)		250	254,595
Pioneer Energy Services Corp., 6.13%, 03/15/22		113	69,495
SESI LLC, 7.75%, 09/15/24		133	113,050
Transocean, Inc.(a):
9.00%, 07/15/23		368	388,240
7.50%, 01/15/26		171	165,015

Security	Par (000)		Value

Energy Equipment & Services (continued)
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26	USD	198	$201,465
6.88%, 09/01/27(a)(e)		139	141,780
Weatherford International Ltd.:
6.50%, 08/01/36		75	44,625
5.95%, 04/15/42(f)		90	53,325

			4,743,918

Environmental, Maintenance, & Security Service — 0.0%
Hulk Finance Corp., 7.00%, 06/01/26(a)		92	87,400
Tervita Escrow Corp., 7.63%, 12/01/21(a)		199	198,503
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		70	67,900

			353,803

Equity Real Estate Investment Trusts (REITs) — 1.3%
ERP Operating LP, 4.50%, 06/01/45		1,155	1,194,263
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)		102	98,813
GEO Group, Inc.:
5.13%, 04/01/23		105	99,750
5.88%, 10/15/24		128	121,280
6.00%, 04/15/26		20	18,550
HCP, Inc., 4.00%, 06/01/25		2,000	2,005,229
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		156	153,855
5.13%, 05/01/26(a)		487	489,435
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		92	91,540
iStar, Inc.:
4.63%, 09/15/20		25	25,125
6.00%, 04/01/22		48	47,940
5.25%, 09/15/22		17	16,660
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		857	884,852
4.50%, 09/01/26		343	328,707
4.50%, 01/15/28		225	210,375
MPT Operating Partnership LP/MPT Finance Corp.:
6.38%, 03/01/24		26	27,235
5.50%, 05/01/24		30	30,713
5.00%, 10/15/27		530	526,025
NH Hotel Group SA, 3.75%, 10/01/23	EUR	115	135,084
Simon Property Group LP, 4.75%, 03/15/42	USD	1,670	1,774,886
Starwood Property Trust, Inc., 5.00%, 12/15/21		115	117,444
Trust F/1401, 6.95%, 01/30/44		476	480,701
Ventas Realty LP, 4.13%, 01/15/26		870	873,736
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		100	109,359

			9,861,557

Food & Staples Retailing — 0.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		59	59,000
5.75%, 03/15/25		48	45,600
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC, 7.50%, 03/15/26(a)		65	66,950
Casino Guichard Perrachon SA, 4.56%, 01/25/23	EUR	100	116,728
Rite Aid Corp., 6.13%, 04/01/23(a)	USD	66	56,265
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		1,000	933,864

			1,278,407

Food Products — 0.5%
Aramark Services, Inc.:
5.00%, 04/01/25(a)		218	221,815

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food Products (continued)
4.75%, 06/01/26	USD	154	$152,845
5.00%, 02/01/28(a)		299	295,262
Arcor SAIC, 6.00%, 07/06/23(a)		228	221,818
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(a)		86	77,400
JBS USA LUX SA/JBS USA Finance, Inc.(a):
5.88%, 07/15/24		344	353,632
5.75%, 06/15/25		766	775,575
6.75%, 02/15/28		223	230,650
MARB BondCo PLC, 7.00%, 03/15/24		200	196,940
Marfrig Holdings Europe BV, 8.00%, 06/08/23(a)		222	229,373
Post Holdings, Inc.(a):
5.50%, 03/01/25		230	230,575
5.00%, 08/15/26		3	2,884
5.75%, 03/01/27		268	263,645
Simmons Foods, Inc., 7.75%, 01/15/24(a)		157	164,065

			3,416,479

Health Care Equipment & Supplies — 0.4%
Avantor, Inc.(a):
6.00%, 10/01/24		1,091	1,113,502
9.00%, 10/01/25		585	626,681
Hologic, Inc., 4.63%, 02/01/28(a)		96	92,640
Immucor, Inc., 11.13%, 02/15/22(a)		60	60,750
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 08/01/22(a)(f)		23	21,620
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(a)		971	934,587
Teleflex, Inc.:
5.25%, 06/15/24		170	173,613
4.88%, 06/01/26		75	75,938
4.63%, 11/15/27		20	19,851

			3,119,182

Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		45	44,325
5.63%, 02/15/23		96	95,280
6.50%, 03/01/24		186	185,070
Aetna, Inc., 4.50%, 05/15/42		575	528,991
AHP Health Partners, Inc., 9.75%, 07/15/26(a)		84	88,200
Centene Corp.:
4.75%, 01/15/25		52	52,390
5.38%, 06/01/26(a)		1,187	1,231,512
CHS/Community Health Systems, Inc.(a):
8.63%, 01/15/24		344	354,320
8.00%, 03/15/26		182	179,603
DaVita, Inc., 5.13%, 07/15/24		142	140,580
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(a)(h)		125	125,313
Encompass Health Corp., 5.75%, 11/01/24		26	26,268
HCA, Inc.:
4.75%, 05/01/23		7	7,255
5.88%, 05/01/23		3	3,173
5.00%, 03/15/24		237	247,588
5.38%, 02/01/25		590	611,942
5.25%, 06/15/26		183	193,006
5.38%, 09/01/26		301	308,525
5.63%, 09/01/28		550	568,562
5.88%, 02/01/29		444	465,645
5.50%, 06/15/47		470	488,274
MEDNAX, Inc., 5.25%, 12/01/23(a)		107	108,204
Molina Healthcare, Inc.:
5.38%, 11/15/22		104	107,218
4.88%, 06/15/25(a)		71	69,935

Security	Par (000)		Value

Health Care Providers & Services (continued)
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)	USD	316	$317,381
Northwell Healthcare, Inc., 4.26%, 11/01/47		725	694,451
NVA Holdings, Inc., 6.88%, 04/01/26(a)		87	83,955
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(a)(h)		578	570,607
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)		470	502,312
Sotera Health Holdings LLC, 6.50%, 05/15/23(a)		183	184,373
Surgery Center Holdings, Inc.(a):
8.88%, 04/15/21		98	99,715
6.75%, 07/01/25(f)		186	169,260
Team Health Holdings, Inc., 6.38%, 02/01/25(a)(f)		267	212,933
Tenet Healthcare Corp.:
8.13%, 04/01/22		695	741,912
4.63%, 07/15/24		744	742,140
6.25%, 02/01/27(a)		500	514,687
Vizient, Inc., 10.38%, 03/01/24(a)		228	246,810
WellCare Health Plans, Inc.:
5.25%, 04/01/25		238	242,986
5.38%, 08/15/26(a)		197	202,664

			11,757,365

Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)		181	176,647
IQVIA, Inc.(a):
3.25%, 03/15/25	EUR	100	116,164
5.00%, 10/15/26	USD	280	284,900

			577,711

Hotels, Restaurants & Leisure — 2.1%
1011778 BC ULC/New Red Finance, Inc.(a):
4.25%, 05/15/24		380	370,025
5.00%, 10/15/25		1,251	1,211,124
Boyd Gaming Corp., 6.00%, 08/15/26		68	69,743
Boyne USA, Inc., 7.25%, 05/01/25(a)		87	93,090
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25(a)		155	147,056
Churchill Downs, Inc., 4.75%, 01/15/28(a)		104	99,341
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	100	131,269
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	67	68,179
6.00%, 09/15/26(a)		70	71,225
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		142	141,290
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		90	93,460
5.25%, 06/01/25		71	73,520
5.38%, 04/15/26		93	95,823
Golden Nugget, Inc., 6.75%, 10/15/24(a)		422	424,110
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		124	123,380
IRB Holding Corp., 6.75%, 02/15/26(a)		36	34,020
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.25%, 06/01/26		75	76,313
4.75%, 06/01/27		158	155,630
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26(a)		24	24,780
Melco Resorts Finance Ltd., 4.88%, 06/06/25(a)(f)		250	239,375
MGM Resorts International:
6.63%, 12/15/21		727	774,255
7.75%, 03/15/22		229	251,327
4.63%, 09/01/26		12	11,400

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Sabre GLBL, Inc.(a):
5.38%, 04/15/23	USD	62	$63,240
5.25%, 11/15/23		151	154,020
Scientific Games International, Inc.:
10.00%, 12/01/22		323	339,554
5.00%, 10/15/25(a)		452	437,875
3.38%, 02/15/26	EUR	100	108,770
Six Flags Entertainment Corp.(a):
4.88%, 07/31/24	USD	603	593,955
5.50%, 04/15/27		89	87,443
Station Casinos LLC, 5.00%, 10/01/25(a)		41	39,821
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 03/30/21	GBP	1,336	1,847,420
Series A4, 5.66%, 06/30/27		964	1,375,219
Series M, 7.40%, 03/28/24		3,000	4,307,456
Series N, 6.46%, 03/30/32		821	1,045,478
Vue International Bidco PLC, 7.88%, 07/15/20		100	131,790
Wyndham Destinations, Inc.:
5.40%, 04/01/24		6	6,030
5.75%, 04/01/27		44	43,670
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		76	76,885
Wynn Macau Ltd., 5.50%, 10/01/27(a)		400	379,250
Yum! Brands, Inc.:
3.88%, 11/01/23		27	26,460
5.35%, 11/01/43		4	3,420

			15,847,491

Household Durables — 0.3%
Algeco Global Finance PLC, 8.00%, 02/15/23(a)		600	598,500
Century Communities, Inc., 6.88%, 05/15/22		289	291,167
Lennar Corp.:
6.25%, 12/15/21		196	205,065
4.88%, 12/15/23		85	86,275
4.75%, 05/30/25		90	90,253
5.25%, 06/01/26		38	38,143
4.75%, 11/29/27		185	179,681
Mattamy Group Corp.(a):
6.88%, 12/15/23		76	75,430
6.50%, 10/01/25		96	92,250
MDC Holdings, Inc., 6.00%, 01/15/43		72	61,200
Meritage Homes Corp., 5.13%, 06/06/27		52	48,490
PulteGroup, Inc., 6.38%, 05/15/33		216	204,660
Tempur Sealy International, Inc.:
5.63%, 10/15/23		2	2,020
5.50%, 06/15/26		67	66,833
TRI Pointe Group, Inc.:
4.88%, 07/01/21		73	72,817
5.25%, 06/01/27		28	25,200
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.38%, 06/15/19		10	9,988

			2,147,972

Household Products — 0.0%
ACCO Brands Corp., 5.25%, 12/15/24(a)		59	57,968
Energizer Holdings, Inc.(a):
6.38%, 07/15/26	USD	29	29,290
7.75%, 01/15/27		175	186,375

			273,633

Independent Power and Renewable Electricity Producers — 0.5%
AES Corp.:
4.50%, 03/15/23		3	3,023
4.88%, 05/15/23		31	31,300
6.00%, 05/15/26		174	183,135
5.13%, 09/01/27		142	145,905

Security	Par (000)		Value

Independent Power and Renewable Electricity Producers (continued)
Calpine Corp.:
5.38%, 01/15/23	USD	558	$552,420
5.88%, 01/15/24(a)		120	122,400
5.75%, 01/15/25		100	95,750
5.25%, 06/01/26(a)		488	478,240
Clearway Energy Operating LLC:
5.38%, 08/15/24		212	207,760
5.75%, 10/15/25(a)		142	139,515
5.00%, 09/15/26		73	68,072
Colbun SA, 3.95%, 10/11/27(a)		200	193,250
Genneia SA, 8.75%, 01/20/22(a)		370	344,100
NRG Energy, Inc.:
6.25%, 05/01/24		3	3,105
6.63%, 01/15/27		750	797,578
5.75%, 01/15/28		96	98,520
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		63	62,415
6.63%, 06/15/25(i)		15	15,750
5.00%, 01/31/28		128	121,600
Vistra Energy Corp.:
5.88%, 06/01/23		7	7,193
7.63%, 11/01/24		88	93,500

			3,764,531

Industrial Conglomerates — 0.1%
BWX Technologies, Inc., 5.38%, 07/15/26(a)		248	252,960
General Electric Co., 6.88%, 01/10/39		135	156,286
Smiths Group PLC, 3.63%, 10/12/22(a)		360	354,376
Vertiv Group Corp., 9.25%, 10/15/24(a)		346	346,000

			1,109,622

Insurance — 2.7%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(a)		35	35,831
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 08/01/23(a)		750	774,844
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25		1,495	1,468,415
American International Group, Inc., 3.75%, 07/10/25		3,380	3,309,424
AmWINS Group, Inc., 7.75%, 07/01/26(a)		81	83,025
Aon PLC:
3.88%, 12/15/25		1,445	1,469,568
4.60%, 06/14/44		500	494,637
Assicurazioni Generali SpA(3 mo. Euribor + 7.11%), 7.75%, 12/12/42(g)	EUR	100	134,788
AXA SA(3 mo. Euribor + 3.05%), 5.25%, 04/16/40(g)		500	599,441
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.00%, 01/23/27		100	135,192
Five Corners Funding Trust, 4.42%, 11/15/23(a)		2,050	2,133,850
Hartford Financial Services Group, Inc., 5.13%, 04/15/22		1,860	1,958,777
HUB International Ltd., 7.00%, 05/01/26(a)		461	451,780
Liberty Mutual Group, Inc., 6.50%, 05/01/42(a)		2,000	2,391,354
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen(3 mo. Euribor + 3.50%), 6.00%, 05/26/41(g)		400	508,860
Nationstar Mortgage Holdings, Inc.(a):
8.13%, 07/15/23	USD	153	155,677
9.13%, 07/15/26		143	146,217
Nationwide Building Society, 4.13%, 10/18/32(a)(c)		720	657,597
Prudential Financial, Inc.:
5.90%, 03/17/36		500	568,885
5.70%, 12/14/36(f)		1,625	1,875,315

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Insurance (continued)
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(a)	USD	700	$686,121
USIS Merger Sub, Inc., 6.88%, 05/01/25(a)		41	39,872

			20,079,470

Interactive Media & Services — 0.3%
Equinix, Inc.:
2.88%, 03/15/24	EUR	100	116,988
5.88%, 01/15/26	USD	718	752,105
Match Group, Inc., 5.63%, 02/15/29(a)		107	106,398
Netflix, Inc.:
5.50%, 02/15/22		10	10,475
4.38%, 11/15/26		174	166,932
4.88%, 04/15/28		3	2,921
5.88%, 11/15/28(a)		455	473,905
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)(f)		99	86,625
Symantec Corp., 5.00%, 04/15/25(a)		222	221,277
Uber Technologies, Inc., 7.50%, 11/01/23(a)(f)		168	171,780
United Group BV, 4.38%, 07/01/22	EUR	126	145,385

			2,254,791

IT Services — 0.5%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		100	112,291
9.75%, 09/01/26(a)	USD	882	854,437
Fidelity National Information Services, Inc., 4.50%, 08/15/46		1,000	908,386
First Data Corp.(a):
5.00%, 01/15/24		220	225,777
5.75%, 01/15/24		1,236	1,272,400
Gartner, Inc., 5.13%, 04/01/25(a)		209	210,568
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	120,336
WEX, Inc., 4.75%, 02/01/23(a)	USD	105	104,213
Xerox Corp.:
4.80%, 03/01/35		203	162,908
6.75%, 12/15/39		2	1,905

			3,973,221

Leisure Products — 0.0%
Mattel, Inc.:
6.75%, 12/31/25(a)		272	267,580
6.20%, 10/01/40		48	38,820
5.45%, 11/01/41		28	21,420

			327,820

Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc., 5.30%, 02/01/44		1,000	1,097,121

Machinery — 0.3%
Colfax Corp.(a):
6.00%, 02/15/24		283	292,197
6.38%, 02/15/26		143	149,078
Mueller Water Products, Inc., 5.50%, 06/15/26(a)		192	193,440
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	108,342
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(a)	USD	406	397,880
SPX FLOW, Inc.(a):
5.63%, 08/15/24		95	95,000
5.88%, 08/15/26		35	35,088
Terex Corp., 5.63%, 02/01/25(a)		365	354,962
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)		339	296,625
Wabash National Corp., 5.50%, 10/01/25(a)		176	162,360

			2,084,972

Media — 5.6%
21st Century Fox America, Inc., 7.63%, 11/30/28		385	500,151

Security	Par (000)		Value

Media (continued)
Altice Financing SA(a):
6.63%, 02/15/23	USD	403	$412,068
7.50%, 05/15/26		392	379,260
Altice France SA(a):
7.38%, 05/01/26		706	692,762
8.13%, 02/01/27		712	715,560
Altice Luxembourg SA, 7.75%, 05/15/22(a)(f)		642	637,987
AMC Networks, Inc.:
4.75%, 12/15/22		2	2,028
5.00%, 04/01/24		2	1,984
4.75%, 08/01/25		448	435,260
Cablevision Systems Corp., 8.00%, 04/15/20		325	340,438
CBS Radio, Inc., 7.25%, 11/01/24(a)		10	9,900
CCO Holdings LLC/CCO Holdings Capital Corp.(a):
5.13%, 05/01/23		73	74,285
5.38%, 05/01/25		3	3,071
5.13%, 05/01/27		1,273	1,252,848
5.88%, 05/01/27		18	18,489
5.00%, 02/01/28		653	628,104
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25		4,700	4,871,433
Clear Channel International BV, 8.75%, 12/15/20(a)		317	324,529
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		1,132	1,156,055
9.25%, 02/15/24(a)		1,187	1,244,866
Series B, 7.63%, 03/15/20		429	429,215
Series B, 6.50%, 11/15/22		459	469,327
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,600	3,171,381
Comcast Corp.:
6.45%, 03/15/37		790	972,658
4.60%, 08/15/45		2,000	2,019,003
4.70%, 10/15/48		3,000	3,121,235
CSC Holdings LLC:
6.75%, 11/15/21		137	145,905
5.38%, 07/15/23(a)		340	349,418
5.25%, 06/01/24		434	433,852
7.75%, 07/15/25(a)		360	384,300
6.63%, 10/15/25(a)		200	211,000
10.88%, 10/15/25(a)		654	758,640
5.50%, 05/15/26(a)		559	565,289
5.38%, 02/01/28(a)		200	196,500
6.50%, 02/01/29(a)		429	448,846
Series 144S, 5.13%, 12/15/21(a)		321	322,008
Discovery Communications LLC:
3.25%, 04/01/23		1,850	1,806,171
3.45%, 03/15/25		210	201,539
DISH DBS Corp.:
6.75%, 06/01/21		443	452,967
5.88%, 07/15/22		669	638,895
5.00%, 03/15/23		284	252,760
5.88%, 11/15/24		14	11,791
DKT Finance ApS, 7.00%, 06/17/23	EUR	142	174,157
Getty Images, Inc., 9.75%, 03/01/27(a)	USD	48	48,360
Gray Television, Inc.(a):
5.13%, 10/15/24		3	2,989
7.00%, 05/15/27		144	152,280
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		64	68,640
5.25%, 08/01/26		110	107,525
Inmarsat Finance PLC, 4.88%, 05/15/22(a)		200	200,000
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		484	441,650

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
8.50%, 10/15/24(a)	USD	575	$580,577
9.75%, 07/15/25(a)		620	643,250
Interpublic Group of Cos., Inc., 3.75%, 02/15/23		2,000	1,994,461
Lamar Media Corp., 5.75%, 02/01/26(a)		75	78,469
Level 3 Parent LLC, 5.75%, 12/01/22		222	224,498
MDC Partners, Inc., 6.50%, 05/01/24(a)		228	197,505
Meredith Corp., 6.88%, 02/01/26(e)		110	113,608
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(a)		148	154,469
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(a)		340	339,150
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, 03/15/25		32	32,810
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(a)		104	100,230
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(a)		43	41,710
Sirius XM Radio, Inc.(a):
5.38%, 04/15/25		3	3,057
5.38%, 07/15/26		2	2,005
5.00%, 08/01/27		235	229,713
TCI Communications, Inc., 7.88%, 02/15/26(f)		610	762,086
TEGNA, Inc., 5.50%, 09/15/24(a)		45	44,494
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(a)		200	192,500
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	90	109,898
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(a)	USD	167	179,525
Univision Communications, Inc.(a):
5.13%, 05/15/23		162	147,015
5.13%, 02/15/25		52	45,500
UPCB Finance IV Ltd., 4.00%, 01/15/27	EUR	90	107,110
Viacom, Inc., 5.85%, 09/01/43	USD	645	672,815
Videotron Ltd., 5.13%, 04/15/27(a)		227	230,405
Virgin Media Finance PLC, 5.75%, 01/15/25(a)		515	512,425
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	100	132,649
Virgin Media Secured Finance PLC:
5.25%, 01/15/26(a)	USD	503	503,523
4.88%, 01/15/27	GBP	100	129,989
Warner Media LLC, 6.10%, 07/15/40	USD	830	906,351
Ziggo Bond Co. BV:
7.13%, 05/15/24	EUR	100	119,135
5.88%, 01/15/25(a)	USD	260	252,772
Ziggo BV, 5.50%, 01/15/27(a)		150	144,750

			42,187,833

Metals & Mining — 1.0%
Alcoa Nederland Holding BV, 6.13%, 05/15/28(a)		200	204,750
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(a)		139	144,039
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(a)		131	130,672
Constellium NV(a):
5.75%, 05/15/24		1,082	1,059,927
5.88%, 02/15/26		269	261,602
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		121	121,000
3.55%, 03/01/22		420	415,275
3.88%, 03/15/23		924	910,584
4.55%, 11/14/24		251	248,490
5.40%, 11/14/34		245	223,562
5.45%, 03/15/43		692	607,230
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)		377	377,471

Security	Par (000)		Value

Metals & Mining (continued)
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(a)	USD	84	$88,095
Nexa Resources SA, 5.38%, 05/04/27(a)		299	301,811
Novelis Corp.(a):
6.25%, 08/15/24		548	552,110
5.88%, 09/30/26		281	273,975
Rio Tinto Finance USA PLC, 4.75%, 03/22/42		400	436,958
Steel Dynamics, Inc.:
5.25%, 04/15/23		40	40,700
5.50%, 10/01/24		48	49,320
4.13%, 09/15/25		195	189,606
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25(a)		62	63,085
thyssenkrupp AG, 2.88%, 02/22/24	EUR	82	93,271
United States Steel Corp.:
6.88%, 08/15/25	USD	100	98,500
6.25%, 03/15/26		70	66,238
Vale Overseas Ltd., 6.25%, 08/10/26		237	250,272

			7,208,543

Multi-Utilities — 0.0%
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(a)		187	187,000

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(a)		135	132,637
Lam Research Corp.(e):
3.75%, 03/15/26		30	30,021
4.00%, 03/15/29		55	55,015

			217,673

Oil, Gas & Consumable Fuels — 7.1%
Anadarko Petroleum Corp., 5.55%, 03/15/26		1,500	1,604,556
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/01/27		250	245,670
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.38%, 09/15/24		35	35,000
5.75%, 03/01/27(a)		72	72,540
Antero Resources Corp.:
5.13%, 12/01/22		52	52,083
5.63%, 06/01/23		71	71,178
5.00%, 03/01/25		186	178,560
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a):
10.00%, 04/01/22		172	185,330
7.00%, 11/01/26		84	81,060
Berkshire Hathaway Energy Co., 5.95%, 05/15/37		750	894,640
Berry Petroleum Co. LLC, 7.00%, 02/15/26(a)		187	186,532
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/25		120	121,650
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)		277	270,767
California Resources Corp., 8.00%, 12/15/22(a)(f)		454	362,632
Callon Petroleum Co.:
6.13%, 10/01/24		144	145,080
Series WI, 6.38%, 07/01/26		80	80,000
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23(f)		193	190,346
8.25%, 07/15/25		202	211,090
Cenovus Energy, Inc., 4.25%, 04/15/27		400	381,121
Chaparral Energy, Inc., 8.75%, 07/15/23(a)		164	103,320
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		378	418,635
5.88%, 03/31/25		216	230,042
5.13%, 06/30/27		487	496,740
Cheniere Energy Partners LP, 5.63%, 10/01/26(a)		70	71,313

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.:
6.63%, 08/15/20	USD	179	$183,475
4.88%, 04/15/22		29	27,840
7.00%, 10/01/24(f)		282	278,475
8.00%, 01/15/25(f)		110	111,788
8.00%, 06/15/27		534	528,660
CNX Resources Corp., 5.88%, 04/15/22		1,135	1,146,350
Comstock Resources, Inc., 9.75%, 08/15/26(a)		111	102,883
ConocoPhillips, 6.50%, 02/01/39		600	784,650
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		685	825,871
CONSOL Energy, Inc., 11.00%, 11/15/25(a)		286	325,325
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(a)		197	183,210
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		11	11,292
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		664	643,250
DCP Midstream Operating LP:
4.75%, 09/30/21(a)		55	55,963
5.38%, 07/15/25		185	192,400
6.45%, 11/03/36(a)		148	149,110
6.75%, 09/15/37(a)		211	215,220
Denbury Resources, Inc., 9.25%, 03/31/22(a)		256	256,640
Devon Energy Corp., 5.85%, 12/15/25		1,000	1,104,425
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		75	70,875
5.70%, 10/15/39		18	12,150
4.88%, 11/01/43		164	102,500
Diamondback Energy, Inc.:
4.75%, 11/01/24		183	185,059
4.75%, 11/01/24(a)		18	18,203
5.38%, 05/31/25		145	150,075
Enbridge, Inc., 6.25%, 03/01/78(c)		1,935	1,903,324
Endeavor Energy Resources LP/EER Finance, Inc.(a):
5.50%, 01/30/26		337	353,007
5.75%, 01/30/28		222	236,430
Energy Transfer Operating LP:
4.05%, 03/15/25		500	496,826
4.75%, 01/15/26		1,250	1,274,223
5.30%, 04/15/47		540	509,137
EnLink Midstream Partners LP:
4.40%, 04/01/24		144	139,860
4.15%, 06/01/25		14	13,335
4.85%, 07/15/26		22	21,533
5.60%, 04/01/44		65	57,363
5.05%, 04/01/45		89	75,205
5.45%, 06/01/47		125	110,313
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(j)		458	368,978
Ensco PLC, 5.75%, 10/01/44		2	1,285
EOG Resources, Inc., 5.10%, 01/15/36		200	215,712
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		6	4,680
7.75%, 05/15/26(a)		258	228,652
Extraction Oil & Gas, Inc.(a):
7.38%, 05/15/24		77	68,915
5.63%, 02/01/26		265	219,950
Frontera Energy Corp., 9.70%, 06/25/23(a)		384	392,193
Genesis Energy LP/Genesis Energy Finance Corp.:
6.50%, 10/01/25		59	56,493
6.25%, 05/15/26		112	103,600
GNL Quintero SA, 4.63%, 07/31/29(a)		200	201,750
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(a)		396	340,560

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Gulfport Energy Corp.:
6.63%, 05/01/23	USD	100	$98,000
6.38%, 01/15/26		12	10,530
Halcon Resources Corp., 6.75%, 02/15/25		254	189,865
Hess Corp., 4.30%, 04/01/27		1,100	1,062,976
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(a)		134	134,670
Impulsora Pipeline LLC, 6.05%, 12/31/42(b)(d)		1,800	1,810,385
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)		42	36,645
Jagged Peak Energy LLC, 5.88%, 05/01/26(a)		10	10,103
KeySpan Gas East Corp., 5.82%, 04/01/41(a)		1,010	1,182,568
Kinder Morgan, Inc.:
4.30%, 06/01/25		1,750	1,791,007
5.05%, 02/15/46		1,750	1,732,604
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(a)		26	25,935
Marathon Petroleum Corp., 6.50%, 03/01/41(f)		2,049	2,365,945
Matador Resources Co., 5.88%, 09/15/26		237	235,815
MEG Energy Corp., 6.50%, 01/15/25(a)		352	345,840
MidAmerican Energy Co., 5.80%, 10/15/36(f)		1,500	1,791,318
Nabors Industries, Inc.:
5.00%, 09/15/20		18	18,068
5.75%, 02/01/25		110	97,350
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(a)		53	51,278
NGPL PipeCo LLC(a):
4.88%, 08/15/27		282	283,674
7.77%, 12/15/37		254	303,212
Noble Holding International Ltd.:
7.75%, 01/15/24		96	85,440
7.88%, 02/01/26(a)		472	441,320
5.25%, 03/15/42		84	52,080
Northern Oil and Gas, Inc., (8.50% Cash or 1.00% PIK), 9.50%, 05/15/23(h)		180	183,918
Oasis Petroleum, Inc.:
6.88%, 03/15/22		171	170,786
6.88%, 01/15/23		58	57,638
6.25%, 05/01/26(a)		187	178,118
Pacific Drilling SA, 8.38%, 10/01/23(a)		470	472,350
Parsley Energy LLC/Parsley Finance Corp.(a):
6.25%, 06/01/24		94	96,350
5.38%, 01/15/25		144	144,360
5.25%, 08/15/25		52	51,464
5.63%, 10/15/27		228	225,720
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25		123	126,137
PDC Energy, Inc.:
1.13%, 09/15/21(j)		548	513,123
6.13%, 09/15/24		29	28,710
5.75%, 05/15/26		103	98,880
Petrobras Global Finance BV:
5.30%, 01/27/25		178	179,024
8.75%, 05/23/26		222	262,115
6.00%, 01/27/28		239	240,195
Petroleos Mexicanos:
6.38%, 02/04/21		200	205,758
5.38%, 03/13/22		27	26,946
6.50%, 03/13/27		148	142,894
QEP Resources, Inc.:
6.88%, 03/01/21		113	116,814
5.38%, 10/01/22		315	309,487
5.25%, 05/01/23		103	99,138
5.63%, 03/01/26(f)		256	240,000

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.:
5.88%, 07/01/22	USD	38	$38,380
5.00%, 08/15/22		45	44,381
5.00%, 03/15/23		5	4,831
4.88%, 05/15/25		79	72,359
Resolute Energy Corp., 8.50%, 05/01/20		279	279,697
Rowan Cos., Inc., 4.88%, 06/01/22		198	184,511
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26		1,750	1,908,274
Sanchez Energy Corp.:
7.75%, 06/15/21		433	69,280
7.25%, 02/15/23(a)		84	72,450
SESI LLC, 7.13%, 12/15/21		60	55,500
Seven Generations Energy Ltd.(a):
6.88%, 06/30/23		57	58,568
5.38%, 09/30/25		140	134,750
SM Energy Co.:
6.13%, 11/15/22		63	62,685
5.00%, 01/15/24		270	254,137
5.63%, 06/01/25		178	166,430
6.75%, 09/15/26		45	43,088
6.63%, 01/15/27		70	66,675
Southwestern Energy Co.:
6.20%, 01/23/25		99	97,980
7.50%, 04/01/26		14	14,525
7.75%, 10/01/27		188	194,648
Suncor Energy, Inc., 6.50%, 06/15/38		1,000	1,206,419
Sunoco Logistics Partners Operations LP, 3.90%, 07/15/26		310	300,930
Sunoco LP/Sunoco Finance Corp.:
4.88%, 01/15/23		187	189,337
5.50%, 02/15/26		64	63,571
5.88%, 03/15/28		4	3,940
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a):
4.75%, 10/01/23		15	14,963
5.50%, 09/15/24		238	243,129
5.50%, 01/15/28		571	569,572
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		105	106,443
5.13%, 02/01/25		88	88,440
5.88%, 04/15/26(a)		254	264,160
5.38%, 02/01/27		12	12,060
6.50%, 07/15/27(a)		195	206,212
5.00%, 01/15/28		175	169,969
6.88%, 01/15/29(a)		432	459,810
TransCanada PipeLines Ltd., 4.63%, 03/01/34		500	508,940
Transocean Pontus Ltd., 6.13%, 08/01/25(a)		118	119,306
Transocean Poseidon Ltd., 6.88%, 02/01/27(a)		253	259,957
Transocean, Inc., 7.25%, 11/01/25(a)		215	205,325
Vantage Drilling International, 9.25%, 11/15/23(a)		80	81,400
Weatherford International Ltd., 5.13%, 09/15/20(f)		130	108,550
Western Midstream Operating LP, 5.38%, 06/01/21		1,425	1,468,191
Whiting Petroleum Corp., 6.63%, 01/15/26		200	196,000
Williams Cos., Inc.:
3.90%, 01/15/25		1,150	1,152,718
4.00%, 09/15/25		750	753,674
WPX Energy, Inc.:
8.25%, 08/01/23		65	72,881
5.25%, 09/15/24		75	74,719
YPF SA, 8.50%, 07/28/25		316	309,617

			53,108,833

Security	Par (000)		Value

Paper & Forest Products — 0.1%
International Paper Co., 6.00%, 11/15/41	USD	870	$933,152
Norbord, Inc., 6.25%, 04/15/23(a)		111	113,498

			1,046,650

Personal Products — 0.0%
Coty, Inc., 6.50%, 04/15/26(a)		58	55,895

Pharmaceuticals — 2.4%
AbbVie, Inc.:
3.60%, 05/14/25		870	855,195
3.20%, 05/14/26		500	472,678
4.45%, 05/14/46		2,095	1,840,093
Allergan Funding SCS:
3.80%, 03/15/25		3,250	3,210,307
4.55%, 03/15/35		2,140	1,995,997
Allergan Sales LLC, 5.00%, 12/15/21(a)		758	783,906
Bausch Health Americas, Inc.(a):
8.50%, 01/31/27(e)		688	714,660
9.25%, 04/01/26		67	72,193
Bausch Health Cos., Inc.:
5.63%, 12/01/21(a)		26	26,039
6.50%, 03/15/22(a)		56	58,030
5.50%, 03/01/23(a)		317	315,415
4.50%, 05/15/23	EUR	276	316,255
5.88%, 05/15/23(a)	USD	928	923,360
7.00%, 03/15/24(a)		475	500,531
6.13%, 04/15/25(a)		157	151,113
5.50%, 11/01/25(a)		923	931,076
9.00%, 12/15/25(a)		300	321,375
5.75%, 08/15/27(a)(e)		88	88,770
Charles River Laboratories International, Inc., 5.50%, 04/01/26(a)		234	243,360
CVS Health Corp.:
5.13%, 07/20/45		700	691,552
5.05%, 03/25/48		1,221	1,207,335
Elanco Animal Health, Inc., 4.90%, 08/28/28(a)		184	191,111
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/23(a)		200	165,750
Endo Finance LLC, 5.75%, 01/15/22(a)		164	153,340
Endo Finance LLC/Endo Finco, Inc.(a):
7.25%, 01/15/22		25	23,992
5.38%, 01/15/23		62	51,111
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(a)		907	913,803
MEDNAX, Inc., 6.25%, 01/15/27(a)		267	268,482
Mylan NV, 3.95%, 06/15/26		750	702,534
Rossini Sarl, 6.75%, 10/30/25	EUR	112	132,604

			18,321,967

Real Estate Management & Development — 0.6%
ADLER Real Estate AG, 3.00%, 04/27/26		100	112,290
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)	USD	124	124,593
Howard Hughes Corp., 5.38%, 03/15/25(a)		83	81,963
Newmark Group, Inc., 6.13%, 11/15/23(a)		64	64,344
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(a)(f)		4,600	4,322,252
Residomo SRO, 3.38%, 10/15/24	EUR	100	114,873

			4,820,315

Road & Rail — 1.2%
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40	USD	1,890	2,274,691
CSX Corp., 4.75%, 05/30/42		350	358,903
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(a)		122	103,090

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Road & Rail (continued)
Herc Rentals, Inc.(a):
7.50%, 06/01/22	USD	170	$177,225
7.75%, 06/01/24		72	76,792
Hertz Corp., 7.63%, 06/01/22(a)		174	177,915
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	116,190
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(a)	USD	5,000	5,100,000
United Rentals North America, Inc.:
4.63%, 10/15/25		117	113,783
5.88%, 09/15/26		135	138,037
6.50%, 12/15/26		3	3,131
4.88%, 01/15/28		55	52,456

			8,692,213

Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		51	56,610
Analog Devices, Inc., 3.90%, 12/15/25		470	469,882
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		2,850	2,637,695
Qorvo, Inc., 5.50%, 07/15/26(a)		368	374,440
QUALCOMM, Inc., 4.65%, 05/20/35		250	244,498
Sensata Technologies BV, 5.00%, 10/01/25(a)		370	373,700

			4,156,825

Software — 1.9%
ACI Worldwide, Inc., 5.75%, 08/15/26(a)		429	441,334
CA, Inc., 3.60%, 08/15/22		705	700,701
CDK Global, Inc., 4.88%, 06/01/27		551	541,473
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(a)		672	734,160
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 05/01/21(a)(h)		240	240,960
Infor US, Inc., 6.50%, 05/15/22		1,519	1,549,031
Informatica LLC, 7.13%, 07/15/23(a)		531	537,701
Microsoft Corp., 3.50%, 11/15/42(f)		4,000	3,771,351
Nuance Communications, Inc.:
6.00%, 07/01/24		59	60,918
5.63%, 12/15/26		163	166,260
Oracle Corp., 5.38%, 07/15/40		3,025	3,453,179
PTC, Inc., 6.00%, 05/15/24		125	130,762
RP Crown Parent LLC, 7.38%, 10/15/24(a)		306	313,650
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)		1,125	1,219,219
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(a)		177	182,752
TIBCO Software, Inc., 11.38%, 12/01/21(a)		478	507,875

			14,551,326

Specialty Retail — 0.5%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		159	161,385
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(a)		176	174,240
Group 1 Automotive, Inc.:
5.00%, 06/01/22		110	110,550
5.25%, 12/15/23(a)		13	12,968
Home Depot, Inc., 5.88%, 12/16/36		1,660	2,015,178
L Brands, Inc.:
6.88%, 11/01/35		215	185,437
6.75%, 07/01/36		49	41,405
Lowe’s Cos., Inc., 4.38%, 09/15/45		1,000	927,074
Penske Automotive Group, Inc., 5.50%, 05/15/26		22	21,586
PVH Corp., 3.13%, 12/15/27	EUR	100	112,938

			3,762,761

Security	Par (000)		Value

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc., 4.65%, 02/23/46	USD	2,400	$2,587,161
Dell International LLC/EMC Corp.(a):
4.42%, 06/15/21		20	20,361
7.13%, 06/15/24		535	567,723
6.02%, 06/15/26		110	116,704
8.35%, 07/15/46		45	52,657
Hewlett Packard Enterprise Co., 4.90%, 10/15/25		1,500	1,561,477
Western Digital Corp., 4.75%, 02/15/26		479	452,655

			5,358,738

Textiles, Apparel & Luxury Goods — 0.0%
SMCP Group SAS, 5.88%, 05/01/23	EUR	49	57,215
William Carter Co., 5.63%, 03/15/27(a)(e)	USD	97	96,000

			153,215

Thrifts & Mortgage Finance — 0.0%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	133,232
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a):
5.25%, 03/15/22	USD	17	17,255
5.25%, 10/01/25		139	130,660

			281,147

Tobacco — 1.3%
Altria Group, Inc.:
9.95%, 11/10/38		516	706,108
10.20%, 02/06/39		894	1,246,939
5.38%, 01/31/44		4,030	3,751,964
3.88%, 09/16/46		1,250	944,442
Reynolds American, Inc.:
4.45%, 06/12/25		635	640,688
7.00%, 08/04/41		1,000	1,042,806
5.85%, 08/15/45		1,500	1,429,032

			9,761,979

Transportation Infrastructure — 0.2%
I 595 Express LLC, 3.31%, 12/31/31(b)(d)		839	799,938
Rumo Luxembourg Sarl, 7.38%, 02/09/24(a)		370	395,900
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(a)		580	575,227

			1,771,065

Utilities — 0.2%
AES Argentina Generacion SA, 7.75%, 02/02/24(a)		370	326,229
AES Panama SRL, 6.00%, 06/25/22(a)		228	233,963
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	114,603
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(a)	USD	370	337,625
Stoneway Capital Corp., 10.00%, 03/01/27(a)		511	506,343
Vistra Operations Co. LLC(a):
5.50%, 09/01/26		56	58,100
5.63%, 02/15/27		256	263,680

			1,840,543

Wireless Telecommunication Services — 1.3%
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(a)		1,000	1,030,000
CoreCivic, Inc., 4.75%, 10/15/27		120	104,400
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 03/15/24		26	26,455
5.38%, 03/15/27		115	117,012
Equinix, Inc., 5.38%, 04/01/23		14	14,245
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(a)		74	69,560
Rogers Communications, Inc., 7.50%, 08/15/38		2,325	3,066,820

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
SBA Communications Corp.:
4.88%, 07/15/22	USD	14	$14,175
4.88%, 09/01/24		951	949,811
Sprint Capital Corp., 6.90%, 05/01/19		140	140,350
Sprint Corp.:
7.88%, 09/15/23		684	732,058
7.13%, 06/15/24		974	1,003,220
7.63%, 02/15/25		226	236,735
7.63%, 03/01/26		1,005	1,042,687
T-Mobile USA, Inc.:
5.13%, 04/15/25		77	78,949
6.50%, 01/15/26		42	44,888
4.50%, 02/01/26		426	419,606
4.75%, 02/01/28		387	375,835

			9,466,806

Total Corporate Bonds — 65.4% (Cost — $484,633,950)			492,103,462

Floating Rate Loan Interests(b) — 2.2%

Aerospace & Defense — 0.0%
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.27%, 11/29/25(b)(d)		33	33,206
DAE Aviation Holdings, Inc., Term Loan(b)(k):
2019 B, 1.00%, 01/23/26		68	68,750
1.00%, 01/23/26		37	36,962

			138,918

Chemicals — 0.1%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.80%, 01/31/24(b)		283	277,628
Invictus US LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.24%, 03/25/26(b)(d)		37	36,382
Messer Industries LLC, 2018 USD Term Loan, 1.00%, 10/01/25(b)(k)		246	244,440

			558,450

Commercial Services & Supplies — 0.2%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.99%, 08/04/25(b)		261	264,860
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 05/30/25(b)		295	289,854
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.99%, 08/27/25(b)(d)		669	669,851
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 10/10/24(b)		121	114,407
West Corporation, 2018 Term Loan B1, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.13%, 10/10/24(b)		52	48,449

			1,387,421

Communications Equipment — 0.0%
CommScope, Inc., 2019 Term Loan B, 1.00%, 02/06/26(b)(k)		132	131,999

Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.96%, 06/21/24(b)		840	819,114

Diversified Telecommunication Services — 0.1%
Frontier Communications Corp., Delayed Draw Term Loan A, (1 mo. LIBOR + 2.75%), 5.25%, 03/31/21(b)		220	216,550

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Sprint Communications, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.50%, 02/02/24(b)	USD	252	$248,850

			465,400

Electric Utilities — 0.0%
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 2.00%), 4.48%, 12/31/25(b)		76	75,517

Energy Equipment & Services — 0.1%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.49%, 03/01/24(b)		89	70,630
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 10.23%, 11/08/22(b)		516	513,420
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.50%), 3.93%, 07/13/20(b)		190	185,318

			769,368

Gas Utilities — 0.0%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 8.30%, 07/31/25(b)		120	118,602

Health Care Equipment & Supplies — 0.1%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.80%, 06/15/21(b)		417	416,564

Health Care Providers & Services — 0.1%
Concentra, Inc., 2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor), 9.02%, 06/01/23(b)		99	99,000
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 10/10/25(b)		511	491,042
Gentiva Health Services, Inc.(b):
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.25%, 07/02/25(d)		101	101,349
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.50%, 07/02/26		34	34,569
Sotera Health Holdings LLC, 2017 Term Loan, 5.49%, 05/15/22(b)		65	63,651
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/06/24(b)		87	78,019

			867,630

Health Care Technology — 0.1%
VVC Holding Corp., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 7.20%, 02/11/26(b)		621	617,119

Hotels, Restaurants & Leisure — 0.1%
Bronco Midstream Funding LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 5.99%, 08/14/23(b)		22	21,854
IRB Holding Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 02/05/25(b)		119	118,027
Stars Group Holdings BV, 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 6.30%, 07/10/25(b)		748	747,302

			887,183

Industrial Conglomerates — 0.1%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 11/30/23(b)(d)		299	288,926
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.78%, 11/28/21(b)		113	111,199

			400,125

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Insurance — 0.1%
Sedgwick Claims Management Services, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.74%, 12/31/25(b)	USD	401	$398,855

Machinery — 0.0%
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.49%, 03/28/25(b)		358	343,317

Media — 0.2%
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 6.49%, 08/14/26(b)		159	154,120
Getty Images, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.50%), 7.06%, 02/19/26(b)		132	131,629
Intelsat Jackson Holdings SA(b):
2017 Term Loan B3, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.23%, 11/27/23		64	64,334
2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.98%, 01/02/24		198	200,745
2017 Term Loan B5, (Fixed + 6.62%), 6.63%, 01/02/24		1,071	1,081,201
PSAV Holdings LLC, 1.00% Floor)(b):
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 5.86%, 03/01/25		90	88,586
2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 9.99%, 09/01/25		53	49,289

			1,769,904

Oil & Gas Equipment & Services — 0.1%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.49%, 05/10/25(b)		1,179	1,132,750

Oil, Gas & Consumable Fuels — 0.2%
BCP Raptor II LLC, 1st Lien Term Loan, (2 mo. LIBOR + 4.75%), 7.37%, 11/03/25(b)		53	51,211
California Resources Corp., 1.00% Floor)(b):
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 7.24%, 12/31/22		621	610,562
Second Out Term Loan, (1 mo. LIBOR + 10.38%, 12.87%, 12/31/21		368	386,225
CONSOL Energy, Inc., 1st Lien Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 8.50%, 11/28/22(b)		90	90,865

			1,138,863

Pharmaceuticals — 0.1%
Bausch Health Companies Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 5.26%, 11/27/25(b)		131	130,475
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.75%, 04/29/24(b)		302	302,286

			432,761

Professional Services — 0.0%
Dun & Bradstreet Corp., Term Loan, 1.00%, 02/01/26(b)(k)		794	282,071

Software — 0.4%
BMC Software Finance, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%), 7.05%, 10/02/25(b)		58	57,930
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.88%, 05/28/24(b)		130	115,185
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 10/01/25(b)		1,953	1,921,573
Infor (US), Inc., Term Loan B6, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/01/22(b)		65	64,774

Security	Par (000)		Value

Software (continued)
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.99%, 11/01/24(b)	USD	353	$358,479
Mitchell International, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 11/29/24(b)		130	126,351
SS&C Technologies, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.74%, 04/16/25(b)		215	214,446

			2,858,738

Textiles, Apparel & Luxury Goods — 0.0%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 8.05%, 08/12/22(b)		183	182,601

Wireless Telecommunication Services — 0.0%
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.80%, 09/09/21(b)(d)		97	96,603

Total Floating Rate Loan Interests — 2.2% (Cost — $16,407,228)			16,289,873

Foreign Agency Obligations — 3.0%
Argentine Republic Government International Bond:
7.50%, 04/22/26		3,875	3,367,356
7.63%, 04/22/46		3,121	2,502,402
Colombia Government International Bond:
4.50%, 01/28/26(f)		200	205,800
3.88%, 04/25/27		468	461,214
4.50%, 03/15/29(f)		290	296,090
Cyprus Government International Bond, 4.63%, 02/03/20(a)	EUR	1,210	1,433,458
Egypt Government International Bond, 5.75%, 04/29/20	USD	626	633,825
Iceland Government International Bond, 5.88%, 05/11/22		3,555	3,876,993
Indonesia Government International Bond, 4.75%, 01/08/26		380	392,520
Italian Government International Bond, 5.38%, 06/15/33		2,925	3,011,200
Mexico Government International Bond:
4.15%, 03/28/27		260	256,620
3.75%, 01/11/28(f)		200	191,400
Portugal Government International Bond, 5.13%, 10/15/24(a)		3,970	4,232,481
Republic of South Africa Government International Bond, 5.88%, 05/30/22		440	460,900
Russian Foreign Bond - Eurobond:
4.75%, 05/27/26		200	203,200
4.25%, 06/23/27		400	392,000
Saudi Government International Bond:
4.50%, 04/17/30		278	286,340
5.25%, 01/16/50(a)		200	209,400
Turkey Government International Bond, 6.25%, 09/26/22		200	202,750

Total Foreign Agency Obligations — 3.0% (Cost — $23,809,508)			22,615,949

Municipal Bonds — 3.1%

California — 0.9%
East Bay Municipal Utility District Water System Revenue, RB, Build America Bonds, 5.87%, 06/01/40		1,900	2,434,128

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

California (continued)
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 04/01/39	USD	280	$411,250
7.63%, 03/01/40		1,720	2,519,783
University of California, RB, Build America Bonds, 5.95%, 05/15/45		885	1,092,559

			6,457,720

Georgia — 0.3%
Municipal Electric Authority of Georgia, Refunding RB, Build America Bonds, Series A, 7.06%, 04/01/57		1,999	2,226,446

Illinois — 0.2%
State of Illinois, GO, 5.10%, 06/01/33		2,000	1,896,980

Indiana — 0.4%
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 01/15/40		2,535	3,109,406

New York — 1.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
Series EE, 5.50%, 06/15/43		930	984,758
Series GG, Build America Bonds, 5.72%, 06/15/42		1,390	1,767,719
Water & Sewer System, Series EE, 5.38%, 06/15/43		770	813,112
Metropolitan Transportation Authority, RB, Build America Bonds, Series C, 7.34%, 11/15/39		1,295	1,841,762
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 03/15/39		1,100	1,285,251
5.60%, 03/15/40		1,900	2,282,470
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	943,449

			9,918,521

Total Municipal Bonds — 3.1% (Cost — $20,447,440)			23,609,073

Non-Agency Mortgage-Backed Securities — 4.9%

Collateralized Mortgage Obligations — 0.4%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 03/25/37		490	428,716
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		947	917,340
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.19%), 2.67%, 03/20/47(b)		760	640,886
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 4.02%, 06/19/35(c)		244	239,563
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 05/25/36		34	73,309
Series 2007-4F, Class 3A1, 6.00%, 07/25/37		156	136,766
JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 08/25/36		64	46,522
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 4.30%, 05/25/36(c)		487	442,703
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 3.10%, 05/25/47(b)		178	165,649

			3,091,454

Commercial Mortgage-Backed Securities — 4.5%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.60%, 04/14/33(a)(c)		4,170	4,144,548

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class B, 5.22%, 09/10/46(c)	USD	7,183	$7,632,353
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,409	1,451,389
Commercial Mortgage Trust(c):
Series 2013-CR11, Class B, 5.11%, 08/10/50		7,000	7,405,499
Series 2015-CR22, Class C, 4.12%, 03/10/48		5,000	5,049,183
Series 2015-LC19, Class C, 4.26%, 02/10/48		3,500	3,526,415
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.30%, 04/15/50(c)		1,000	1,004,598
Morgan Stanley Capital I Trust, Series 2014-CPT, Class G, 3.45%, 07/13/29(a)(c)		3,200	3,118,857

			33,332,842

Total Non-Agency Mortgage-Backed Securities — 4.9% (Cost — $35,628,987)			36,424,296

Preferred Securities — 11.7%

Capital Trusts — 11.0%

Banks — 3.4%
Banco Bilbao Vizcaya Argentaria SA, 6.13%(c)(l)		2,000	1,802,500
Bankia SA, 6.38%(c)(l)	EUR	200	224,646
BNP Paribas SA, 7.20%(a)(g)(l)	USD	2,000	2,132,500
Capital One Financial Corp., Series E, 5.55%(g)(l)		3,500	3,565,905
CIT Group, Inc., Series A, 5.80%(g)(l)		163	158,925
Citigroup, Inc.:
5.90%(g)(l)		40	40,800
Series M, 6.30%(g)(l)		4,000	4,070,000
Series P, 5.95%(g)(l)		2,100	2,115,750
Series T, 6.25%(g)(l)		50	52,558
Credit Agricole SA(a)(g)(l):
6.63%		1,400	1,412,872
7.88%		1,000	1,072,996
Nordea Bank AB, 6.13%(a)(g)(l)		2,960	2,889,700
Wells Fargo & Co.:
Series Q, 5.85%(g)(l)		75	1,910,250
Series S, 5.90%(g)(l)		3,390	3,453,562
Series U, 5.88%(f)(g)(l)		505	534,038

			25,437,002

Capital Markets — 0.7%
Goldman Sachs Group, Inc., Series P, 5.00%(c)(l)		209	192,280
Morgan Stanley, Series H, 5.45%(g)(l)		2,627	2,630,284
State Street Corp., Series F, 5.25%(g)(l)		2,000	2,025,000

			4,847,564

Chemicals — 0.0%
Solvay Finance SA, 5.12%(g)(l)	EUR	100	122,665

Diversified Financial Services — 4.5%
ATF Netherlands BV, 3.75%(g)(l)		100	113,711
Bank of America Corp.:
Series AA, 6.10%(g)(l)	USD	409	434,763
Series DD, 6.30%(g)(l)		45	49,005
Series FF, 5.88%(c)(l)		3,500	3,450,300
Series V, 5.13%(g)(l)		175	174,265
Series X, 6.25%(g)(l)		4,620	4,886,205
Bank of New York Mellon Corp., Series D, 4.50%(f)(g)(l)		2,000	1,851,000
Bank of New York Mellon Corp., Series E, 4.95%(g)(l)		2,000	2,027,660
HBOS Capital Funding LP, 6.85%(l)		100	101,000
HSBC Holdings PLC:
6.00%(g)(l)		435	423,581
6.50%(c)(l)		1,090	1,072,974

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Financial Services (continued)
JPMorgan Chase & Co.(g)(l):
Series 1, 6.22%	USD	5,079	$5,103,125
Series Q, 5.15%		3,000	2,977,500
Series R, 6.00%		70	72,100
Series U, 6.13%		500	520,000
Series V, 5.00%		6,430	6,421,963
Royal Bank of Scotland Group PLC, 8.63%(g)(l)		200	214,460
Societe Generale SA(a)(g)(l):
6.00%		3,000	2,966,250
7.88%		1,000	1,035,000

			33,894,862

Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 5.88%(g)(l)	EUR	100	126,541

Electric Utilities — 0.6%
ComEd Financing III, 6.35%, 03/15/33	USD	300	310,998
Electricite de France SA, 5.25%(a)(g)(l)		4,200	4,179,000
RWE AG, 2.75%, 04/21/75(g)	EUR	10	11,485

			4,501,483

Insurance — 1.8%
Allstate Corp., 6.50%, 05/15/67(g)	USD	4,100	4,387,000
Allstate Corp., Series B, 5.75%, 08/15/53(g)		2,000	2,020,000
MetLife, Inc., 6.40%, 12/15/66		2,554	2,707,240
Voya Financial, Inc., 5.65%, 05/15/53(g)		4,500	4,451,895

			13,566,135

Total Capital Trusts — 11.0% (Cost — $82,460,468)			82,496,252

		Shares

Preferred Stocks — 0.6%

Capital Markets — 0.6%
Goldman Sachs Group, Inc., Series J, 5.50%(g)(l)		92,000	2,337,720
Morgan Stanley, Series K, 5.85%(g)(l)		66,567	1,684,811
SCE Trust III, Series H, 5.75%(g)(l)		25,314	610,067

			4,632,598

Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp., Series S, 8.25%(c)(l)		10,000	96,800

Total Preferred Stocks — 0.6% (Cost — $4,614,025)			4,729,398

Trust Preferred — 0.1%

Diversified Financial Services — 0.1%
Citigroup Capital XIII, 9.12%(g)		29,583	790,458

Total Trust Preferred — 0.1% (Cost — $779,529)			790,458

Total Preferred Securities — 11.7% (Cost — $87,854,022)			88,016,108

		Par (000)

U.S. Government Sponsored Agency Securities — 15.8%

Agency Obligations — 1.6%
Fannie Mae, 5.63%, 07/15/37(f)	USD	1,600	2,100,264
Federal Home Loan Bank(f):
5.25%, 12/09/22		1,375	1,504,570
5.37%, 09/09/24		4,025	4,561,698

Security		Par (000)		Value

Agency Obligations (continued)
Residual Funding Corp., 0.00%, 04/15/30(m)	USD	6,055		$4,233,868

				12,400,400

Collateralized Mortgage Obligations — 4.4%
Fannie Mae Mortgage-Backed Securities:
Series 2015-47, Class GL, 3.50%, 07/25/45		1,636		1,621,912
Series 2005-5, Class PK, 5.00%, 12/25/34		31		31,466
Series 1991-87, Class S, (1 mo. LIBOR + 26.68%), 20.08%, 08/25/21(b)		1		1,174
Series G-17, Class S, 825.09%, 06/25/21(c)		—	(n)	—
Series G-07, Class S, (1 mo. LIBOR + 1,151.69%), 863.73%, 03/25/21(b)		—	(n)	16
Series G-33, Class PV, 1,078.42%, 10/25/21		—	(n)	—
Series 1991-46, Class S, (1 mo. LIBOR + 2,519.00%), 1,948.82%, 05/25/21(b)		—	(n)	—
Freddie Mac Mortgage-Backed Securities:
Series 4350, Class DY, 4.00%, 06/15/44		2,830		2,948,374
Series 4480, Class ZX, 4.00%, 11/15/44(f)		6,367		6,508,324
Series 4549, Class TZ, 4.00%, 11/15/45		2,790		2,875,392
Series 4398, Class ZX, 4.00%, 09/15/54(d)		9,155		9,655,900
Series 1057, Class J, 1,008.00%, 03/15/21		—	(n)	—
Series 192, Class U, 1,009.03%, 02/15/22(c)		—	(n)	—
Ginnie Mae Mortgage-Backed Securities, Series 2014-72, Class MQ, 4.00%, 02/20/44		8,858		9,133,478

				32,776,036

Interest Only Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, (1 mo. LIBOR + 9.20%), 1.20%, 04/25/23(b)		22		388
Series 2012-96, Class DI, 4.00%, 02/25/27		3,220		207,831
Series 2012-47, Class NI, 4.50%, 04/25/42		4,159		887,518
Series G92-05, Class H, 9.00%, 01/25/22		—	(n)	4
Series 94, Class 2, 9.50%, 08/25/21		—	(n)	8
Series 1990-136, Class S, (1 mo. LIBOR + 17.60%), 17.59%, 11/25/20(b)		—	(n)	—
Series 1991-139, Class PT, 648.35%, 10/25/21		—	(n)	—
Series G-10, Class S, (1 mo. LIBOR + 11.07%), 835.65%, 05/25/21(b)		—	(n)	—
Series 1991-099, Class L, 930.00%, 08/25/21		—	(n)	—
Series 1990-123, Class M, 1,009.50%, 10/25/20		—	(n)	—
Freddie Mac Mortgage-Backed Securities:
Series 1254, Class Z, 8.50%, 04/15/22		10		978
Series 1043, Class H, (1 mo. LIBOR + 45.00%), 33.80%, 02/15/21(b)		—	(n)	—
Series 1054, Class I, (1 mo. LIBOR + 5.26%), 664.78%, 03/15/21(b)		—	(n)	—
Series 1148, Class E, (1 mo. LIBOR + 1,196.85%), 903.40%, 10/15/21(b)		—	(n)	—
Series 1056, Class KD, 1,084.50%, 03/15/21		—	(n)	—
Ginnie Mae Mortgage-Backed Securities(b):
Series 2009-78, Class SD, (1 mo. LIBOR + 6.20%), 3.72%, 09/20/32		4,220		393,730
Series 2009-116, Class KS, (1 mo. LIBOR + 6.47%), 3.99%, 12/16/39		1,468		186,468
Series 2011-52, Class NS, (1 mo. LIBOR + 6.67%), 4.19%, 04/16/41		12,141		1,871,956

				3,548,881

Mortgage-Backed Securities — 9.3%
Fannie Mae Mortgage-Backed Securities(f):
3.00%, 09/01/43		12,691		12,426,920
4.00%, 12/01/41 - 04/01/56		28,233		29,068,194
4.50%, 07/01/41 - 07/01/55		14,987		15,765,771
5.00%, 08/01/34		1,447		1,545,310

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Mortgage-Backed Securities (continued)
5.50%, 06/01/38	USD	717		$775,758
6.00%, 12/01/38		567		624,173
Freddie Mac Mortgage-Backed Securities(f):
3.00%, 04/01/33		7,957		7,950,953
4.50%, 03/01/47		1,764		1,850,578
Ginnie Mae Mortgage-Backed Securities:
5.50%, 08/15/33		43		46,349
8.00%, 07/15/24		—	(n)	73

				70,054,079

Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities(m):
Series 1993-51, Class E, 0.00%, 02/25/23		4		3,653
Series 203, Class 1, 0.00%, 02/25/23		1		1,116
Series 1993-70, Class A, 0.00%, 05/25/23		1		647
Series 228, Class 1, 0.00%, 06/25/23		1		956

				6,372

Total U.S. Government Sponsored Agency Securities — 15.8% (Cost — $117,935,186)				118,785,768

U.S. Treasury Obligations — 22.3%
U.S. Treasury Bonds(f):
7.50%, 11/15/24		8,200		10,334,242
3.00%, 11/15/44		61,400		60,500,586
2.50%, 02/15/46(o)		66,500		59,296,699
3.38%, 11/15/48		3,970		4,196,414
U.S. Treasury Notes(f):
2.75%, 09/30/20		2,880		2,888,550
2.75%, 09/15/21		2,800		2,817,172
2.75%, 04/30/23		2,800		2,825,703
2.75%, 08/31/23		1,700		1,717,066
2.75%, 08/31/25(o)		14,800		14,928,344
3.00%, 09/30/25		2,400		2,457,094
2.88%, 08/15/28		1,000		1,013,555
3.13%, 11/15/28		3,000		3,104,297
2.75%, 11/15/47		2,000		1,869,453

Total U.S. Treasury Obligations — 22.3% (Cost — $177,144,888)				167,949,175

Total Long-Term Investments — 136.0% (Cost — $1,021,824,261)				1,023,069,920

Short-Term Securities — 1.5%

Foreign Agency Obligations — 0.1%
Egypt Treasury Bills, 0.00%, 04/02/19(m)	EGP	14,125		794,054

Total Foreign Agency Obligations — 0.1% (Cost — $776,538)				794,054

Security	Shares	Value

Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.29%(p)(q)	10,757,543	$10,757,543

Total Money Market Funds — 1.4% (Cost — $10,757,543)		10,757,543

Total Short-Term Securities — 1.5% (Cost — $11,534,081)		11,551,597

Options Purchased — 0.5% (Cost — $4,113,330)		3,658,648

Total Investments Before Options Written — 138.0% (Cost — $1,037,471,672)		1,038,280,165

Options Written — (0.3)% (Premiums Received — $4,237,488)		(2,481,644)

Total Investments, Net of Options Written — 137.7% (Cost — $1,033,234,184)		1,035,798,521

Liabilities in Excess of Other Assets — (37.7)%		(283,741,639)

Net Assets — 100.0%		$752,056,882

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	When-issued security.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(j)	Convertible security.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Perpetual security with no stated maturity date.
(m)	Zero-coupon bond.
(n)	Amount is less than $500.
(o)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(p)	Annualized 7-day yield as of period end.

(q)	During the six months ended February 28, 2019, in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,487,097	(3,729,554)	10,757,543	$10,757,543	$107,231	$—	$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

For Trust compliance purposes, the industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	2.51%	05/08/18	Open	$61,016,250	$62,188,542	U.S. Treasury Obligations	Open/Demand
Deutsche Bank AG	2.32	05/08/18	Open	22,250,000	22,631,433	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	2.57	07/25/18	Open	2,108,000	2,137,072	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	2.57	07/25/18	Open	1,512,500	1,533,359	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	2.57	07/25/18	Open	2,490,371	2,524,720	U.S. Government Sponsored Agency Securities	Open/Demand
Deutsche Bank AG	0.95	09/13/18	Open	61,920	62,139	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	2.70	09/13/18	Open	1,875,000	1,895,787	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.70	10/05/18	Open	1,680,875	1,697,159	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.70	10/05/18	Open	2,786,000	2,812,971	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	2.52	10/09/18	Open	2,872,800	2,899,145	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	2.52	10/09/18	Open	2,796,500	2,822,430	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.70	10/15/18	Open	34,820,194	35,136,081	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.70	10/15/18	Open	13,511,813	13,634,571	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.70	10/15/18	Open	2,388,000	2,409,696	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.70	10/15/18	Open	10,455,000	10,549,987	U.S. Treasury Obligations	Open/Demand
Goldman Sachs & Co. LLC	2.40	11/06/18	Open	496,986	500,276	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	2.70	11/07/18	Open	699,540	704,866	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.70	11/07/18	Open	978,750	986,078	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets LLC	2.79	11/15/18	Open	2,156,573	2,173,582	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	11/15/18	Open	2,989,875	3,013,458	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	11/15/18	Open	1,650,000	1,663,014	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	11/15/18	Open	3,410,000	3,436,896	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	11/29/18	Open	165,250	166,259	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	2.70	11/29/18	Open	3,030,000	3,049,055	U.S. Treasury Obligations	Open/Demand
HSBC Securities (USA), Inc.	2.65	11/30/18	Open	3,325,000	3,346,700	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	12/14/18	Open	137,021	137,433	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.70	12/14/18	Open	65,340	65,576	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.55	12/14/18	Open	3,540,000	3,558,280	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.76	12/14/18	Open	723,613	727,662	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	4,065,000	4,086,827	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	1,745,000	1,754,370	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	3,076,000	3,092,516	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	1,519,000	1,527,156	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	3,543,000	3,562,024	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/14/18	Open	7,696,140	7,739,679	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/14/18	Open	1,963,125	1,974,231	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/14/18	Open	1,760,000	1,769,957	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/14/18	Open	1,718,438	1,728,159	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	12/21/18	Open	217,931	218,355	Corporate Bonds	Open/Demand
JPMorgan Chase Bank N.A.	0.35	01/03/19	Open	141,248	141,324	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/11/19	Open	89,389	89,532	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.00	01/14/19	Open	71,616	71,616	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	01/16/19	Open	60,033	60,158	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	01/17/19	Open	184,640	185,145	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.75	01/18/19	Open	82,480	82,546	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	1.00	01/18/19	Open	130,006	130,144	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	1.80	01/18/19	Open	250,605	251,081	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	01/24/19	Open	204,063	204,459	Corporate Bonds	Open/Demand
Royal Bank of Canada	2.61	02/11/19	3/13/19	606,000	606,703	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	2.61	02/11/19	3/13/19	6,675,000	6,682,743	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	2.61	02/11/19	3/13/19	2,071,000	2,073,402	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	2.61	02/11/19	3/13/19	12,142,000	12,156,085	U.S. Government Sponsored Agency Securities	Up to 30 Days

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Royal Bank of Canada	2.61%	02/11/19	3/13/19	$1,800,000	$1,802,088	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	2.61	02/11/19	3/13/19	1,845,000	1,847,140	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	2.61	02/11/19	3/13/19	6,405,000	6,412,430	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	2.61	02/11/19	3/13/19	1,500,000	1,501,740	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	2.61	02/11/19	3/13/19	17,505,000	17,525,306	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	2.61	02/11/19	3/13/19	2,183,000	2,185,532	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	2.61	02/11/19	3/13/19	4,400,000	4,405,104	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	2.61	02/11/19	3/13/19	752,000	752,872	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	2.61	02/11/19	3/13/19	2,435,000	2,437,825	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Capital, Inc.	2.50	02/12/19	Open	248,023	248,292	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.50	02/12/19	Open	25,473	25,478	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.00	02/12/19	Open	971,473	971,473	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	2.50	02/12/19	Open	364,996	365,402	Capital Trusts	Open/Demand
Goldman Sachs & Co. LLC	2.50	02/12/19	Open	260,003	260,292	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	(2.00)	02/12/19	Open	16,855	16,840	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.25	02/13/19	Open	41,513	41,536	Corporate Bonds	Open/Demand
Royal Bank of Canada	2.63	02/14/19	3/15/19	6,322,000	6,328,466	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.61	02/15/19	3/18/19	7,721,000	7,726,598	U.S. Government Sponsored Agency Securities	Up to 30 Days
Nomura Securities International, Inc.	2.70	02/22/19	Open	4,272,713	4,274,773	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.65	02/26/19	Open	256,288	256,325	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.65	02/26/19	Open	176,000	176,026	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.00	02/28/19	Open	242,625	242,625	Corporate Bonds	Open/Demand

				$295,748,847	$298,456,602

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
German Euro Schatz	260	03/07/19	$33,068	$(11,327)
Euro Stoxx 600 Index	1	03/15/19	8	573
10-Year U.S. Ultra Long Treasury Note	7	06/19/19	906	(2,834)
Ultra Long U.S. Treasury Bond	129	06/19/19	20,588	(228,160)
2-Year U.S. Treasury Note	603	06/28/19	127,954	(76,389)

				(318,137)

Short Contracts:
Euro-BOBL	1	03/07/19	151	(672)
Euro Bund	121	03/07/19	22,752	(251,614)
10-Year U.S. Treasury Note	154	06/19/19	18,788	95,461
Ultra Long U.S. Treasury Bond	35	06/19/19	5,056	30,991
Long Gilt	1	06/26/19	167	1,935
90-Day Euro	70	09/14/20	17,067	(34,163)

				(158,062)

				$(476,199)

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,893,237	EUR	1,643,000	UBS AG	03/05/19	$24,253
USD	8,097,247	EUR	7,027,000	UBS AG	03/05/19	103,728
USD	137,110	NZD	198,000	State Street Bank and Trust Co.	03/05/19	2,269
USD	1,834,396	EUR	1,602,000	HSBC Bank PLC	04/04/19	7,428
USD	5,608,274	EUR	4,909,000	State Street Bank and Trust Co.	04/04/19	9,906
USD	872,275	GBP	655,000	Barclays Bank PLC	04/04/19	2,121
USD	7,773,238	GBP	5,837,000	Barclays Bank PLC	04/04/19	18,902
USD	135,516	NZD	198,000	Westpac Banking Corp.	04/04/19	591

						169,198

EUR	1,602,000	USD	1,829,788	HSBC Bank PLC	03/05/19	(7,443)
EUR	4,909,000	USD	5,594,118	State Street Bank and Trust Co.	03/05/19	(9,917)
GBP	655,000	USD	870,933	Barclays Bank PLC	03/05/19	(2,130)
GBP	5,837,000	USD	7,761,278	Barclays Bank PLC	03/05/19	(18,983)
NZD	198,000	USD	135,431	Westpac Banking Corp.	03/05/19	(590)
USD	864,401	GBP	658,000	State Street Bank and Trust Co.	03/05/19	(8,381)
USD	7,667,944	GBP	5,837,000	State Street Bank and Trust Co.	03/05/19	(74,350)

						(121,794)

	Net Unrealized Appreciation					$47,404

Interest Rate Caps — Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
Call
5Y-10Y CMS Index Cap	0.14%	Morgan Stanley & Co. International PLC	4/10/19	USD	58,500	$16,156	$16,405	$(249)
5Y-30Y CMS Index Cap	0.35	Goldman Sachs Bank USA	7/26/19	USD	71,000	33,403	35,855	(2,452)

						$49,559	$52,260	$(2,701)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	332	06/17/19	USD	97.75	USD	81,133	$2,075
90-Day Euro Future	332	03/16/20	USD	97.75	USD	81,133	70,550

							72,625

Put
90-Day Euro Future	43	07/12/19	USD	97.13	USD	10,441	806
90-Day Euro Future	127	07/12/19	USD	97.00	USD	30,798	1,588
90-Day Euro Future	42	07/12/19	USD	97.25	USD	10,211	2,362

							4,756

							$77,381

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 03/24/29	3-Month LIBOR, 2.62%	Quarterly	2.60%	Semi-annual	Citibank N.A.	03/22/19	2.60%	USD	2,810	$2,617
10-Year Interest Rate Swap, 03/24/29	3-Month LIBOR, 2.62%	Quarterly	2.70	Semi-annual	Citibank N.A.	03/22/19	2.70	USD	1,910	6,347
5-Year Interest Rate Swap, 11/29/24	3-Month LIBOR, 2.62%	Quarterly	3.09	Semi-annual	Morgan Stanley & Co. International PLC	11/27/19	3.09	USD	18,950	488,512
1-Year Interest Rate Swap, 01/12/21	3-Month LIBOR, 2.62%	Quarterly	2.95	Semi-annual	Morgan Stanley & Co. International PLC	01/10/20	2.95	USD	66,720	263,613

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
1-Year Interest Rate Swap, 01/23/21	3-Month LIBOR, 2.62%	Quarterly	2.95%	Semi-annual	Morgan Stanley & Co. International PLC	01/21/20	2.95%	USD	66,720	$270,409
1-Year Interest Rate Swap, 02/01/21	3-Month LIBOR, 2.62%	Quarterly	2.95	Semi-annual	Morgan Stanley & Co. International PLC	01/30/20	2.95	USD	32,570	133,692
10-Year Interest Rate Swap, 02/16/30	3-Month LIBOR, 2.62%	Quarterly	2.65	Semi-annual	Nomura International PLC	02/14/20	2.65	USD	6,720	106,419
5-Year Interest Rate Swap, 02/28/25	3-Month LIBOR, 2.62%	Quarterly	2.52	Semi-annual	Citibank N.A.	02/26/20	2.52	USD	9,630	95,193
15-Year Interest Rate Swap, 06/10/35	6-Month JPY LIBOR, 0.01%	Semi-annual	0.65	Semi-annual	Barclays Bank PLC	06/08/20	0.65	JPY	125,000	40,158
15-Year Interest Rate Swap, 09/16/35	6-Month JPY LIBOR, 0.01%	Semi-annual	0.66	Semi-annual	Morgan Stanley & Co. International PLC	09/14/20	0.66	JPY	50,000	16,213
15-Year Interest Rate Swap, 09/16/35	6-Month JPY LIBOR, 0.01%	Semi-annual	0.66	Semi-annual	Barclays Bank PLC	09/14/20	0.66	JPY	50,000	16,213
5-Year Interest Rate Swap, 02/17/26	6-Month EURIBOR, (0.23)%	Semi-annual	0.55	Annual	Barclays Bank PLC	02/15/21	0.55	EUR	5,590	64,652
20-Year Interest Rate Swap, 04/18/41	6-Month JPY LIBOR, 0.01%	Semi-annual	0.78	Semi-annual	JPMorgan Chase Bank N.A.	04/16/21	0.78	JPY	105,700	44,713
30-Year Interest Rate Swap, 04/28/53	3-Month LIBOR, 2.62%	Quarterly	3.11	Semi-annual	Goldman Sachs Bank USA	04/26/23	3.11	USD	520	56,655
30-Year Interest Rate Swap, 01/31/54	3-Month LIBOR, 2.62%	Quarterly	2.97	Semi-annual	Citibank N.A.	01/29/24	2.97	USD	550	54,960
10-Year Interest Rate Swap, 06/29/38(a)	3-Month LIBOR, 2.62%	Quarterly	3.05	Semi-annual	Deutsche Bank AG	06/27/28	3.05	USD	3,125	(21,609)
10-Year Interest Rate Swap, 01/12/39	3-Month LIBOR, 2.62%	Quarterly	3.04	Semi-annual	Nomura International PLC	01/10/29	3.04	USD	1,000	53,288
10-Year Interest Rate Swap, 01/13/39	3-Month LIBOR, 2.62%	Quarterly	3.04	Semi-annual	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	53,191
10-Year Interest Rate Swap, 01/31/39	3-Month LIBOR, 2.62%	Quarterly	3.08	Semi-annual	Barclays Bank PLC	01/29/29	3.08	USD	1,020	55,951
10-Year Interest Rate Swap, 04/29/48	3-Month LIBOR, 2.62%	Quarterly	2.99	Semi-annual	JPMorgan Chase Bank N.A.	04/27/38	2.99	USD	910	47,098
10-Year Interest Rate Swap, 02/24/49	3-Month LIBOR, 2.62%	Quarterly	2.86	Semi-annual	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	933	45,980

										1,894,265

Put
10-Year Interest Rate Swap, 03/24/29	2.70%	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Citibank N.A.	03/22/19	2.70	USD	1,910	9,423
5-Year Interest Rate Swap, 08/16/24	3.05	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Nomura International PLC	08/14/19	3.05	USD	10,130	7,794
30-Year Interest Rate Swap, 10/09/49	4.00	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Deutsche Bank AG	10/07/19	4.00	USD	2,620	1,603
5-Year Interest Rate Swap, 11/29/24	3.09	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Morgan Stanley & Co. International PLC	11/27/19	3.09	USD	18,950	32,467
30-Year Interest Rate Swap, 02/05/50	4.00	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Goldman Sachs Bank USA	02/03/20	4.00	USD	1,600	3,130
5-Year Interest Rate Swap, 02/28/25	2.52	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Citibank N.A.	02/26/20	2.52	USD	9,630	117,641
15-Year Interest Rate Swap, 05/17/35	1.10	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	Barclays Bank PLC	05/15/20	1.10	JPY	250,000	1,851
15-Year Interest Rate Swap, 06/10/35	0.65	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	Barclays Bank PLC	06/08/20	0.65	JPY	125,000	5,736
15-Year Interest Rate Swap, 09/16/35	0.66	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	Barclays Bank PLC	09/14/20	0.66	JPY	50,000	3,015
15-Year Interest Rate Swap, 09/16/35	0.66	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	Morgan Stanley & Co. International PLC	09/14/20	0.66	JPY	50,000	3,015
5-Year Interest Rate Swap, 02/17/26	0.55	Annual	6-Month EURIBOR, (0.23)%	Semi-annual	Barclays Bank PLC	02/15/21	0.55	EUR	5,590	77,191
20-Year Interest Rate Swap, 04/18/41	0.78	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	JPMorgan Chase Bank N.A.	04/16/21	0.78	JPY	105,700	16,337

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
30-Year Interest Rate Swap, 06/09/51	3.80%	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Barclays Bank PLC	06/07/21	3.80%	USD	3,780	$65,817
10-Year Interest Rate Swap, 01/13/32	1.25	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	Credit Suisse International	01/11/22	1.25	JPY	250,000	4,508
10-Year Interest Rate Swap, 02/24/32	1.55	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	Credit Suisse International	02/22/22	1.55	JPY	250,000	3,095
10-Year Interest Rate Swap, 03/18/32	1.60	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	JPMorgan Chase Bank N.A.	03/16/22	1.60	JPY	250,000	3,055
10-Year Interest Rate Swap, 04/06/32	1.45	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	JPMorgan Chase Bank N.A.	04/04/22	1.45	JPY	250,000	4,007
15-Year Interest Rate Swap, 05/05/37	3.25	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Goldman Sachs Bank USA	05/03/22	3.25	USD	4,050	150,539
30-Year Interest Rate Swap, 02/15/53	3.35	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Barclays Bank PLC	02/13/23	3.35	USD	9,557	564,110
30-Year Interest Rate Swap, 04/28/53	3.11	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Goldman Sachs Bank USA	04/26/23	3.11	USD	520	39,318
30-Year Interest Rate Swap, 01/31/54	2.97	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Citibank N.A.	01/29/24	2.97	USD	550	52,036
10-Year Interest Rate Swap, 04/14/37	3.00	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	JPMorgan Chase Bank N.A.	04/12/27	3.00	USD	2,590	147,337
10-Year Interest Rate Swap, 01/12/39	3.04	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Nomura International PLC	01/10/29	3.04	USD	1,000	55,525
10-Year Interest Rate Swap, 01/13/39	3.04	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	55,651
10-Year Interest Rate Swap, 01/31/39	3.08	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Barclays Bank PLC	01/29/29	3.08	USD	1,020	55,205
20-Year Interest Rate Swap, 08/11/53	4.00	Semi-annual	6-Month EURIBOR, (0.23)%	Annual	Barclays Bank PLC	08/09/33	4.00	EUR	2,410	64,737
10-Year Interest Rate Swap, 04/29/48	2.99	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	JPMorgan Chase Bank N.A.	04/27/38	2.99	USD	910	45,740
10-Year Interest Rate Swap, 02/24/49	2.86	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	933	47,560

										1,637,443

										$3,531,708

(a)	Forward settling swaption.

Interest Rate Caps — Written

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
Call
5Y-30Y CMS Index Cap	0.45%	Goldman Sachs Bank USA	07/26/29	USD	71,000	$(13,149)	$(16,330)	$3,181

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	332	06/17/19	USD	97.88	USD	(81,236)	$(2,075)
90-Day Euro Future	332	03/16/20	USD	97.88	USD	(81,236)	(53,950)

							$(56,025)

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 07/03/21	2.10%	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Barclays Bank PLC	07/01/19	2.10%	USD	33,855	$(8,245)
2-Year Interest Rate Swap, 07/05/21	2.10	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	JPMorgan Chase Bank N.A.	07/03/19	2.10	USD	55,620	(13,998)
2-Year Interest Rate Swap, 07/05/21	2.10	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Nomura International PLC	07/03/19	2.10	USD	18,540	(4,666)
2-Year Interest Rate Swap, 07/10/21	2.15	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	JPMorgan Chase Bank N.A.	07/08/19	2.15	USD	29,660	(10,063)
2-Year Interest Rate Swap, 08/29/21	2.25	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	JPMorgan Chase Bank N.A.	08/27/19	2.25	USD	4,973	(2,942)
2-Year Interest Rate Swap, 11/09/21	3.30	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Deutsche Bank AG	11/07/19	3.30	USD	11,440	(166,758)
1-Year Interest Rate Swap, 01/12/21	2.45	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Morgan Stanley & Co. International PLC	01/10/20	2.45	USD	100,080	(121,287)
1-Year Interest Rate Swap, 01/23/21	2.45	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Morgan Stanley & Co. International PLC	01/21/20	2.45	USD	100,080	(129,755)
1-Year Interest Rate Swap, 02/01/21	2.45	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Morgan Stanley & Co. International PLC	01/30/20	2.45	USD	48,855	(66,311)
2-Year Interest Rate Swap, 02/09/22	2.20	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Deutsche Bank AG	02/07/20	2.20	USD	10,790	(23,612)
10-Year Interest Rate Swap, 02/16/30	2.25	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Nomura International PLC	02/14/20	2.25	USD	10,110	(62,564)
2-Year Interest Rate Swap, 02/16/22	2.35	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Deutsche Bank AG	02/14/20	2.35	USD	10,690	(33,247)
2-Year Interest Rate Swap, 02/23/22	2.35	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	UBS AG	02/21/20	2.35	USD	10,600	(33,619)
2-Year Interest Rate Swap, 02/28/22	2.46	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Citibank N.A.	02/26/20	2.46	USD	23,260	(94,346)
2-Year Interest Rate Swap, 04/16/22	2.88	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Deutsche Bank AG	04/14/20	2.88	USD	16,840	(151,625)
1-Year Interest Rate Swap, 04/18/21	2.45	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Nomura International PLC	04/16/20	2.45	USD	80,500	(150,281)
2-Year Interest Rate Swap, 04/19/22	2.94	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Bank of America N.A.	04/17/20	2.94	USD	16,540	(164,141)
2-Year Interest Rate Swap, 05/31/22	2.90	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Deutsche Bank AG	05/29/20	2.90	USD	9,270	(89,007)
2-Year Interest Rate Swap, 11/29/22	3.07	Semi-annual	6-Month LIBOR, 2.69%	Quarterly	Morgan Stanley & Co. International PLC	11/27/20	3.07	USD	12,459	(162,281)
2-Year Interest Rate Swap, 02/17/23	0.21	Annual	6-Month EURIBOR, (0.23)%	Semi-annual	Barclays Bank PLC	02/15/21	0.21	EUR	17,230	(64,087)

										(1,552,835)

Put
2-Year Interest Rate Swap, 03/14/21	6-Month EURIBOR, (0.23)%	Semi-annual	0.03%	Annual	Barclays Bank PLC	03/12/19	0.03	EUR	7,600	—
2-Year Interest Rate Swap, 05/04/21	3-Month LIBOR, 2.62%	Quarterly	3.20	Semi-annual	Barclays Bank PLC	05/02/19	3.20	USD	11,200	(6)
2-Year Interest Rate Swap, 06/16/21	6-Month EURIBOR, (0.23)%	Semi-annual	0.14	Annual	Barclays Bank PLC	06/14/19	0.14	EUR	17,660	(507)
5-Year Interest Rate Swap, 06/27/24	6-Month EURIBOR, (0.23)%	Semi-annual	0.60	Annual	Barclays Bank PLC	06/25/19	0.60	EUR	3,684	(762)
2-Year Interest Rate Swap, 07/03/21	3-Month LIBOR, 2.62%	Quarterly	2.90	Semi-annual	Barclays Bank PLC	07/01/19	2.90	USD	33,855	(6,633)
2-Year Interest Rate Swap, 07/05/21	3-Month LIBOR, 2.62%	Quarterly	2.90	Semi-annual	JPMorgan Chase Bank N.A.	07/03/19	2.90	USD	55,620	(11,312)
2-Year Interest Rate Swap, 07/05/21	3-Month LIBOR, 2.62%	Quarterly	2.90	Semi-annual	Nomura International PLC	07/03/19	2.90	USD	18,540	(3,771)
2-Year Interest Rate Swap, 07/10/21	3-Month LIBOR, 2.62%	Quarterly	2.95	Semi-annual	JPMorgan Chase Bank N.A.	07/08/19	2.95	USD	29,660	(4,319)
5-Year Interest Rate Swap, 08/16/24	3-Month LIBOR, 2.62%	Quarterly	2.80	Semi-annual	Nomura International PLC	08/14/19	2.80	USD	3,380	(8,809)
2-Year Interest Rate Swap, 08/28/21	3-Month LIBOR, 2.62%	Quarterly	2.70	Semi-annual	Nomura International PLC	08/26/19	2.70	USD	11,780	(16,090)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
2-Year Interest Rate Swap, 08/29/21	3-Month LIBOR, 2.62%	Quarterly	2.85%	Semi-annual	JPMorgan Chase Bank N.A.	08/27/19	2.85%	USD	4,973	$(4,453)
2-Year Interest Rate Swap, 09/08/21	3-Month LIBOR, 2.62%	Quarterly	3.30	Semi-annual	Goldman Sachs Bank USA	09/06/19	3.30	USD	12,140	(487)
2-Year Interest Rate Swap, 09/14/21	3-Month LIBOR, 2.62%	Quarterly	3.35	Semi-annual	Deutsche Bank AG	09/12/19	3.35	USD	58,330	(1,924)
2-Year Interest Rate Swap, 11/06/21	3-Month LIBOR, 2.62%	Quarterly	2.70	Semi-annual	Barclays Bank PLC	11/04/19	2.70	USD	11,900	(22,124)
2-Year Interest Rate Swap, 11/08/21	3-Month LIBOR, 2.62%	Quarterly	2.70	Semi-annual	JPMorgan Chase Bank N.A.	11/06/19	2.70	USD	20,000	(37,405)
2-Year Interest Rate Swap, 11/09/21	3-Month LIBOR, 2.62%	Quarterly	3.30	Semi-annual	Deutsche Bank AG	11/07/19	3.30	USD	11,440	(1,321)
2-Year Interest Rate Swap, 01/04/22	3-Month LIBOR, 2.62%	Quarterly	2.90	Semi-annual	JPMorgan Chase Bank N.A.	01/02/20	2.90	USD	10,000	(11,172)
2-Year Interest Rate Swap, 01/05/22	3-Month LIBOR, 2.62%	Quarterly	2.80	Semi-annual	Goldman Sachs Bank USA	01/03/20	2.80	USD	8,790	(14,257)
2-Year Interest Rate Swap, 01/23/22	3-Month LIBOR, 2.62%	Quarterly	2.85	Semi-annual	JPMorgan Chase Bank N.A.	01/21/20	2.85	USD	18,900	(27,844)
2-Year Interest Rate Swap, 01/25/22	6-Month EURIBOR, (0.23)%	Semi-annual	0.20	Annual	Barclays Bank PLC	01/23/20	0.20	EUR	10,300	(7,442)
2-Year Interest Rate Swap, 02/05/22	3-Month LIBOR, 2.62%	Quarterly	3.15	Semi-annual	Barclays Bank PLC	02/03/20	3.15	USD	35,510	(18,691)
2-Year Interest Rate Swap, 02/09/22	3-Month LIBOR, 2.62%	Quarterly	3.20	Semi-annual	Deutsche Bank AG	02/07/20	3.20	USD	10,790	(4,815)
2-Year Interest Rate Swap, 02/16/22	3-Month LIBOR, 2.62%	Quarterly	3.35	Semi-annual	Deutsche Bank AG	02/14/20	3.35	USD	10,690	(2,857)
2-Year Interest Rate Swap, 02/23/22	3-Month LIBOR, 2.62%	Quarterly	3.35	Semi-annual	UBS AG	02/21/20	3.35	USD	10,600	(3,005)
2-Year Interest Rate Swap, 02/28/22	3-Month LIBOR, 2.62%	Quarterly	2.46	Semi-annual	Citibank N.A.	02/26/20	2.46	USD	23,260	(112,996)
2-Year Interest Rate Swap, 04/16/22	3-Month LIBOR, 2.62%	Quarterly	2.88	Semi-annual	Deutsche Bank AG	04/14/20	2.88	USD	16,840	(31,207)
2-Year Interest Rate Swap, 04/19/22	3-Month LIBOR, 2.62%	Quarterly	2.94	Semi-annual	Bank of America N.A.	04/17/20	2.94	USD	16,540	(25,377)
2-Year Interest Rate Swap, 05/07/22	3-Month LIBOR, 2.62%	Quarterly	3.15	Semi-annual	Goldman Sachs Bank USA	05/05/20	3.15	USD	8,800	(7,808)
15-Year Interest Rate Swap, 05/17/35	6-Month JPY LIBOR, 0.01%	Semi-annual	2.10	Semi-annual	Barclays Bank PLC	05/15/20	2.10	JPY	250,000	(136)
2-Year Interest Rate Swap, 05/20/22	3-Month LIBOR, 2.62%	Quarterly	3.50	Semi-annual	JPMorgan Chase Bank N.A.	05/18/20	3.50	USD	10,000	(3,213)
2-Year Interest Rate Swap, 05/24/22	3-Month LIBOR, 2.62%	Quarterly	3.55	Semi-annual	Deutsche Bank AG	05/22/20	3.55	USD	16,000	(4,524)
2-Year Interest Rate Swap, 05/31/22	3-Month LIBOR, 2.62%	Quarterly	2.90	Semi-annual	Deutsche Bank AG	05/29/20	2.90	USD	9,270	(18,302)
2-Year Interest Rate Swap, 05/31/22	3-Month LIBOR, 2.62%	Quarterly	3.35	Semi-annual	Goldman Sachs Bank USA	05/29/20	3.35	USD	13,040	(7,275)
2-Year Interest Rate Swap, 06/10/22	3-Month LIBOR, 2.62%	Quarterly	3.45	Semi-annual	Goldman Sachs Bank USA	06/08/20	3.45	USD	13,000	(5,533)
2-Year Interest Rate Swap, 06/17/22	3-Month LIBOR, 2.62%	Quarterly	3.35	Semi-annual	Goldman Sachs Bank USA	06/15/20	3.35	USD	8,300	(4,926)
2-Year Interest Rate Swap, 07/01/22	3-Month LIBOR, 2.62%	Quarterly	3.20	Semi-annual	Nomura International PLC	06/29/20	3.20	USD	23,185	(22,515)
2-Year Interest Rate Swap, 08/26/22	3-Month LIBOR, 2.62%	Quarterly	3.50	Semi-annual	Barclays Bank PLC	08/24/20	3.50	USD	16,370	(9,210)
2-Year Interest Rate Swap, 11/29/22	3-Month LIBOR, 2.62%	Quarterly	3.07	Semi-annual	Morgan Stanley & Co. International PLC	11/27/20	3.07	USD	12,459	(26,931)
2-Year Interest Rate Swap, 12/16/22	6-Month EURIBOR, (0.23)%	Semi-annual	0.60	Annual	JPMorgan Chase Bank N.A.	12/14/20	0.60	EUR	17,280	(24,116)
2-Year Interest Rate Swap, 12/23/22	6-Month EURIBOR, (0.23)%	Semi-annual	0.55	Annual	Barclays Bank PLC	12/21/20	0.55	EUR	8,130	(13,303)
2-Year Interest Rate Swap, 12/23/22	3-Month LIBOR, 2.62%	Quarterly	3.05	Semi-annual	Nomura International PLC	12/21/20	3.05	USD	9,510	(22,534)

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
2-Year Interest Rate Swap, 12/31/22	3-Month LIBOR, 2.62%	Quarterly	3.25%	Semi-annual	Citibank N.A.	12/29/20	3.25%	USD	14,110	$(22,568)
2-Year Interest Rate Swap, 02/17/23	6-Month EURIBOR, (0.23)%	Semi-annual	0.21	Annual	Barclays Bank PLC	02/15/21	0.21	EUR	17,230	(79,745)
10-Year Interest Rate Swap, 04/21/31	6-Month EURIBOR, (0.23)%	Semi-annual	2.15	Annual	JPMorgan Chase Bank N.A.	04/19/21	2.15	EUR	4,400	(14,701)
10-Year Interest Rate Swap, 05/06/31	6-Month EURIBOR, (0.23)%	Semi-annual	2.00	Annual	Barclays Bank PLC	05/04/21	2.00	EUR	2,700	(13,190)
10-Year Interest Rate Swap, 06/09/31	6-Month EURIBOR, (0.23)%	Semi-annual	3.87	Quarterly	Barclays Bank PLC	06/07/21	3.87	EUR	8,000	(57,672)
5-Year Interest Rate Swap, 05/05/27	6-Month LIBOR, 2.69%	Semi-annual	3.25	Quarterly	Goldman Sachs Bank USA	05/03/22	3.25	USD	10,130	(121,847)

										(859,635)

										$(2,412,470)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.31.V1	5.00%	Quarterly	12/20/23	USD	10,094	$(728,465)	$(536,366)	$(192,099)
CDX.NA.IG.31.V1	1.00	Quarterly	12/20/23	USD	32,600	(644,835)	(519,270)	(125,565)

						$(1,373,300)	$(1,055,636)	$(317,664)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.61%	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	N/A		02/04/21	USD	76,000	$13,038	$856	$12,182
2.62	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	02/18/20	(a)	02/18/21	USD	5,890	(3,013)	63	(3,076)
2.62	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	02/18/20	(a)	02/18/21	USD	3,660	(1,977)	39	(2,016)
2.58	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	07/03/19	(a)	03/15/21	USD	61,760	14,215	(24,759)	38,974
3-Month LIBOR, 2.62%	Quarterly	2.55%	Semi-annual	07/03/19	(a)	03/15/21	USD	21,520	(15,561)	251	(15,812)
2.57	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	07/03/19	(a)	03/15/21	USD	46,000	20,943	536	20,407
3-Month LIBOR, 2.62%	Quarterly	2.55	Semi-annual	07/03/19	(a)	03/15/21	USD	21,520	(16,534)	251	(16,785)
3-Month LIBOR, 2.62%	Quarterly	2.76	Semi-annual	04/01/19	(a)	04/01/21	USD	4,530	14,278	53	14,225
(0.14)	Annual	6-Month EURIBOR, (0.23)%	Semi-annual	06/10/19	(a)	04/09/21	EUR	31,590	17,406	2,444	14,962
0.14	Annual	6-Month EURIBOR, (0.23)%	Semi-annual	06/18/19	(a)	06/18/21	EUR	7,945	(43,403)	113	(43,516)
3-Month LIBOR, 2.62%	Quarterly	2.60%	Semi-annual	08/05/19	(a)	08/05/21	USD	645	311	7	304
2.58	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	08/29/19	(a)	08/29/21	USD	180	(25)	2	(27)
3.11	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	09/13/19	(a)	09/13/21	USD	1,000	(10,541)	(55)	(10,486)
3-Month LIBOR, 2.62%	Quarterly	2.72	Semi-annual	12/22/20	(a)	12/22/21	USD	8,600	20,074	177	19,897
3-Month LIBOR, 2.62%	Quarterly	2.71	Semi-annual	12/23/19	(a)	12/23/21	USD	4,554	15,402	54	15,348
3-Month LIBOR, 2.62%	Quarterly	2.53	Semi-annual	01/06/20	(a)	01/06/22	USD	9,195	192	107	85
3-Month LIBOR, 2.62%	Quarterly	2.53	Semi-annual	01/06/20	(a)	01/06/22	USD	9,195	(333)	107	(440)
3-Month LIBOR, 2.62%	Quarterly	2.34	Semi-annual	01/07/20	(a)	01/07/22	USD	14,500	(50,819)	169	(50,988)
3-Month LIBOR, 2.62%	Quarterly	2.45	Semi-annual	01/08/21	(a)	01/08/22	USD	18,300	(4,162)	195	(4,357)
3-Month LIBOR, 2.62%	Quarterly	2.58	Semi-annual	01/12/21	(a)	01/12/22	USD	70,520	72,582	438,513	(365,931)
2.64	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	N/A		01/17/22	USD	50,800	(97,723)	569	(98,292)
2.66	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	01/28/20	(a)	01/28/22	USD	1,835	(4,673)	21	(4,694)
6-Month EURIBOR, (0.23)%	Semi-annual	0.03	Annual	02/07/20	(a)	02/07/22	EUR	1,250	36	17	19
3-Month LIBOR, 2.62%	Quarterly	2.51	Semi-annual	02/11/20	(a)	02/11/22	USD	1,855	(358)	22	(380)
3-Month LIBOR, 2.62%	Quarterly	2.48	Semi-annual	02/11/20	(a)	02/11/22	USD	1,855	(1,239)	22	(1,261)
6-Month EURIBOR, (0.23)%	Semi-annual	(0.02)	Annual	02/13/20	(a)	02/13/22	EUR	3,110	(3,129)	43	(3,172)
2.53	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	02/13/20	(a)	02/13/22	USD	12,280	(2,821)	143	(2,964)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.56%	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	02/14/20	(a)	02/14/22	USD	640	$(508)	$7	$(515)
2.58	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	02/18/20	(a)	02/18/22	USD	11,880	(14,304)	138	(14,442)
2.98	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	03/24/20	(a)	03/24/22	USD	9,300	(83,873)	109	(83,982)
3-Month LIBOR, 2.62%	Quarterly	2.96	Semi-annual	07/21/20	(a)	07/19/22	USD	9,760	86,481	115	86,366
0.42	Annual	6-Month EURIBOR, (0.23)%	Semi-annual	12/17/20	(a)	12/17/22	EUR	6,470	(31,034)	103	(31,137)
3-Month LIBOR, 2.62%	Quarterly	2.83	Semi-annual	12/17/20	(a)	12/17/22	USD	2,305	14,481	27	14,454
2.74	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	12/21/21	(a)	12/21/22	USD	8,800	(18,036)	(789)	(17,247)
6-Month EURIBOR, (0.23)%	Semi-annual	0.36	Annual	12/21/20	(a)	12/21/22	EUR	5,050	17,461	81	17,380
2.50	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	01/10/22	(a)	01/10/23	USD	18,655	3,996	199	3,797
2.58	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	01/11/22	(a)	01/11/23	USD	72,140	(33,215)	(412,549)	379,334
2.53	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	02/08/21	(a)	02/08/23	USD	8,700	(4,525)	101	(4,626)
2.55	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	02/16/21	(a)	02/16/23	USD	590	(517)	7	(524)
3-Month LIBOR, 2.62%	Quarterly	2.91	Semi-annual	N/A		06/06/23	USD	1,500	23,608	22,330	1,278
3-Month LIBOR, 2.62%	Quarterly	2.89	Semi-annual	N/A		06/06/23	USD	10,840	147,207	119	147,088
3-Month LIBOR, 2.62%	Quarterly	2.63	Semi-annual	N/A		01/17/24	USD	14,800	36,617	188	36,429
3-Month LIBOR, 2.62%	Quarterly	2.64	Semi-annual	N/A		01/28/24	USD	15,500	50,988	198	50,790
3-Month LIBOR, 2.62%	Quarterly	2.67	Semi-annual	N/A		01/30/24	USD	8,300	35,618	106	35,512
3-Month LIBOR, 2.62%	Quarterly	2.60	Semi-annual	N/A		02/19/24	USD	15,500	19,065	200	18,865
2.92	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	07/19/22	(a)	07/19/24	USD	20,510	(108,986)	241	(109,227)
2.95	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	12/05/19	(a)	12/05/24	USD	1,429	(24,363)	19	(24,382)
2.86	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	12/13/19	(a)	12/13/24	USD	4,520	(56,828)	60	(56,888)
2.90	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	12/19/22	(a)	12/19/24	USD	4,840	(19,854)	57	(19,911)
2.57	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	01/06/20	(a)	01/06/25	USD	3,810	3,408	49	3,359
2.56	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	01/06/20	(a)	01/06/25	USD	3,810	4,021	49	3,972
3.08	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	03/29/19	(a)	10/31/25	USD	2,610	(72,710)	(2,143)	(70,567)
3-Month LIBOR, 2.62%	Quarterly	2.98	Semi-annual	07/19/24	(a)	07/19/26	USD	10,810	28,721	127	28,594
3-Month LIBOR, 2.62%	Quarterly	3.05	Semi-annual	12/17/24	(a)	12/17/26	USD	2,542	7,965	30	7,935
6-Month JPY LIBOR, 0.01%	Semi-annual	0.37	Semi-annual	N/A		01/29/28	JPY	181,730	36,420	26	36,394
6-Month EURIBOR, (0.23)%	Semi-annual	0.57	Annual	06/10/19	(a)	02/15/28	EUR	14,070	(81,781)	168	(81,949)
2.98	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	N/A		06/06/28	USD	6,614	(148,730)	92	(148,822)
6-Month JPY LIBOR, 0.01%	Semi-annual	0.36	Semi-annual	N/A		07/31/28	JPY	113,000	21,616	17	21,599
0.19%	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	N/A		01/04/29	JPY	100,000	(3,221)	15	(3,236)
3-Month LIBOR, 2.62%	Quarterly	2.75	Semi-annual	N/A		01/16/29	USD	4,200	5,290	63	5,227
3-Month LIBOR, 2.62%	Quarterly	2.93	Semi-annual	01/31/24	(a)	01/31/29	USD	8,390	3,304	109	3,195
3-Month LIBOR, 2.62%	Quarterly	2.72	Semi-annual	N/A		02/04/29	USD	8,500	(14,280)	129	(14,409)
1.37	Annual	6-Month EURIBOR, (0.23)%	Semi-annual	N/A		02/20/29	EUR	1,970	(149,822)	44	(149,866)
1.38	Annual	6-Month EURIBOR, (0.23)%	Semi-annual	N/A		02/22/29	EUR	590	(45,464)	13	(45,477)
3-Month LIBOR, 2.62%	Quarterly	2.67	Semi-annual	N/A		02/28/29	USD	8,800	(53,328)	134	(53,462)
3-Month LIBOR, 2.62%	Quarterly	2.73	Semi-annual	N/A		03/04/29	USD	8,300	3,306	127	3,179
0.52	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	11/30/21	(a)	11/30/31	JPY	95,000	(13,768)	16	(13,784)
0.36	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	N/A		02/04/34	JPY	30,720	(4)	5	(9)
0.34	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	N/A		02/08/34	JPY	50,250	1,310	9	1,301
3-Month LIBOR, 2.62%	Quarterly	2.86	Semi-annual	06/28/19	(a)	02/15/36	USD	2,580	(8,030)	11,995	(20,025)
3-Month LIBOR, 2.62%	Quarterly	3.18	Semi-annual	05/09/28	(a)	05/09/38	USD	1,590	6,968	24	6,944
3.08	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	06/29/28	(a)	06/29/38	USD	230	559	3	556
0.66	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	N/A		12/06/38	JPY	40,000	(10,839)	8	(10,847)
0.62	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	N/A		12/14/38	JPY	25,000	(4,942)	5	(4,947)
3.35	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	N/A		11/09/48	USD	1,395	(139,538)	31	(139,569)
3.08	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	N/A		12/06/48	USD	1,730	(60,625)	39	(60,664)
3.02	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	12/08/38	(a)	12/08/48	USD	400	(1,525)	6	(1,531)
2.90	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	N/A		12/28/48	USD	350	729	8	721
2.91	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	N/A		12/28/48	USD	350	(259)	8	(267)
2.92	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	N/A		01/31/49	USD	1,690	(3,822)	36	(3,858)
3-Month LIBOR, 2.62%	Quarterly	2.88	Semi-annual	N/A		02/01/49	USD	5,350	(36,179)	115	(36,294)
3-Month LIBOR, 2.62%	Quarterly	2.82	Semi-annual	N/A		03/01/49	USD	3,600	(65,542)	78	(65,620)
3-Month LIBOR, 2.62%	Quarterly	3.06	Semi-annual	02/15/23	(a)	02/15/53	USD	3,210	53,931	72	53,859

									$(765,216)	$42,534	$(807,750)

(a)	Forward Swap.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	10	$(1,407)	$(880)	$(527)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB	EUR	14	(1,947)	(1,774)	(173)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	10	987	887	100
Intrum Justitia AB	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	BB+	EUR	15	1,523	1,618	(95)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	12/20/23	BB	EUR	30	(4,862)	(4,594)	(268)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	48	(187)	89	(276)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	208	(809)	1,936	(2,745)
Garfunkelux Holdco 2 SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	B-	EUR	9	(1,992)	(60)	(1,932)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	4	(868)	69	(937)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	16	(3,783)	301	(4,084)
Tesco PLC	1.00	Quarterly	Citibank N.A.	12/20/23	BB+	EUR	30	(43)	(426)	383
Virgin Media, Inc.	5.00	Quarterly	Credit Suisse International	12/20/25	B	EUR	20	3,846	3,377	469
CMBX.NA.8.BBB-	3.00	Monthly	Barclays Bank PLC	10/17/57	CCC+	USD	5,000	(302,203)	(510,207)	208,004
CMBX.NA.8.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	CCC+	USD	5,550	(336,833)	(744,621)	407,788
CMBX.NA.8.BBB-	3.00	Monthly	Credit Suisse International	10/17/57	CCC+	USD	2,500	(151,101)	(252,133)	101,032
CMBX.NA.8.BBB-	3.00	Monthly	Credit Suisse International	09/17/58	BB-	USD	5,000	(271,087)	(545,601)	274,514
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BB-	USD	9,450	(512,353)	(1,172,492)	660,139
CMBX.NA.9.BBB-	3.00	Monthly	Credit Suisse International	09/17/58	BB-	USD	5,000	(271,087)	(545,653)	274,566
CMBX.NA.9.BBB-	3.00	Monthly	Credit Suisse International	09/17/58	BB-	USD	5,000	(271,087)	(545,653)	274,566
CMBX.NA.9.BBB-	3.00	Monthly	Credit Suisse International	09/17/58	BB-	USD	5,000	(271,087)	(539,693)	268,606

								$(2,396,380)	$(4,855,510)	$2,459,130

(a)	Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$482,829	$(1,495,931)	$1,104,531	$(2,229,945)	$—
OTC Swaps	8,277	(4,863,787)	2,470,167	(11,037)	—
Options Written	—	—	2,175,257	(419,213)	(2,481,644)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$573	$—	$128,387	$—	$128,960
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	169,198	—	—	169,198
Options purchased(c)
Investments at value — unaffiliated(b)	—	—	—	—	3,658,648	—	3,658,648
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	1,104,531	—	1,104,531
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,478,444	—	—	—	—	2,478,444

	$—	$2,478,444	$573	$169,198	$4,891,566	$—	$7,539,781

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$605,159	$—	$605,159
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	121,794	—	—	121,794
Options written
Options written at value	—	—	—	—	2,481,644	—	2,481,644
Swaps — centrally cleared
Net unrealized depreciation(a)	—	317,664	—	—	1,912,281	—	2,229,945
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,874,824	—	—	—	—	4,874,824

	$—	$5,192,488	$—	$121,794	$4,999,084	$—	$10,313,366

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended February 28, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,447)	$—	$(40,756)	$—	$(42,203)
Forward foreign currency exchange contracts	—	—	—	640,320	—	—	640,320
Options purchased(a)	—	—	—	—	81,495	—	81,495
Options written	—	—	—	—	(106,221)	—	(106,221)
Swaps	—	980,536	—	—	183,399	—	1,163,935

	$—	$980,536	$(1,447)	$640,320	$117,917	$—	$1,737,326

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,022	$—	$(300,675)	$—	$(299,653)
Forward foreign currency exchange contracts	—	—	—	(253,690)	—	—	(253,690)
Options purchased(b)	—	—	—	—	65,450	—	65,450
Options written	—	—	—	—	1,961,640	—	1,961,640
Swaps	—	722,754	—	—	(1,848,881)	—	(1,126,127)

	$—	$722,754	$1,022	$(253,690)	$(122,466)	$—	$347,620

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$111,868,394
Average notional value of contracts — short	$122,329,609
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$37,948,280
Average amounts sold — in USD	$17,873,828
Options:
Average value of option contracts purchased	$104,138
Average value of option contracts written	$63,945
Average notional value of swaption contracts purchased	$337,140,793
Average notional value of swaption contracts written	$1,218,049,314
Credit default swaps:
Average notional amount — buy protection	$21,347,000
Average notional amount — sell protection	$47,248,089
Interest rate swaps:
Average notional amount — pays fixed rate	$446,486,962
Average notional amount — receives fixed rate	$334,709,798

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$106,482		$159,476
Forward foreign currency exchange contracts	169,198		121,794
Options(a)	3,658,648	(b)	2,481,644
Swaps — Centrally cleared	—		13,766
Swaps — OTC(c)	2,478,444		4,874,824

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$6,412,772		$7,651,504
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(183,863)		(229,267)

Total derivative assets and liabilities subject to an MNA	$6,228,909		$7,422,237

(a)	Includes forward settling swaptions.
(b)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Barclays Bank PLC	$1,245,688	$(840,956)	$(404,732)	$—	$—
Citibank N.A.	338,600	(232,283)	—	—	106,317
Credit Suisse International	1,206,090	(1,206,090)	—	—	—
Deutsche Bank AG	(20,006)	20,006	—	—	—
Goldman Sachs Bank USA	283,045	(175,282)	—	—	107,763
HSBC Bank PLC	7,428	(7,428)	—	—	—
JPMorgan Chase Bank N.A.	401,827	(168,937)	—	—	232,890
Morgan Stanley & Co. International PLC	2,402,464	(2,402,464)	—	—	—
Nomura International PLC	223,026	(223,026)	—	—	—
State Street Bank and Trust Co.	12,175	(12,175)	—	—	—
UBS AG	127,981	(36,624)	—	—	91,357
Westpac Banking Corp.	591	(590)	—	—	1

	$6,228,909	$(5,285,849)	$(404,732)	$—	$538,328

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (e)	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America N.A.	$189,518	$—	$—	$—	$189,518
Barclays Bank PLC	840,956	(840,956)	—	—	—
Citibank N.A.	232,283	(232,283)	—	—	—
Credit Suisse International	2,433,754	(1,206,090)	—	(1,227,664)	—
Deutsche Bank AG	529,199	20,006	(549,205)	—	—
Goldman Sachs Bank USA	175,282	(175,282)	—	—	—
HSBC Bank PLC	7,443	(7,428)	—	—	15
JPMorgan Chase Bank N.A.	168,937	(168,937)	—	—	—
Morgan Stanley & Co. International PLC	2,423,773	(2,402,464)	—	(21,309)	—
Nomura International PLC	291,230	(223,026)	—	—	68,204
State Street Bank and Trust Co.	92,648	(12,175)	—	—	80,473
UBS AG	36,624	(36,624)	—	—	—
Westpac Banking Corp.	590	(590)	—	—	—

	$7,422,237	$(5,285,849)	$(549,205)	$(1,248,973)	$338,210

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$57,078,972	$197,244	$57,276,216
Corporate Bonds	—	484,061,417	8,042,045	492,103,462
Floating Rate Loan Interests	—	15,063,556	1,226,317	16,289,873
Foreign Agency Obligations	—	22,615,949	—	22,615,949
Municipal Bonds	—	23,609,073	—	23,609,073
Non-Agency Mortgage-Backed Securities	—	36,424,296	—	36,424,296
Preferred Securities	7,333,306	80,682,802	—	88,016,108
U.S. Government Sponsored Agency Securities	—	109,129,868	9,655,900	118,785,768
U.S. Treasury Obligations	—	167,949,175	—	167,949,175
Short-Term Securities:
Foreign Agency Obligations	—	794,054	—	794,054
Money Market Funds	10,757,543	—	—	10,757,543
Options Purchased:
Interest Rate Contracts	77,381	3,581,267	—	3,658,648

	$18,168,230	$1,000,990,429	$19,121,506	$1,038,280,165

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$2,470,167	$—	$2,470,167
Forward foreign currency contracts	—	169,198	—	169,198
Equity contracts	573	—	—	573
Interest rate contracts	128,387	1,104,531	—	1,232,918
Liabilities:
Credit contracts	—	(328,701)	—	(328,701)
Forward foreign currency contracts	—	(121,794)	—	(121,794)
Interest rate contracts	(661,184)	(4,337,900)	—	(4,999,084)

	$(532,224)	$(1,044,499)	$—	$(1,576,723)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation).

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $298,456,602 are categorized as level 2 within the disclosure hierarchy.

During the six months ended February 28, 2019, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening balance, as of August 31, 2018	$248,806	$8,366,900	$1,241,580	$1	$9,857,287
Transfers into Level 3(a)	—	—	1,053,451	9,317,258	10,370,709
Transfers out of Level 3(b)	—	—	(574,499)	—	(574,499)
Accrued discounts/premiums	(62,690)	—	(20)	(7,978)	(70,688)
Net realized gain (loss)	(77,199)	—	(529)	—	(77,728)
Net change in unrealized appreciation (depreciation)(c)(d)	88,327	(283,177)	(14,366)	165,643	(43,573)
Purchases	—	—	156,895	180,976	337,871
Sales	—	(41,678)	(636,195)	—	(677,873)

Closing balance, as of February 28, 2019	$197,244	$8,042,045	$1,226,317	$9,655,900	$19,121,506

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019(d)	$88,327	$(283,177)	$(13,348)	$165,643	$(42,554)

(a)

As of August 31, 2018, the Trust used observable inputs in determining the value of certain investments. As of February 28, 2019, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Core Bond Trust (BHK)

(b)

As of August 31, 2018, the Trust used significant unobservable inputs in determining the value of certain investments. As of February 28, 2019, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $11,079,461.

	Value	Valuation Approach	Unobservable Inputs		Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Corporate Bonds	$8,042,045	Income	Credit Spread	(a)	135 - 310	266.00

(a)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (unaudited) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 2.1%

Chemicals — 0.5%
Element Solutions, Inc.(a)		573,938	$6,462,542

Consumer Finance — 0.0%
Ally Financial, Inc.		1	27

Containers & Packaging — 0.2%
Crown Holdings, Inc.(a)		56,254	3,054,030

Diversified Financial Services — 0.3%
Kcad Holdings I Ltd.(a)(b)		2,223,465,984	4,269,055

Energy Equipment & Services — 0.0%
Osum Oil Sands Corp.(a)(b)(c)		400,000	544,093

Equity Real Estate Investment Trusts (REITs) — 0.2%
Gaming and Leisure Properties, Inc.		57,580	2,094,760

Hotels, Restaurants & Leisure — 0.6%
Stars Group, Inc.(a)		512,716	8,548,189

Media — 0.1%
Altice USA, Inc., Class A		87,736	1,913,522
Emmis Communications Corp., Class A(a)		7,210	27,326

			1,940,848

Metals & Mining — 0.2%
Constellium NV, Class A(a)		285,624	2,702,003

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(a)		1,025	6,611

Total Common Stocks — 2.1% (Cost — $55,820,963)			29,622,158

	Par (000)

Asset-Backed Securities — 4.1%
Rockford Tower CLO Ltd.:
I BV, Series 1X, Class E, (3 mo. Euribor + 7.00%), 7.00%, 07/15/29(d)	EUR	1,400	1,589,437
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, 4.91%, 10/21/28(e)(f)	USD	250	246,668
Allegro CLO VI Ltd., Series 2017-2A, Class D, 5.52%, 01/17/31(e)(f)		450	430,908
Allegro CLO VIII Ltd., Series 2018-2A, Class C, 4.94%, 07/15/31(e)(f)		250	243,098
ALM VII R Ltd.(e):
Series 2013-7R2A, Class BR2, 4.99%, 10/15/27(f)		250	249,117
Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.70%), 5.49%, 10/15/28(d)		500	497,388
ALM VIII Ltd., Series 2013-8A, Class CR, (3 mo. LIBOR US + 3.95%), 6.74%, 10/15/28(d)(e)		1,400	1,399,653
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A(e)(f):
Class BR2, 4.69%, 07/15/27		500	494,431
Class CR2, 5.49%, 07/15/27		743	727,802
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (3 mo. LIBOR US + 2.80%), 5.59%, 10/15/28(d)(e)		413	413,906
AMMC CLO 22 Ltd., Series 2018-22A, Class D, 5.47%, 04/25/31(e)(f)		250	236,891
Anchorage Capital CLO Ltd.(f):
5.66%, 05/15/31	EUR	203	216,613
Series 2014-3RA, Class B, 4.26%, 01/28/31(e)	USD	250	245,548

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2014-3RA, Class D, 5.36%, 01/28/31(e)	USD	500	$474,795
Series 2014-4RA, Class C, 4.61%, 01/28/31(e)		500	482,494
Series 2014-4RA, Class D, 5.36%, 01/28/31(e)		1,000	952,089
Series 2016-8A, Class DR, 5.76%, 07/28/28(e)		1,000	977,987
Apidos CLO XV, Series 2013-15A, Class CRR, 4.61%, 04/20/31(e)(f)		500	482,276
Apidos CLO XX, Series 2015-20A, Class BRR, 4.73%, 07/16/31(e)(f)		250	242,368
Apidos CLO XXIII, Series 2015-23A, Class D2, (3 mo. LIBOR US + 5.95%), 8.74%, 01/15/27(d)(e)		750	742,908
Ares XLV CLO Ltd., Series 2017-45A, Class D, 5.84%, 10/15/30(e)(f)		250	243,374
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.75%), 6.51%, 07/28/29(d)(e)		500	500,787
Ares XXXIII CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 4.20%), 6.95%, 12/05/25(d)(e)		1,000	1,000,027
Ares XXXIIR CLO Ltd., Series 2014-32RA(e)(f):
Class B, 4.48%, 05/15/30		500	478,826
Class C, 5.58%, 05/15/30		500	483,711
Ares XXXVII CLO Ltd., Series 2015-4A, Class CR, 5.44%, 10/15/30(e)(f)		1,000	961,852
Atlas Senior Loan Fund VII Ltd., Series 2016-7A, Class B1R, 4.44%, 11/27/31(e)(f)		1,000	992,763
Atlas Senior Loan Fund X Ltd., Series 2018-10A(e)(f):
Class B, 4.29%, 01/15/31		400	390,634
Class D, 5.54%, 01/15/31		500	465,313
Atrium XIV LLC, Series 14A, Class C, 4.73%, 08/23/30(e)(f)		266	259,033
Atrium XV, Series 15A(e)(f):
Class B, 4.53%, 01/23/31		500	499,664
Class C, 4.98%, 01/23/31		250	244,855
Class D, 5.78%, 01/23/31		250	243,001
Class E, 8.63%, 01/23/31		250	235,626
Ballyrock CLO Ltd., Series 2016-1A, Class C, (3 mo. LIBOR US + 2.70%), 5.49%, 10/15/28(d)(e)		1,000	1,000,959
BlueMountain CLO Ltd., Series 2016-1A, Class BR, 4.11%, 04/20/27(e)(f)		850	836,468
Cairn CLO VII BV, Series 2016-7X, Class E, (3 mo. Euribor + 6.35%), 6.35%, 01/31/30(d)	EUR	900	1,023,702
Carlyle Global Market Strategies CLO Ltd.(e):
Series 2012-4A, Class DR, (3 mo. LIBOR US + 4.10%), 6.86%, 01/20/29(d)	USD	500	499,880
Series 2016-1A, Class BR, 4.61%, 04/20/27(f)		250	245,470
Series 2017-1A, Class D, (3 mo. LIBOR US + 6.00%), 8.76%, 04/20/31(d)		500	482,938
Carlyle Global Market Strategies Euro CLO Ltd., Series 2014-2X, Class DRR, 5.70%, 11/17/31(f)	EUR	193	211,497
Carlyle US CLO Ltd.(e):
Series 2016-4A, Class BR, 4.86%, 10/20/27(f)	USD	250	247,235
Series 2017-2A, Class C, (3 mo. LIBOR US + 3.70%), 6.46%, 07/20/31(d)		500	500,576

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Cedar Funding Ltd., Series 2017-8A, Class D, 6.02%, 10/17/30(e)(f)	USD	535	$528,192
Cent CLO 17 Ltd., Series C17A, Class BR, 4.60%, 04/30/31(e)(f)		500	483,132
CIFC Funding I Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.50%), 6.26%, 04/23/29(d)(e)		500	500,038
CIFC Funding Ltd.(e)(f):
Series 2014-2RA, Class A3, 4.68%, 04/24/30		500	487,671
Series 2014-4RA, Class B, 4.97%, 10/17/30		250	248,233
Series 2014-4RA, Class C, 5.97%, 10/17/30		250	248,051
Series 2018-1A, Class C, 4.53%, 04/18/31		500	479,865
Series 2018-4A, Class B, 4.53%, 10/17/31		250	243,410
Dryden 37 Senior Loan Fund, Series 2015-37A, Class DR, 5.29%, 01/15/31(e)(f)		500	470,921
Dryden Senior Loan Fund(d)(e):
Series 2014-36A, Class DR, (3 mo. LIBOR US + 4.24%), 7.03%, 01/15/28		1,500	1,500,978
Series 2017-50A, Class C, (3 mo. LIBOR US + 2.25%), 5.04%, 07/15/30		500	491,888
Fillmore Park CLO Ltd., Series 2018-1A, Class D, 5.69%, 07/15/30(e)(f)		500	484,365
Galaxy XV CLO Ltd., Series 2013-15A, Class BR, 4.39%, 10/15/30(e)(f)		250	245,482
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, 4.74%, 07/15/31(e)(f)		250	241,274
Galaxy Xxiv CLO Ltd., Series 2017-24A, Class C, 4.49%, 01/15/31(e)(f)		250	236,357
Galaxy XXVI CLO Ltd., Series 2018-26A, Class B, 4.35%, 11/22/31(e)(f)		250	247,054
Galaxy XXVII CLO Ltd., Series 2018-27A, Class D, 5.43%, 05/16/31(e)(f)		500	476,701
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class C, 4.66%, 04/20/30(e)		550	526,800
Greenwood Park CLO Ltd., Series 2018-1A, Class D, 5.29%, 04/15/31(e)		500	471,809
Harvest CLO XVI DAC, Series 16X, Class ER, 5.57%, 10/15/31(f)	EUR	530	564,398
Highbridge Loan Management Ltd.(e)(f):
Series 12A-18, Class B, 4.63%, 07/18/31	USD	750	724,831
Series 8A-2016, Class CR, 4.71%, 07/20/30		500	478,852
Jay Park CLO Ltd., Series 2016-1A, Class CR, 5.41%, 10/20/27(e)(f)		276	266,177
LCM XV LP, Series 15A, Class CR, (3 mo. LIBOR US + 2.40%), 5.16%, 07/20/30(d)(e)		500	502,161
LCM XXV Ltd., Series 25A, Class B2, (3 mo. LIBOR US + 1.65%), 4.41%, 07/20/30(d)(e)		264	263,113
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, 4.66%, 04/19/30(e)(f)		500	490,575
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.45%), 6.21%, 01/27/26(d)(e)		500	499,882
Madison Park Funding XXV Ltd., Series 2017-25A, Class B, (3 mo. LIBOR US + 2.35%), 5.12%, 04/25/29(e)		550	550,273
Madison Park Funding XXXI Ltd., Series 2018-31A(e)(f):
Class B, 4.48%, 01/23/31		250	249,158
Class C, 4.93%, 01/23/31		250	244,443
Class D, 5.78%, 01/23/31		250	243,264
Mill Creek II CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.75%), 10.51%, 04/20/28(d)(e)		500	500,967

Security	Par (000)		Value

Asset-Backed Securities (continued)
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class D, 5.29%, 01/15/28(e)(f)	USD	500	$478,484
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (3 mo. LIBOR US + 3.65%), 6.41%, 04/22/29(d)(e)		500	496,093
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class BR2, 4.91%, 10/21/30(e)(f)		500	486,320
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class CR, 4.97%, 10/17/30(e)(f)		250	243,529
Neuberger Berman CLO XXIII Ltd., Series 2016-23A(e)(f):
Class CR, 4.92%, 10/17/27		500	493,046
Class DR, 5.67%, 10/17/27		280	272,025
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA(e)(f):
Class B, 4.53%, 12/12/30		1,000	991,310
Class C, 4.98%, 12/12/30		508	494,716
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class B, 4.52%, 07/25/30(e)(f)		250	239,196
Octagon Investment Partners Ltd., Series 2016-1A, Class DR, 5.64%, 07/15/30(e)(f)		500	481,345
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class CR, 4.62%, 07/17/30(e)(f)		250	240,568
Octagon Investment Partners XVII Ltd., Series 2013-1A(e)(f):
Class BR2, 4.17%, 01/25/31		500	490,607
Class CR2, 4.47%, 01/25/31		750	718,596
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, 5.51%, 01/22/30(e)(f)		1,000	959,947
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, 4.64%, 07/15/27(e)(f)		250	245,545
OHA Credit Partners XI Ltd., Series 2015-11A, Class DR, 5.71%, 01/20/32(e)(f)		266	257,163
OZLM VI Ltd., Series 2014-6A(e)(f):
Class B1S, 4.87%, 04/17/31		500	490,895
Class CS, 5.90%, 04/17/31		500	481,449
OZLM XIX Ltd., Series 2017-19A, Class C, 5.89%, 11/22/30(e)(f)		500	494,165
OZLM XX Ltd., Series 2018-20A(e)(f):
Class B, 4.71%, 04/20/31		500	480,624
Class C, 5.71%, 04/20/31		750	708,614
Palmer Square CLO Ltd., Series 2013-2A, Class BRR, 4.97%, 10/17/31(e)(f)		334	326,042
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, 4.45%, 08/23/31(e)(f)		500	496,147
Regatta VII Funding Ltd., Series 2016-1A(e)(f):
Class CR, 4.79%, 12/20/28		250	241,495
Class DR, 5.54%, 12/20/28		500	481,336
Rockford Tower CLO Ltd.:
1.00%, 04/20/32(g)(e)		856	856,000
Series 2018-1A, Class B, 4.36%, 05/20/31(e)(f)		600	592,634
Series 2018-2A, Class C, 4.63%, 10/20/31(e)(f)		250	240,144

CONSOLIDATED SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
RR 5 Ltd., Series 2018-5A, Class B, 5.04%, 10/15/31(e)(f)	USD	250	$244,706
Sound Point CLO III Ltd., Series 2013-2RA, Class C, 4.69%, 04/15/29(e)(f)		500	487,512
Stewart Park CLO Ltd., Series 2015-1A, Class DR, 5.39%, 01/15/30(e)(f)		1,000	948,400
TIAA CLO IV Ltd., Series 2018-1A, Class A2, 4.52%, 01/20/32(e)(f)		500	492,718
TICP CLO XI Ltd., Series 2018-11A, Class C, 4.59%, 10/20/31(e)(f)		250	242,793
TICP CLO XII Ltd., Series 2018-12A(e)(f):
Class C, 4.81%, 01/15/31		250	244,063
Class D, 5.61%, 01/15/31		500	482,666
Treman Park CLO Ltd., Series 2015-1A, Class C3RR, 4.76%, 10/20/28(e)(f)		250	247,403
Voya CLO Ltd.(e):
Series 2014-1A, Class BR2, 4.68%, 04/18/31(f)		500	484,648
Series 2014-2A, Class A2AR, (3 mo. LIBOR US + 1.65%), 4.42%, 04/17/30(d)		250	247,851
Series 2014-4A, Class BR2, 4.89%, 07/14/31(f)		366	356,559
Webster Park CLO Ltd., Series 2015-1A, Class CR, 5.66%, 07/20/30(e)(f)		500	480,235
Westcott Park CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 4.35%), 7.11%, 07/20/28(d)(e)		500	500,683
York CLO 1 Ltd., Series 2014-1A(e)(f):
Class BRR, 4.41%, 10/22/29		250	246,821
Class CRR, 4.86%, 10/22/29		500	489,849
York CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 6.36%, 10/20/29(d)(e)		500	500,143
York CLO-3 Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 6.40%), 9.16%, 10/20/29(d)(e)		500	484,748

Total Asset-Backed Securities — 4.1% (Cost — $59,367,184)			58,244,716

Corporate Bonds — 110.0%

Aerospace & Defense — 5.2%
Arconic, Inc.:
6.15%, 08/15/20		1,540	1,590,050
5.40%, 04/15/21		45	46,287
5.87%, 02/23/22		1,363	1,422,631
5.13%, 10/01/24		6,434	6,369,660
BBA US Holdings, Inc., 5.38%, 05/01/26(e)		1,733	1,765,494
Bombardier, Inc.(e):
7.75%, 03/15/20		1,434	1,496,881
8.75%, 12/01/21		2,981	3,279,100
5.75%, 03/15/22		419	419,838
6.00%, 10/15/22		526	528,630
6.13%, 01/15/23		2,954	2,976,155
7.50%, 12/01/24		4,631	4,712,042
7.50%, 03/15/25		4,012	4,047,105
7.88%, 04/15/27		6,398	6,400,668
Koppers, Inc., 6.00%, 02/15/25(e)		224	196,000
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(e)		1,543	1,598,934
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22(e)		1,170	1,187,550
TransDigm UK Holdings PLC, 6.88%, 05/15/26(e)		1,686	1,643,850

Security	Par (000)		Value

Aerospace & Defense (continued)
TransDigm, Inc.:
6.00%, 07/15/22	USD	1,779	$1,811,911
6.50%, 07/15/24		711	718,110
6.25%, 03/15/26(e)		30,966	31,662,735
7.50%, 03/15/27(e)		142	142,696

			74,016,327

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(e)		110	110,701

Airlines — 0.2%
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 05/15/23		2,697	2,765,422

Auto Components — 0.6%
Allison Transmission, Inc., 5.00%, 10/01/24(e)		827	832,169
GKN Holdings PLC, 3.38%, 05/12/32	GBP	405	518,607
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	471	446,272
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 08/01/20		140	141,400
6.25%, 02/01/22		1,452	1,495,270
6.75%, 02/01/24		1,286	1,347,085
6.38%, 12/15/25		982	1,010,232
Tesla, Inc., 5.30%, 08/15/25(e)		2,684	2,388,760

			8,179,795

Banks — 0.8%
Allied Irish Banks PLC (5 year EUR Swap + 3.95%), 4.13%, 11/26/25(i)	EUR	300	352,243
Banco BPM SpA, 1.75%, 04/24/23		150	166,940
Banco de Sabadell SA, 5.38%, 12/12/28(f)		100	116,555
Banco Espirito Santo SA(a)(j):
4.75%, 01/15/19		1,900	621,332
4.00%, 01/21/19		1,100	350,334
Barclays PLC:
4.38%, 09/11/24	USD	3,020	2,965,088
5.20%, 05/12/26		800	804,926
CIT Group, Inc.:
5.00%, 08/15/22		278	287,035
5.00%, 08/01/23		404	419,312
5.25%, 03/07/25		1,127	1,180,533
6.13%, 03/09/28		634	687,890
6.00%, 04/01/36		2,800	2,779,000
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	100	119,415
ING Groep NV, 6.75%(f)(k)	USD	200	200,000
Intesa Sanpaolo SpA, 6.63%, 09/13/23	EUR	100	132,190
KBC Group NV, 4.75%(f)(k)(g)		200	228,059
Unione di Banche Italiane SpA, 5.88%, 03/04/29(f)(g)		400	456,117

			11,866,969

Beverages — 0.1%
BWAY Holding Co., 4.75%, 04/15/24		223	256,082
OI European Group BV, 4.00%, 03/15/23(e)	USD	1,110	1,085,025
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	117,157

			1,458,264

Building Materials — 0.1%
Jeld-Wen, Inc., 4.63%, 12/15/25(e)	USD	823	774,649

Building Products — 1.2%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(e)		860	881,500
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(e)		78	72,613
CPG Merger Sub LLC, 8.00%, 10/01/21(e)		2,165	2,132,525

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Building Products (continued)
Jeld-Wen, Inc., 4.88%, 12/15/27(e)	USD	129	$119,486
Masonite International Corp.(e):
5.63%, 03/15/23		2,959	3,010,782
5.75%, 09/15/26		989	989,000
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(e)		665	684,950
Standard Industries, Inc.(e):
5.50%, 02/15/23		768	785,280
5.38%, 11/15/24		2,374	2,409,610
6.00%, 10/15/25		2,869	2,994,519
5.00%, 02/15/27		172	163,830
4.75%, 01/15/28		142	132,770
USG Corp.(e):
5.50%, 03/01/25		904	913,040
4.88%, 06/01/27		1,586	1,601,337

			16,891,242

Cable Television Services — 0.0%
Cincinnati Bell, Inc., 8.00%, 10/15/25(e)		703	636,215

Capital Markets — 1.3%
Blackstone CQP Holdco LP(e):
6.50%, 03/20/21		13,913	13,895,609
6.00%, 08/18/21		2,265	2,242,350
Intertrust Group BV, 3.38%, 11/15/25	EUR	281	326,482
Lions Gate Capital Holdings LLC(e):
6.38%, 02/01/24	USD	147	150,675
5.88%, 11/01/24		1,096	1,109,700
LPL Holdings, Inc., 5.75%, 09/15/25(e)		323	326,634
Stevens Holding Co., Inc., 6.13%, 10/01/26(e)		813	829,260

			18,880,710

Chemicals — 2.9%
Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(e)(l)		1,632	1,562,640
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(e)		5,475	5,242,312
Axalta Coating Systems LLC, 4.88%, 08/15/24(e)		1,451	1,440,118
Blue Cube Spinco LLC:
9.75%, 10/15/23		3,228	3,616,167
10.00%, 10/15/25		2,170	2,484,650
Chemours Co.:
6.63%, 05/15/23		449	465,860
7.00%, 05/15/25		1,387	1,445,947
4.00%, 05/15/26	EUR	700	791,525
5.38%, 05/15/27	USD	1,581	1,533,570
Element Solutions, Inc., 5.88%, 12/01/25(e)		5,095	5,155,529
GCP Applied Technologies, Inc., 5.50%, 04/15/26(e)		1,186	1,194,895
Huntsman International LLC:
5.13%, 11/15/22		1,445	1,510,025
4.50%, 05/01/29(g)		725	714,846
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	150	172,867
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	1,625	1,750,937
Montichem Holdco 3 SA, 5.25%, 06/15/21	EUR	200	226,307
NOVA Chemicals Corp., 4.88%, 06/01/24(e)	USD	1,815	1,757,283
OCI NV, 5.00%, 04/15/23	EUR	290	347,596
Olin Corp.:
5.13%, 09/15/27	USD	530	533,975
5.00%, 02/01/30		109	105,866
PQ Corp.(e):
6.75%, 11/15/22		2,337	2,429,779
5.75%, 12/15/25		2,911	2,818,226
Solvay SA, 4.25%(f)(k)	EUR	100	120,048

Security	Par (000)		Value

Chemicals (continued)
Versum Materials, Inc., 5.50%, 09/30/24(e)	USD	1,190	$1,237,600
WR Grace & Co-Conn, 5.13%, 10/01/21(e)		2,483	2,554,734

			41,213,302

Commercial Services & Supplies — 2.6%
ADT Security Corp.:
3.50%, 07/15/22		2,386	2,347,227
4.13%, 06/15/23		1,292	1,267,775
4.88%, 07/15/32(e)		2,840	2,392,700
Advanced Disposal Services, Inc., 5.63%, 11/15/24(e)		1,104	1,115,040
Avolon Holdings Funding Ltd.(e):
5.13%, 10/01/23		1,939	1,958,390
5.25%, 05/15/24(g)		1,772	1,816,300
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(e)		1,310	1,313,275
Core & Main LP, 6.13%, 08/15/25(e)		2,795	2,690,187
Fortress Transportation & Infrastructure Investors LLC(e):
6.75%, 03/15/22		444	452,658
6.50%, 10/01/25		470	459,425
GFL Environmental, Inc., 5.38%, 03/01/23(e)		826	777,989
Harland Clarke Holdings Corp., 8.38%, 08/15/22(e)		2,752	2,569,680
KAR Auction Services, Inc., 5.13%, 06/01/25(e)		3,235	3,146,037
Mobile Mini, Inc., 5.88%, 07/01/24		3,503	3,546,787
Park Aerospace Holdings Ltd.(e):
3.63%, 03/15/21		1,473	1,454,588
5.25%, 08/15/22		2,560	2,620,698
5.50%, 02/15/24		6	6,203
Resideo Funding, Inc., 6.13%, 11/01/26(e)		670	686,750
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(e)		1,289	1,311,558
United Rentals North America, Inc.:
5.75%, 11/15/24		1,354	1,394,620
5.50%, 05/15/27		3,001	3,001,000
Waste Pro USA, Inc., 5.50%, 02/15/26(e)		522	506,340

			36,835,227

Communications Equipment — 2.2%
CommScope Finance LLC(e):
5.50%, 03/01/24		5,083	5,174,240
6.00%, 03/01/26		4,228	4,323,130
8.25%, 03/01/27		1,435	1,488,813
CommScope Technologies LLC(e):
6.00%, 06/15/25		147	138,548
5.00%, 03/15/27		1,825	1,633,922
CommScope, Inc., 5.00%, 06/15/21(e)		2,278	2,280,847
Nokia OYJ:
3.38%, 06/12/22		714	699,506
4.38%, 06/12/27		439	431,370
6.63%, 05/15/39		3,486	3,660,300
Telefonaktiebolaget LM Ericsson, Series 7Y, 1.88%, 03/01/24	EUR	100	114,377
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23	USD	2,128	2,154,600
6.38%, 05/15/25		2,304	2,286,720
5.75%, 01/15/27(e)		6,993	6,783,210

			31,169,583

Construction & Engineering — 0.2%
Brand Industrial Services, Inc., 8.50%, 07/15/25(e)		1,282	1,157,005
frontdoor, Inc., 6.75%, 08/15/26(e)		1,265	1,285,556

			2,442,561

CONSOLIDATED SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Construction Materials — 1.3%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(e)	USD	1,404	$1,426,815
HD Supply, Inc., 5.38%, 10/15/26(e)		11,200	11,368,000
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	120	144,213
Navistar International Corp., 6.63%, 11/01/25(e)	USD	1,823	1,879,568
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(e)		1,002	1,007,010
Williams Scotsman International, Inc.(e):
7.88%, 12/15/22		771	782,565
6.88%, 08/15/23		1,457	1,431,502

			18,039,673

Consumer Discretionary — 0.9%
AA Bond Co. Ltd., 4.88%, 07/31/43	GBP	180	230,250
Live Nation Entertainment, Inc., 4.88%, 11/01/24(e)	USD	296	293,780
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(e)		601	593,488
ServiceMaster Co. LLC, 5.13%, 11/15/24(e)		1,865	1,874,325
Staples, Inc., 8.50%, 09/15/25(e)		2,112	2,069,760
Star Merger Sub, Inc., 6.88%, 08/15/26(e)		2,120	2,127,335
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	280	326,032
Viking Cruises Ltd.(e):
6.25%, 05/15/25	USD	605	609,537
5.88%, 09/15/27		5,103	4,918,016

			13,042,523

Consumer Finance — 3.3%
Alliance Data Systems Corp.(e):
5.88%, 11/01/21		3,207	3,263,122
5.38%, 08/01/22		1,863	1,890,945
Ally Financial, Inc.:
5.13%, 09/30/24		1,230	1,291,500
8.00%, 11/01/31		11,654	14,392,690
Ford Motor Credit Co. LLC, 3.02%, 03/06/24	EUR	100	113,745
Iron Mountain UK PLC, 3.88%, 11/15/25	GBP	290	367,333
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(l)	EUR	537	610,077
Navient Corp.:
6.63%, 07/26/21	USD	1,454	1,503,072
6.50%, 06/15/22		463	475,733
5.50%, 01/25/23		1,115	1,101,063
7.25%, 09/25/23		1,100	1,134,375
5.88%, 10/25/24		375	359,531
6.75%, 06/25/25		423	414,011
6.75%, 06/15/26		572	549,120
5.63%, 08/01/33		1,821	1,406,722
Nexi Capital SpA, 3.63%, 05/01/23(f)	EUR	100	114,462
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26		345	389,650
4.50%, 05/15/26(e)		2,465	2,784,018
6.25%, 05/15/26(e)	USD	479	483,191
8.25%, 11/15/26(e)		3,751	3,670,119
Springleaf Finance Corp.:
6.13%, 05/15/22		490	508,375
6.13%, 03/15/24		1,798	1,818,227
6.88%, 03/15/25		2,077	2,126,329
7.13%, 03/15/26		1,108	1,121,850
Verscend Escrow Corp., 9.75%, 08/15/26(e)		5,478	5,601,255

			47,490,515

Containers & Packaging — 2.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.13%, 05/15/23	EUR	100	116,873
4.63%, 05/15/23(e)	USD	5,069	5,107,017

Security	Par (000)		Value

Containers & Packaging (continued)
6.75%, 05/15/24	EUR	100	$120,695
7.25%, 05/15/24(e)	USD	7,921	8,225,562
4.75%, 07/15/27(e)	GBP	427	522,884
4.75%, 07/15/27		462	565,743
BWAY Holding Co., 5.50%, 04/15/24(e)	USD	5,338	5,249,656
Crown Americas LLC/Crown Americas Capital Corp. VI:
4.75%, 02/01/26		3,052	3,061,537
4.25%, 09/30/26		1,290	1,241,625
Crown European Holdings SA, 3.38%, 05/15/25	EUR	100	121,138
Greif, Inc., 6.50%, 03/01/27(e)	USD	520	529,818
Intertape Polymer Group, Inc., 7.00%, 10/15/26(e)		747	752,603
Mercer International, Inc.:
6.50%, 02/01/24		1,446	1,474,920
5.50%, 01/15/26		767	732,485
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20	USD	6,255	6,267,130
5.13%, 07/15/23(e)		292	292,000
7.00%, 07/15/24(e)		4,220	4,314,950
Sealed Air Corp.:
4.50%, 09/15/23	EUR	160	201,760
5.13%, 12/01/24(e)	USD	142	146,056
6.88%, 07/15/33(e)		700	731,500
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26	EUR	199	234,687

			40,010,639

County/City/Special District/School District — 0.0%
European TopSoho Sarl, Series SMCP, 4.00%, 09/21/21(m)		200	225,897

Diversified Consumer Services — 1.5%
APX Group, Inc.:
8.75%, 12/01/20	USD	1,915	1,903,031
7.88%, 12/01/22		1,649	1,636,633
Ascend Learning LLC, 6.88%, 08/01/25(e)		3,428	3,349,446
Graham Holdings Co., 5.75%, 06/01/26(e)		1,087	1,119,610
Laureate Education, Inc., 8.25%, 05/01/25(e)		591	638,280
Matthews International Corp., 5.25%, 12/01/25(e)		274	265,095
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	192	257,262
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(e)	USD	9,275	9,780,487
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(e)		1,664	1,630,720
Verisure Holding AB, 3.50%, 05/15/23	EUR	245	285,642

			20,866,206

Diversified Financial Services — 1.4%
Arrow Global Finance PLC:
5.13%, 09/15/24	GBP	325	411,666
(3 mo. Euribor + 2.88%), 2.88%, 04/01/25(d)	EUR	154	167,526
Barclays PLC(5 year EUR Swap + 2.45%), 2.63%, 11/11/25(i)		200	228,439
Cabot Financial Luxembourg SA, 6.50%, 04/01/21	GBP	100	131,309
Credit Suisse Group AG, 7.50%(e)(f)(k)	USD	750	769,687
DPL, Inc., 7.25%, 10/15/21		230	246,675
FS Energy & Power Fund, 7.50%, 08/15/23(e)		490	495,787
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	230	232,752
4.50%, 09/01/23(f)		220	205,281
Intrum AB, 2.75%, 07/15/22		137	152,668

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Financial Services (continued)
Jefferies Finance LLC/JFIN Co-Issuer Corp.(e):
7.38%, 04/01/20	USD	2,695	$2,700,390
6.88%, 04/15/22		2,552	2,545,620
Lehman Brothers Holding Escrow, 1.00%, 09/22/18(a)(b)(j)		430	8,385
Lehman Brothers Holdings, Inc.:(a)(j)
5.38%, 10/17/17	EUR	350	8,559
4.75%, 01/16/18		1,890	46,220
1.00%, 02/05/18		3,950	96,598
1.00%, 12/31/49(b)	USD	1,535	29,933
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(l)	EUR	220	252,371
Lincoln Finance Ltd., 6.88%, 04/15/21		100	116,589
MSCI, Inc., 5.25%, 11/15/24(e)	USD	683	700,075
Pershing Square Holdings Ltd., 5.50%, 07/15/22(e)		2,100	2,128,875
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(e)		2,395	2,418,950
Travelport Corporate Finance PLC, 6.00%, 03/15/26(e)		1,106	1,172,360
UniCredit SpA:
6.57%, 01/14/22(e)		400	409,551
(5 year EUR Swap + 4.10%), 5.75%, 10/28/25(i)	EUR	525	623,979
(5 year EUR Swap + 4.32%), 4.38%, 01/03/27(i)		367	428,248
Vantiv LLC/Vanity Issuer Corp.(e):
3.88%, 11/15/25	GBP	257	331,413
4.38%, 11/15/25	USD	1,168	1,127,120
Verisure Midholding AB, 5.75%, 12/01/23	EUR	100	115,229
WMG Acquisition Corp.:
4.13%, 11/01/24		180	214,581
5.50%, 04/15/26(e)	USD	918	923,737

			19,440,573

Diversified Telecommunication Services — 2.3%
CenturyLink, Inc.:
Series P, 7.60%, 09/15/39		54	47,115
Series S, 6.45%, 06/15/21		5,263	5,466,678
Series U, 7.65%, 03/15/42		1,436	1,252,910
Series W, 6.75%, 12/01/23		7	7,269
Series Y, 7.50%, 04/01/24		3,223	3,409,330
Cincinnati Bell, Inc., 7.00%, 07/15/24(e)		1,797	1,626,285
Embarq Corp., 8.00%, 06/01/36		2,334	2,252,310
Frontier Communications Corp.:
7.13%, 03/15/19		701	700,124
10.50%, 09/15/22		736	526,240
11.00%, 09/15/25		7,041	4,497,439
Level 3 Financing, Inc.:
5.38%, 08/15/22		243	244,519
5.63%, 02/01/23		969	976,267
5.13%, 05/01/23		1,292	1,300,191
5.38%, 05/01/25		760	758,100
5.25%, 03/15/26		4,892	4,794,160
Qwest Corp., 6.75%, 12/01/21		680	724,064
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	400	481,196
4.75%, 07/30/25		215	259,027
5.00%, 04/15/28		100	117,749
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	449	422,060
6.00%, 09/30/34		1,507	1,356,300
Telecom Italia SpA:
3.25%, 01/16/23	EUR	200	233,835
5.88%, 05/19/23	GBP	200	276,427
5.30%, 05/30/24(e)	USD	1,653	1,615,807

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Telecom Italia SpA/Milano, 4.00%, 04/11/24	USD	139	$161,181

			33,506,583

Electric Utilities — 0.1%
AES Corp., 5.50%, 04/15/25		595	613,594
NextEra Energy Operating Partners LP(e):
4.25%, 09/15/24		617	606,202
4.50%, 09/15/27		654	622,935

			1,842,731

Electronic Equipment, Instruments & Components — 0.7%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23		3,624	3,660,240
5.50%, 12/01/24		5,332	5,558,610
5.00%, 09/01/25		714	718,462
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	270	312,284
Itron, Inc., 5.00%, 01/15/26(e)	USD	231	224,648

			10,474,244

Energy Equipment & Services — 1.2%
Apergy Corp., 6.38%, 05/01/26		641	640,199
Calfrac Holdings LP, 8.50%, 06/15/26(e)		658	486,920
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50%, 04/01/25(e)		1,593	1,545,210
Ensco PLC:
4.50%, 10/01/24		336	259,963
5.20%, 03/15/25		1,893	1,452,878
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(e)		3,066	3,077,988
Oceaneering International, Inc., 4.65%, 11/15/24		432	399,060
Pattern Energy Group, Inc., 5.88%, 02/01/24(e)		935	952,185
Pioneer Energy Services Corp., 6.13%, 03/15/22		1,279	786,585
SESI LLC, 7.75%, 09/15/24		1,321	1,122,850
Transocean, Inc.:
8.38%, 12/15/21		275	288,750
9.00%, 07/15/23(e)		3,195	3,370,725
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		1,705	1,734,837
6.88%, 09/01/27(e)(g)		1,339	1,365,780

			17,483,930

Environmental, Maintenance, & Security Service — 0.2%
Hulk Finance Corp., 7.00%, 06/01/26(e)		828	786,600
Tervita Escrow Corp., 7.63%, 12/01/21(e)		1,577	1,573,058

			2,359,658

Equity Real Estate Investment Trusts (REITs) — 1.8%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(e)		985	954,219
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		2,468	2,434,065
5.13%, 05/01/26(e)		2,280	2,291,400
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		350	348,250
iStar, Inc.:
4.63%, 09/15/20		221	222,105
6.00%, 04/01/22		529	528,339
5.25%, 09/15/22		596	584,080
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		8,085	8,347,762
4.50%, 09/01/26		2,451	2,348,867
4.50%, 01/15/28		1,613	1,508,155

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
MPT Operating Partnership LP/MPT Finance Corp.:
6.38%, 03/01/24	USD	197	$206,357
5.50%, 05/01/24		271	277,436
5.00%, 10/15/27		4,148	4,116,890
Starwood Property Trust, Inc., 5.00%, 12/15/21		1,695	1,731,019

			25,898,944

Food & Staples Retailing — 0.3%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		285	285,000
5.75%, 03/15/25		606	575,700
7.50%, 03/15/26(e)		629	647,870
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	225	299,063
Casino Guichard Perrachon SA:
4.56%, 01/25/23	EUR	200	233,456
4.50%, 03/07/24		100	115,208
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21		300	247,396
Nomad Foods Bondco PLC, 3.25%, 05/15/24		200	232,339
Post Holdings, Inc., 5.63%, 01/15/28(e)	USD	484	467,665
Premier Foods Finance PLC, 6.25%, 10/15/23	GBP	200	269,249
Rite Aid Corp., 6.13%, 04/01/23(e)	USD	943	803,908
Tesco PLC, 5.00%, 03/24/23	GBP	100	144,132

			4,320,986

Food Products — 1.1%
Aramark International Finance Sarl, 3.13%, 04/01/25	EUR	120	141,991
Aramark Services, Inc.:
5.13%, 01/15/24	USD	1,104	1,128,840
5.00%, 04/01/25(e)		148	150,590
5.00%, 02/01/28(e)		2,829	2,793,637
B&G Foods, Inc., 5.25%, 04/01/25		971	927,305
Boparan Finance PLC:
5.25%, 07/15/19	GBP	76	98,904
5.50%, 07/15/21		100	99,108
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(e)	USD	830	747,000
JBS USA LUX SA/JBS USA Finance, Inc.(e):
5.88%, 07/15/24		1,282	1,317,896
5.75%, 06/15/25		5,217	5,282,212
Post Holdings, Inc.(e):
5.50%, 03/01/25		1,572	1,575,930
5.75%, 03/01/27		207	203,636
Simmons Foods, Inc., 7.75%, 01/15/24(e)		1,306	1,364,770

			15,831,819

Forest Products — 0.2%
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(e)		2,106	2,178,246

Health Care Equipment & Supplies — 2.2%
Avantor, Inc.:
4.75%, 10/01/24	EUR	126	148,003
6.00%, 10/01/24(e)	USD	8,547	8,723,282
9.00%, 10/01/25(e)		5,630	6,031,137
Hologic, Inc.(e):
4.38%, 10/15/25		204	200,430
4.63%, 02/01/28		714	689,010
Immucor, Inc., 11.13%, 02/15/22(e)		1,380	1,397,250
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(e):
4.88%, 04/15/20		1,110	1,104,561
5.75%, 08/01/22		1,506	1,415,640

Security	Par (000)		Value

Health Care Equipment & Supplies (continued)
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(e)	USD	9,878	$9,507,575
Teleflex, Inc.:
4.88%, 06/01/26		826	836,325
4.63%, 11/15/27		608	603,483

			30,656,696

Health Care Providers & Services — 7.0%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		782	770,270
5.63%, 02/15/23		974	966,695
6.50%, 03/01/24		986	981,070
AHP Health Partners, Inc., 9.75%, 07/15/26(e)		1,052	1,104,600
Centene Corp.:
4.75%, 05/15/22		2,467	2,513,256
5.38%, 06/01/26(e)		10,367	10,755,762
CHS/Community Health Systems, Inc.(e):
8.63%, 01/15/24		3,879	3,995,370
8.00%, 03/15/26		1,744	1,721,032
DaVita, Inc., 5.00%, 05/01/25		1,938	1,870,170
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(e)(l)		1,276	1,279,190
Encompass Health Corp., 5.75%, 11/01/24		1,170	1,182,051
HCA, Inc.:
4.75%, 05/01/23		165	171,006
5.00%, 03/15/24		2,326	2,429,918
5.38%, 02/01/25		2,772	2,875,091
5.88%, 02/15/26		39	41,194
5.25%, 06/15/26		2,456	2,590,287
5.38%, 09/01/26		2,251	2,307,275
5.63%, 09/01/28		5,700	5,892,375
5.88%, 02/01/29		6,026	6,319,767
5.50%, 06/15/47		5,497	5,710,722
MEDNAX, Inc., 5.25%, 12/01/23(e)		933	943,496
Molina Healthcare, Inc.:
5.38%, 11/15/22		774	797,946
4.88%, 06/15/25(e)		685	674,725
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(e)		2,590	2,601,318
NVA Holdings, Inc., 6.88%, 04/01/26(e)		1,005	969,825
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(e)(l)		5,128	5,062,413
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(e)		4,127	4,410,731
Sotera Health Holdings LLC, 6.50%, 05/15/23(e)		1,538	1,549,535
Surgery Center Holdings, Inc.(e):
8.88%, 04/15/21		1,066	1,084,655
6.75%, 07/01/25		1,254	1,141,140
Tenet Healthcare Corp.:
6.00%, 10/01/20		3,670	3,793,863
8.13%, 04/01/22		4,174	4,455,745
4.63%, 07/15/24		6,003	5,987,993
6.25%, 02/01/27(e)		4,043	4,161,763
Vizient, Inc., 10.38%, 03/01/24(e)		1,875	2,029,688
WellCare Health Plans, Inc.:
5.25%, 04/01/25		1,404	1,433,414
5.38%, 08/15/26(e)		2,015	2,072,931

			98,648,282

Health Care Technology — 0.3%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(e)		2,130	2,078,773
IQVIA, Inc.:
3.25%, 03/15/25	EUR	1,200	1,393,965

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Technology (continued)
3.25%, 03/15/25(e)	EUR	100	$116,164
5.00%, 10/15/26(e)	USD	1,254	1,275,945

			4,864,847

Hotels, Restaurants & Leisure — 4.6%
1011778 BC ULC/New Red Finance, Inc.(e):
4.25%, 05/15/24		3,317	3,229,929
5.00%, 10/15/25		8,294	8,029,629
Boyd Gaming Corp., 6.00%, 08/15/26		526	539,479
Boyne USA, Inc., 7.25%, 05/01/25(e)		813	869,910
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25(e)		2,647	2,511,341
Churchill Downs, Inc., 4.75%, 01/15/28(e)		903	862,546
Cirsa Finance International Sarl, 6.25%, 12/20/23	EUR	162	193,488
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	174	228,408
EI Group PLC, 6.38%, 02/15/22		110	148,743
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	812	826,291
6.00%, 09/15/26(e)		717	729,548
ESH Hospitality, Inc., 5.25%, 05/01/25(e)		1,918	1,908,410
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		256	265,841
5.25%, 06/01/25		1,008	1,043,774
5.38%, 04/15/26		942	970,599
Golden Nugget, Inc., 6.75%, 10/15/24(e)		3,602	3,620,010
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		529	526,355
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(e):
5.00%, 06/01/24		255	257,741
5.25%, 06/01/26		1,878	1,910,865
4.75%, 06/01/27		790	778,150
Ladbrokes Group Finance PLC, 5.13%, 09/08/23	GBP	220	300,493
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26(e)	USD	386	398,545
Melco Resorts Finance Ltd., 4.88%, 06/06/25(e)		1,847	1,768,502
MGM Resorts International:
6.63%, 12/15/21		2,010	2,140,650
7.75%, 03/15/22		2,666	2,925,935
4.63%, 09/01/26		3,124	2,967,800
Sabre GLBL, Inc.(e):
5.38%, 04/15/23		1,516	1,546,320
5.25%, 11/15/23		882	899,640
Scientific Games International, Inc.:
10.00%, 12/01/22		6,661	7,002,376
5.00%, 10/15/25(e)		2,796	2,708,625
3.38%, 02/15/26	EUR	800	870,158
Sisal Group SpA, 7.00%, 07/31/23		310	362,748
Six Flags Entertainment Corp.(e):
4.88%, 07/31/24	USD	4,525	4,457,125
5.50%, 04/15/27		875	859,687
Station Casinos LLC, 5.00%, 10/01/25(e)		924	897,435
Stonegate Pub Co. Financing PLC:
7.17%, 03/15/22(f)	GBP	100	132,967
(3 mo. LIBOR GBP + 4.38%), 5.28%, 03/15/22(d)		150	196,247
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32		1,000	1,273,420
Vue International Bidco PLC, 7.88%, 07/15/20		520	685,308
Wyndham Destinations, Inc.:
5.40%, 04/01/24	USD	100	100,500
5.75%, 04/01/27		306	303,705

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(e)	USD	527	$533,140
Wynn Macau Ltd.(e):
4.88%, 10/01/24		860	824,088
5.50%, 10/01/27		980	929,162
Yum! Brands, Inc.:
3.88%, 11/01/23		721	706,580
5.35%, 11/01/43		30	25,650

			65,267,863

Household Durables — 1.4%
Algeco Global Finance PLC, 8.00%, 02/15/23(e)		3,407	3,398,482
Lennar Corp.:
6.63%, 05/01/20		1,160	1,196,250
8.38%, 01/15/21		2,810	3,031,287
4.88%, 12/15/23		968	982,520
5.25%, 06/01/26		302	303,133
4.75%, 11/29/27		2,510	2,437,838
Mattamy Group Corp.(e):
6.88%, 12/15/23		924	917,070
6.50%, 10/01/25		388	372,844
MDC Holdings, Inc., 6.00%, 01/15/43		716	608,600
Meritage Homes Corp., 5.13%, 06/06/27		404	376,730
PulteGroup, Inc., 6.38%, 05/15/33		2,805	2,657,737
Tempur Sealy International, Inc., 5.50%, 06/15/26		1,535	1,531,163
TRI Pointe Group, Inc., 4.88%, 07/01/21		292	291,270
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.38%, 06/15/19		1,060	1,058,675

			19,163,599

Household Products — 0.2%
Diamond (BC) BV, 5.63%, 08/15/25	EUR	120	123,213
Energizer Holdings, Inc.(e):
6.38%, 07/15/26	USD	365	368,650
7.75%, 01/15/27		1,661	1,768,965

			2,260,828

Independent Power and Renewable Electricity Producers — 2.4%
AES Corp.:
4.50%, 03/15/23		1,021	1,028,658
4.88%, 05/15/23		327	330,168
6.00%, 05/15/26		1,360	1,431,400
5.13%, 09/01/27		1,541	1,583,377
Calpine Corp.:
6.00%, 01/15/22(e)		251	254,451
5.38%, 01/15/23		6,061	6,000,390
5.88%, 01/15/24(e)		1,312	1,338,240
5.75%, 01/15/25		320	306,400
5.25%, 06/01/26(e)		4,195	4,111,100
Clearway Energy Operating LLC:
5.38%, 08/15/24		2,005	1,964,900
5.75%, 10/15/25(e)		1,199	1,178,018
5.00%, 09/15/26		485	452,263
MPM Escrow LLC, 8.88%, 10/15/20(b)		3,738	—
NRG Energy, Inc.:
6.25%, 05/01/24		297	307,395
6.63%, 01/15/27		7,587	8,068,300
5.75%, 01/15/28		1,878	1,927,297
TerraForm Power Operating LLC(e):
4.25%, 01/31/23		1,191	1,179,936
6.63%, 06/15/25(n)		140	147,000
5.00%, 01/31/28		1,185	1,125,750
Vistra Energy Corp., 7.63%, 11/01/24		778	826,625

			33,561,668

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Industrial Conglomerates — 0.3%
Algeco Global Finance PLC, 6.50%, 02/15/23	EUR	500	$581,521
BWX Technologies, Inc., 5.38%, 07/15/26(e)	USD	855	872,100
Vertiv Group Corp., 9.25%, 10/15/24(e)		3,333	3,333,000

			4,786,621

Insurance — 1.2%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(e)		334	341,933
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 08/01/23(e)		7,509	7,757,736
AmWINS Group, Inc., 7.75%, 07/01/26(e)		953	976,825
Ardonagh Midco 3 PLC:
8.38%, 07/15/23	GBP	100	114,331
8.63%, 07/15/23(e)	USD	950	836,000
Assicurazioni Generali SpA(i):
(3 mo. Euribor + 7.11%), 7.75%, 12/12/42	EUR	100	134,788
(3 mo. Euribor + 5.35%), 5.50%, 10/27/47		200	247,168
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.00%, 01/23/27		200	270,384
HUB International Ltd., 7.00%, 05/01/26(e)	USD	3,910	3,831,800
Nationstar Mortgage Holdings, Inc.(e):
8.13%, 07/15/23		1,304	1,326,820
9.13%, 07/15/26		977	998,982
USIS Merger Sub, Inc., 6.88%, 05/01/25(e)		544	529,040

			17,365,807

Interactive Media & Services — 1.2%
Equinix, Inc.:
5.38%, 01/01/22		1,110	1,141,219
2.88%, 03/15/24	EUR	345	403,608
5.88%, 01/15/26	USD	3,457	3,621,207
Match Group, Inc., 5.63%, 02/15/29(e)		1,031	1,025,201
Netflix, Inc.:
5.50%, 02/15/22		2,087	2,186,132
4.38%, 11/15/26		643	616,881
5.88%, 11/15/28(e)		3,589	3,738,123
4.63%, 05/15/29	EUR	250	301,140
Symantec Corp., 5.00%, 04/15/25(e)	USD	2,092	2,085,188
Uber Technologies, Inc., 7.50%, 11/01/23(e)		1,618	1,654,405
United Group BV:
4.38%, 07/01/22	EUR	258	297,692
(3 mo. Euribor + 4.38%), 4.38%, 07/01/23(d)		195	222,912

			17,293,708

IT Services — 1.7%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		600	673,748
9.75%, 09/01/26(e)	USD	7,589	7,351,844
First Data Corp., 5.75%, 01/15/24(e)		7,738	7,965,884
Gartner, Inc., 5.13%, 04/01/25(e)		1,176	1,184,820
InterXion Holding NV, 4.75%, 06/15/25	EUR	464	558,361
WEX, Inc., 4.75%, 02/01/23(e)	USD	3,891	3,861,817
Xerox Corp.:
4.80%, 03/01/35		2,281	1,830,503
6.75%, 12/15/39		178	169,545

			23,596,522

Leisure Products — 0.2%
Mattel, Inc.:
6.75%, 12/31/25(e)		2,345	2,306,894
6.20%, 10/01/40		566	457,752
5.45%, 11/01/41		332	253,980

			3,018,626

Security	Par (000)		Value

Machinery — 1.1%
Colfax Corp.(e):
6.00%, 02/15/24	USD	2,531	$2,613,258
6.38%, 02/15/26		1,416	1,476,180
Mueller Water Products, Inc., 5.50%, 06/15/26(e)		1,246	1,255,345
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	158	171,180
SPX FLOW, Inc.(e):
5.63%, 08/15/24	USD	727	727,000
5.88%, 08/15/26		623	624,558
Terex Corp., 5.63%, 02/01/25(e)		4,399	4,278,027
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(e)		2,965	2,594,375
Wabash National Corp., 5.50%, 10/01/25(e)		1,510	1,392,975

			15,132,898

Media — 14.3%
Altice Financing SA(e):
6.63%, 02/15/23		3,688	3,770,980
7.50%, 05/15/26		2,899	2,804,782
Altice Finco SA, 7.63%, 02/15/25(e)		240	214,800
Altice France SA(e):
7.38%, 05/01/26		8,164	8,010,925
8.13%, 02/01/27		5,512	5,539,560
Altice Luxembourg SA, 7.75%, 05/15/22(e)		6,893	6,849,919
AMC Networks, Inc., 4.75%, 08/01/25		3,441	3,343,147
Block Communications, Inc., 6.88%, 02/15/25(e)		685	707,263
Cablevision Systems Corp., 8.00%, 04/15/20		2,224	2,329,640
Capital Stage Finance BV, 5.25%(f)(k)(m)	EUR	100	112,315
CBS Radio, Inc., 7.25%, 11/01/24(e)	USD	103	101,970
CCO Holdings LLC/CCO Holdings Capital Corp.(e):
4.00%, 03/01/23		1,937	1,912,787
5.13%, 05/01/23		137	139,411
5.13%, 05/01/27		15,268	15,026,308
5.88%, 05/01/27		142	145,861
5.00%, 02/01/28		1,382	1,329,311
Clear Channel International BV, 8.75%, 12/15/20(e)		4,201	4,300,774
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		4,835	4,937,744
9.25%, 02/15/24(e)		11,495	12,055,381
Series B, 7.63%, 03/15/20		5,953	5,955,976
Series B, 6.50%, 11/15/22		10,424	10,658,540
CSC Holdings LLC:
5.38%, 07/15/23(e)		5,009	5,147,749
5.25%, 06/01/24		4,920	4,918,327
7.75%, 07/15/25(e)		4,974	5,309,745
6.63%, 10/15/25(e)		1,611	1,699,605
10.88%, 10/15/25(e)		11,138	12,920,248
5.50%, 05/15/26(e)		3,501	3,540,386
5.38%, 02/01/28(e)		1,000	982,500
6.50%, 02/01/29(e)		2,799	2,928,482
Series 144S, 5.13%, 12/15/21(e)		6,425	6,445,175
DISH DBS Corp.:
6.75%, 06/01/21		2,450	2,505,125
5.88%, 07/15/22		4,574	4,368,170
5.00%, 03/15/23		1,948	1,733,720
5.88%, 11/15/24		2,621	2,207,406
DKT Finance ApS, 7.00%, 06/17/23	EUR	250	306,614
Getty Images, Inc., 9.75%, 03/01/27(e)	USD	460	463,450
Gray Television, Inc., 7.00%, 05/15/27(e)		1,423	1,504,822
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		595	638,138
5.25%, 08/01/26		916	895,390
Inmarsat Finance PLC, 4.88%, 05/15/22(e)		731	731,000

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Intelsat Jackson Holdings SA:
5.50%, 08/01/23	USD	3,947	$3,601,637
8.50%, 10/15/24(e)		5,657	5,711,873
9.75%, 07/15/25(e)		5,021	5,209,287
Lamar Media Corp., 5.75%, 02/01/26(e)		716	749,115
Level 3 Parent LLC, 5.75%, 12/01/22		1,939	1,960,814
MDC Partners, Inc., 6.50%, 05/01/24(e)		2,177	1,885,826
Meredith Corp., 6.88%, 02/01/26		776	801,453
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(e)		1,100	1,148,081
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(e)		2,780	2,773,050
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, 03/15/25		354	362,956
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(e)		1,450	1,397,438
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(e)		390	378,300
Sirius XM Radio, Inc.(e):
4.63%, 05/15/23		230	232,588
5.00%, 08/01/27		1,151	1,125,103
TEGNA, Inc.:
5.13%, 10/15/19		457	458,143
5.50%, 09/15/24(e)		344	340,130
Tele Columbus AG, 3.88%, 05/02/25	EUR	100	100,763
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(e)	USD	2,400	2,310,000
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	270	329,694
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(e)	USD	2,154	2,315,550
Tribune Media Co., 5.88%, 07/15/22		1,962	1,996,335
United Group BV, 4.88%, 07/01/24	EUR	199	229,713
Unitymedia GmbH, 3.75%, 01/15/27		100	119,353
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
3.50%, 01/15/27		100	119,574
6.25%, 01/15/29		270	339,727
Univision Communications, Inc.(e):
5.13%, 05/15/23	USD	2,007	1,821,352
5.13%, 02/15/25		1,200	1,050,000
UPC Holding BV:
5.50%, 01/15/28(e)		220	226,050
3.88%, 06/15/29	EUR	100	118,508
UPCB Finance IV Ltd.:
5.38%, 01/15/25(e)	USD	992	1,014,320
4.00%, 01/15/27	EUR	360	428,441
UPCB Finance VII Ltd., 3.63%, 06/15/29		160	190,491
Videotron Ltd., 5.13%, 04/15/27(e)	USD	2,383	2,418,745
Virgin Media Finance PLC:
6.38%, 10/15/24	GBP	140	192,615
5.75%, 01/15/25(e)	USD	4,988	4,963,060
Virgin Media Secured Finance PLC:
5.50%, 01/15/25	GBP	180	244,124
6.25%, 03/28/29		400	553,612
Ziggo Bond Co. BV:
7.13%, 05/15/24	EUR	100	119,135
5.88%, 01/15/25(e)	USD	2,643	2,569,525
Ziggo BV:
4.25%, 01/15/27	EUR	360	421,172
5.50%, 01/15/27(e)	USD	1,587	1,531,455

			203,352,554

Security	Par (000)		Value

Metals & Mining — 3.9%
Alcoa Nederland Holding BV(e):
7.00%, 09/30/26	USD	681	$728,670
6.13%, 05/15/28		608	622,440
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(e)		1,549	1,605,151
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(e)		1,222	1,218,945
CONSOL Energy, Inc., 11.00%, 11/15/25(e)		2,871	3,265,762
Constellium NV(e):
5.75%, 05/15/24		1,668	1,633,973
6.63%, 03/01/25		941	948,058
5.88%, 02/15/26		3,427	3,332,757
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		2,078	2,078,000
3.55%, 03/01/22		4,058	4,012,347
3.88%, 03/15/23		6,360	6,267,653
4.55%, 11/14/24		1,717	1,699,830
5.40%, 11/14/34		837	763,763
5.45%, 03/15/43		7,262	6,372,405
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(e)		2,606	2,609,257
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(e)		791	829,561
Kaiser Aluminum Corp., 5.88%, 05/15/24		773	790,393
Novelis Corp.(e):
6.25%, 08/15/24		7,677	7,734,577
5.88%, 09/30/26		1,359	1,325,025
Steel Dynamics, Inc.:
5.25%, 04/15/23		949	965,608
5.50%, 10/01/24		1,540	1,582,350
4.13%, 09/15/25		514	499,783
5.00%, 12/15/26		470	478,225
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25(e)		616	626,780
Teck Resources Ltd., 4.50%, 01/15/21		217	219,713
ThyssenKrupp AG:
1.38%, 03/03/22	EUR	100	111,618
2.88%, 02/22/24		973	1,106,738
United States Steel Corp.:
6.88%, 08/15/25	USD	1,613	1,588,805
6.25%, 03/15/26		126	119,228

			55,137,415

Multi-Utilities — 0.2%
NGL Energy Partners LP/NGL Energy Finance Corp., 5.13%, 07/15/19		980	985,194
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(e)		1,963	1,963,000

			2,948,194

Multiline Retail — 0.0%
Hipercor SA, 3.88%, 01/19/22	EUR	200	238,479

Offshore Drilling & Other Services — 0.1%
Entegris, Inc., 4.63%, 02/10/26(e)	USD	1,250	1,228,125
Lam Research Corp. (g):
3.75%, 03/15/26		260	260,180
4.00%, 03/15/29		480	480,127

			1,968,432

Oil, Gas & Consumable Fuels — 14.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.38%, 09/15/24		385	385,000
5.75%, 03/01/27(e)		697	702,228
Antero Resources Corp.:
5.13%, 12/01/22		744	745,190

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
5.63%, 06/01/23	USD	784	$785,960
5.00%, 03/01/25		1,367	1,312,320
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(e):
10.00%, 04/01/22		1,610	1,734,775
7.00%, 11/01/26		881	850,165
Berry Petroleum Co. LLC, 7.00%, 02/15/26(e)		2,346	2,340,135
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/25		1,138	1,153,647
Bruin E&P Partners LLC, 8.88%, 08/01/23(e)		2,204	2,154,410
California Resources Corp., 8.00%, 12/15/22(e)		4,708	3,760,515
Callon Petroleum Co.:
6.13%, 10/01/24		2,318	2,335,385
Series WI, 6.38%, 07/01/26		654	654,000
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		2,113	2,083,946
8.25%, 07/15/25		1,515	1,583,175
Chaparral Energy, Inc., 8.75%, 07/15/23(e)		1,695	1,067,850
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		2,328	2,578,260
5.88%, 03/31/25		2,157	2,297,227
5.13%, 06/30/27		6,498	6,627,960
Cheniere Energy Partners LP, 5.63%, 10/01/26(e)		1,299	1,323,356
Chesapeake Energy Corp.:
6.63%, 08/15/20		958	981,950
4.88%, 04/15/22		1,087	1,043,520
5.75%, 03/15/23		216	208,440
7.00%, 10/01/24		2,781	2,746,237
8.00%, 01/15/25		1,214	1,233,727
8.00%, 06/15/27		5,580	5,524,200
CNX Resources Corp., 5.88%, 04/15/22		8,999	9,088,990
Comstock Resources, Inc., 9.75%, 08/15/26(e)		1,006	932,436
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(e)		1,610	1,497,300
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		385	395,210
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(e)		4,857	4,705,219
DCP Midstream Operating LP:
5.38%, 07/15/25		1,640	1,705,600
6.45%, 11/03/36(e)		1,282	1,291,615
6.75%, 09/15/37(e)		2,344	2,390,880
Denbury Resources, Inc., 9.25%, 03/31/22(e)		2,425	2,431,062
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		802	757,890
5.70%, 10/15/39		111	74,925
4.88%, 11/01/43		1,852	1,157,500
Diamondback Energy, Inc.:
4.75%, 11/01/24		684	691,695
4.75%, 11/01/24(e)		760	768,550
5.38%, 05/31/25		1,621	1,677,735
Endeavor Energy Resources LP/EER Finance, Inc.(e):
5.50%, 01/30/26		2,899	3,036,702
5.75%, 01/30/28		1,691	1,800,915
EnLink Midstream Partners LP:
4.40%, 04/01/24		1,638	1,590,907
4.15%, 06/01/25		150	142,875
4.85%, 07/15/26		325	318,094
5.60%, 04/01/44		487	429,778
5.05%, 04/01/45		866	731,770
5.45%, 06/01/47		987	871,028

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(m)	USD	1,561	$1,257,587
Ensco PLC:
7.75%, 02/01/26		1,354	1,137,360
5.75%, 10/01/44		526	337,955
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		122	95,160
7.75%, 05/15/26(e)		2,151	1,906,324
Extraction Oil & Gas, Inc.(e):
7.38%, 05/15/24		1,571	1,406,045
5.63%, 02/01/26		3,034	2,518,220
Genesis Energy LP/Genesis Energy Finance Corp.:
6.50%, 10/01/25		716	685,570
6.25%, 05/15/26		1,040	962,000
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(e)		1,860	1,599,600
Gulfport Energy Corp.:
6.63%, 05/01/23		292	286,160
6.38%, 01/15/26		889	780,098
Halcon Resources Corp., 6.75%, 02/15/25		2,918	2,181,205
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(e)		1,587	1,594,935
Indigo Natural Resources LLC, 6.88%, 02/15/26(e)		700	610,750
Jagged Peak Energy LLC, 5.88%, 05/01/26(e)		86	86,887
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(e)		384	383,040
Matador Resources Co., 5.88%, 09/15/26		3,126	3,110,370
MEG Energy Corp., 6.50%, 01/15/25(e)		3,289	3,231,442
Nabors Industries, Inc.:
5.00%, 09/15/20		142	142,533
4.63%, 09/15/21		303	296,561
5.50%, 01/15/23		306	286,875
5.75%, 02/01/25		780	690,300
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(e)		480	464,400
NGPL PipeCo LLC(e):
4.88%, 08/15/27		2,478	2,492,713
7.77%, 12/15/37		2,560	3,056,000
Noble Holding International Ltd.:
7.75%, 01/15/24		807	718,230
7.88%, 02/01/26(e)		4,852	4,536,620
5.25%, 03/15/42		686	425,320
Northern Oil and Gas, Inc., (8.50% Cash or 1.00% PIK), 9.50%, 05/15/23(l)		1,907	1,955,082
Oasis Petroleum, Inc.:
6.88%, 03/15/22		1,289	1,287,389
6.88%, 01/15/23		1,074	1,067,287
6.25%, 05/01/26(e)		1,450	1,381,125
Pacific Drilling SA, 8.38%, 10/01/23(e)		3,774	3,792,870
Parsley Energy LLC/Parsley Finance Corp.(e):
6.25%, 06/01/24		696	713,400
5.38%, 01/15/25		2,170	2,175,425
5.25%, 08/15/25		532	526,520
5.63%, 10/15/27		1,174	1,162,260
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25		1,202	1,232,651
PDC Energy, Inc.:
1.13%, 09/15/21(m)		40	37,454
6.13%, 09/15/24		263	260,370
5.75%, 05/15/26		1,711	1,642,560
Precision Drilling Corp., 7.13%, 01/15/26(e)		142	139,515

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
QEP Resources, Inc.:
6.88%, 03/01/21	USD	635	$656,431
5.38%, 10/01/22		2,840	2,790,300
5.25%, 05/01/23		853	821,013
5.63%, 03/01/26		2,102	1,970,625
Range Resources Corp.:
5.88%, 07/01/22		454	458,540
5.00%, 08/15/22		463	456,634
5.00%, 03/15/23		38	36,718
4.88%, 05/15/25		556	509,261
Resolute Energy Corp., 8.50%, 05/01/20		2,474	2,480,185
Rowan Cos., Inc., 4.88%, 06/01/22		1,691	1,575,801
Sanchez Energy Corp.:
7.75%, 06/15/21		6,529	1,044,640
6.13%, 01/15/23		215	32,519
7.25%, 02/15/23(e)		1,169	1,008,263
SESI LLC, 7.13%, 12/15/21		655	605,875
Seven Generations Energy Ltd.(e):
6.88%, 06/30/23		539	553,823
5.38%, 09/30/25		1,330	1,280,125
SM Energy Co.:
6.13%, 11/15/22		1,563	1,555,185
5.00%, 01/15/24		942	886,658
5.63%, 06/01/25		1,059	990,165
6.75%, 09/15/26		310	296,825
6.63%, 01/15/27		930	885,825
Southwestern Energy Co.:
6.20%, 01/23/25		594	587,882
7.50%, 04/01/26		231	239,663
7.75%, 10/01/27		1,859	1,924,734
Sunoco LP/Sunoco Finance Corp.:
4.88%, 01/15/23		1,723	1,744,537
5.50%, 02/15/26		632	627,766
5.88%, 03/15/28		808	795,880
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(e):
4.75%, 10/01/23		158	157,605
5.50%, 09/15/24		2,321	2,371,018
5.50%, 01/15/28		4,813	4,800,967
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		78	79,072
4.25%, 11/15/23		637	629,038
5.13%, 02/01/25		502	504,510
5.88%, 04/15/26(e)		1,406	1,462,240
6.50%, 07/15/27(e)		2,173	2,297,947
5.00%, 01/15/28		2,630	2,554,387
6.88%, 01/15/29(e)		3,867	4,115,938
Transocean Pontus Ltd., 6.13%, 08/01/25(e)		1,240	1,252,238
Transocean Poseidon Ltd., 6.88%, 02/01/27(e)		2,677	2,750,617
Transocean, Inc.(e):
7.25%, 11/01/25		1,247	1,190,885
7.50%, 01/15/26		938	905,170
Tullow Oil PLC, 7.00%, 03/01/25(e)		400	395,000
Vantage Drilling International, 9.25%, 11/15/23(e)		822	836,385
Weatherford International Ltd.:
5.13%, 09/15/20		1,470	1,227,450
6.50%, 08/01/36		1,021	607,495
5.95%, 04/15/42		679	402,308
Whiting Petroleum Corp., 6.63%, 01/15/26		1,955	1,915,900
WPX Energy, Inc., 8.25%, 08/01/23		1,398	1,567,507

			200,195,972

Security	Par (000)		Value

Paper & Forest Products — 0.1%
Norbord, Inc., 6.25%, 04/15/23(e)	USD	1,566	$1,601,235

Personal Products — 0.0%
Coty, Inc., 6.50%, 04/15/26(e)		736	709,283

Pharmaceuticals — 3.9%
Bausch Health Americas, Inc.(e):
8.50%, 01/31/27(g)		5,058	5,253,997
9.25%, 04/01/26		1,080	1,163,700
Bausch Health Cos., Inc.:
5.63%, 12/01/21(e)		73	73,110
5.50%, 03/01/23(e)		3,974	3,954,130
4.50%, 05/15/23	EUR	2,715	3,110,991
5.88%, 05/15/23(e)	USD	4,218	4,196,910
7.00%, 03/15/24(e)		3,210	3,382,537
6.13%, 04/15/25(e)		4,421	4,255,212
5.50%, 11/01/25(e)		6,014	6,066,622
9.00%, 12/15/25(e)		1,058	1,133,382
5.75%, 08/15/27(e)(g)		648	653,670
Charles River Laboratories International, Inc., 5.50%, 04/01/26(e)		1,963	2,041,520
Elanco Animal Health, Inc., 4.90%, 08/28/28(e)		1,088	1,130,049
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/23(e)		332	275,145
Endo Finance LLC, 5.75%, 01/15/22(e)		3,006	2,810,610
Endo Finance LLC/Endo Finco, Inc., 7.25%, 01/15/22(e)		1,364	1,309,017
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(e)		8,068	8,128,510
MEDNAX, Inc., 6.25%, 01/15/27(e)		2,263	2,275,560
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	337	390,604
Rossini Sarl, 6.75%, 10/30/25		351	415,570
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(e)	USD	878	917,510
Synlab Unsecured Bondco PLC, 8.25%, 07/01/23	EUR	159	192,415
Team Health Holdings, Inc., 6.38%, 02/01/25(e)	USD	3,148	2,510,530

			55,641,301

Real Estate Management & Development — 0.3%
ADLER Real Estate AG, 2.13%, 02/06/24	EUR	125	140,833
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(e)	USD	1,158	1,163,535
Howard Hughes Corp., 5.38%, 03/15/25(e)		1,426	1,408,175
Newmark Group, Inc., 6.13%, 11/15/23(e)		642	645,451
Residomo SRO, 3.38%, 10/15/24	EUR	220	252,721
Summit Germany Ltd., 2.00%, 01/31/25		145	146,792

			3,757,507

Restaurants — 0.1%
IRB Holding Corp., 6.75%, 02/15/26(e)	USD	829	783,405

Road & Rail — 0.7%
Avis Budget Finance PLC, 4.75%, 01/30/26	EUR	307	351,844
CMA CGM SA, 5.25%, 01/15/25		100	98,674
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(e)	USD	1,094	924,430
Herc Rentals, Inc.(e):
7.50%, 06/01/22		1,230	1,282,275
7.75%, 06/01/24		1,051	1,120,944
Hertz Corp., 7.63%, 06/01/22(e)		1,973	2,017,392
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	243	282,343
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	485	494,336
4.63%, 10/15/25		2,460	2,392,350
5.88%, 09/15/26		567	579,758

			9,544,346

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc.:
7.50%, 08/15/22	USD	422	$468,420
7.00%, 07/01/24		409	429,450
Qorvo, Inc., 5.50%, 07/15/26(e)		2,652	2,698,410
Sensata Technologies BV(e):
5.63%, 11/01/24		903	948,150
5.00%, 10/01/25		3,439	3,473,390

			8,017,820

Software — 4.8%
ACI Worldwide, Inc., 5.75%, 08/15/26(e)		3,872	3,983,320
CDK Global, Inc., 4.88%, 06/01/27		4,336	4,261,030
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(e)		5,013	5,476,702
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 05/01/21(e)(l)		3,521	3,535,084
Infor US, Inc., 6.50%, 05/15/22		12,873	13,127,499
Informatica LLC, 7.13%, 07/15/23(e)		5,172	5,237,271
Nuance Communications, Inc.:
5.38%, 08/15/20(e)		237	237,000
6.00%, 07/01/24		1,494	1,542,555
5.63%, 12/15/26		1,410	1,438,200
PTC, Inc., 6.00%, 05/15/24		1,996	2,088,016
Rackspace Hosting, Inc., 8.63%, 11/15/24(e)		1,189	1,040,375
RP Crown Parent LLC, 7.38%, 10/15/24(e)		2,784	2,853,600
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(e)		11,381	12,334,159
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(e)		1,298	1,340,185
TIBCO Software, Inc., 11.38%, 12/01/21(e)		7,252	7,705,250
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(e)		1,938	1,841,100

			68,041,346

Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		2,505	2,542,575
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(e)		1,907	1,887,930
Group 1 Automotive, Inc., 5.25%, 12/15/23(e)		264	263,340
L Brands, Inc.:
6.88%, 11/01/35		2,579	2,224,388
6.75%, 07/01/36		384	324,480
Penske Automotive Group, Inc.:
5.75%, 10/01/22		729	739,935
5.50%, 05/15/26		299	293,379
PVH Corp., 3.13%, 12/15/27	EUR	242	273,309
Shop Direct Funding PLC, 7.75%, 11/15/22	GBP	340	402,484

			8,951,820

Technology Hardware, Storage & Peripherals — 0.9%
Dell International LLC/EMC Corp.(e):
7.13%, 06/15/24	USD	5,762	6,114,434
6.02%, 06/15/26		1,390	1,474,714
Western Digital Corp., 4.75%, 02/15/26		4,730	4,469,850

			12,058,998

Textiles, Apparel & Luxury Goods — 0.1%
SMCP Group SAS, 5.88%, 05/01/23	EUR	97	114,430
William Carter Co., 5.63%, 03/15/27(e)	USD	932	925,000

			1,039,430

Thrifts & Mortgage Finance — 0.2%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	133,232

Security	Par (000)		Value

Thrifts & Mortgage Finance (continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(e):
5.25%, 03/15/22	USD	264	$267,960
5.25%, 10/01/25		2,176	2,045,440

			2,446,632

Transportation Infrastructure — 0.0%
CMA CGM SA, 6.50%, 07/15/22	EUR	200	220,665

Utilities — 0.2%
ContourGlobal Power Holdings SA, 3.38%, 08/01/23		100	114,603
Vistra Operations Co. LLC(e):
5.50%, 09/01/26	USD	142	147,325
5.63%, 02/15/27		2,556	2,632,680

			2,894,608

Wireless Telecommunication Services — 4.6%
CoreCivic, Inc., 4.75%, 10/15/27		1,135	987,450
CyrusOne LP/CyrusOne Finance Corp., 5.38%, 03/15/27		614	624,745
Digicel Group One Ltd., 8.25%, 12/30/22(e)		628	420,760
Digicel Group Two Ltd., 8.25%, 09/30/22(e)		594	249,480
Digicel Ltd., 6.00%, 04/15/21(e)		4,986	4,085,404
Equinix, Inc.:
2.88%, 10/01/25	EUR	520	606,917
2.88%, 02/01/26		100	116,017
GEO Group, Inc.:
5.88%, 01/15/22	USD	350	347,375
5.13%, 04/01/23		184	174,800
5.88%, 10/15/24		2,472	2,342,220
6.00%, 04/15/26		304	281,960
Matterhorn Telecom SA, 3.88%, 05/01/22	EUR	235	266,622
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(e)	USD	773	726,620
SBA Communications Corp.:
4.00%, 10/01/22		2,644	2,617,560
4.88%, 09/01/24		5,536	5,529,080
Sprint Capital Corp., 6.90%, 05/01/19		640	641,600
Sprint Corp.:
7.88%, 09/15/23		8,953	9,582,038
7.13%, 06/15/24		16,304	16,793,120
7.63%, 02/15/25		1,856	1,944,160
7.63%, 03/01/26		4,519	4,688,462
T-Mobile USA, Inc.:
4.00%, 04/15/22		591	592,477
6.50%, 01/15/24		2,638	2,736,925
6.38%, 03/01/25		994	1,034,381
6.50%, 01/15/26		1,549	1,655,494
4.50%, 02/01/26		1,674	1,648,873
4.75%, 02/01/28		3,546	3,443,698
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		1,327	1,449,847
Wind Tre SpA:
2.75%, 01/20/24(f)	EUR	100	106,920
3.13%, 01/20/25		100	104,485

			65,799,490

Total Corporate Bonds — 110.0% (Cost — $1,572,255,610)			1,561,221,031

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Floating Rate Loan Interests(d) — 16.0%

Aerospace & Defense — 0.3%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 08/18/24	USD	2,313	$2,310,383
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.27%, 11/29/25(b)		254	255,588
DAE Aviation Holdings, Inc., Term Loan(h):
2019 B, 01/23/26		659	660,762
01/23/26		354	355,248
WP CPP Holdings LLC, 2018 Term Loan, (3 mo. LIBOR + 3.75%,), 6.51%, 04/30/25		329	327,802

			3,909,783

Auto Components — 0.1%
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.80%, 05/16/24		1,075	1,064,128

Auto Parts — 0.0%
Mavis Tire Express Services Corp.(b): 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 03/20/25		477	471,157

Capital Markets — 0.1%
Horizon Holdings III SAS, EUR Term Loan B4, (EURIBOR + 2.75%), 2.75%, 10/29/22	EUR	1,000	1,130,556

Chemicals — 0.7%
Allnex (Luxembourg) & Cy S.C.A., 2016 EUR Term Loan B1, (EURIBOR + 3.25%), 3.25%, 09/13/23		992	1,121,506
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.80%, 01/31/24	USD	2,141	2,101,785
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 06/28/24		342	338,455
Invictus US LLC:
1st Lien Term Loan, (2 mo. LIBOR + 3.00%), 5.58%, 03/28/25		294	293,350
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.24%, 03/25/26(b)		327	323,977
Messer Industries LLC, 2018 USD Term Loan, 10/01/25(h)		2,803	2,782,056
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.25%), 5.76%, 10/01/25		3,421	3,397,498

			10,358,627

Commercial Services & Supplies — 1.3%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.99%, 08/04/25		2,868	2,910,418
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 05/30/25		2,916	2,864,568
Silk Bidco AS, EUR Term Loan B, (EURIBOR + 3.75%), 3.75%, 02/07/25	EUR	1,000	1,123,709
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.99%, 08/27/25(b)	USD	8,243	8,252,826
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 10/10/24		2,823	2,666,298
West Corporation, 2018 Term Loan B1, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.13%, 10/10/24	USD	482	450,947

			18,268,766

Communications Equipment — 0.1%
CommScope, Inc., 2019 Term Loan B, 02/06/26(h)		1,266	1,268,839

Security	Par (000)		Value

Construction & Engineering — 0.8%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 7.01%, 06/21/24	USD	8,956	$8,733,688
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 05/23/25		2,257	2,209,180

			10,942,868

Construction Materials — 0.1%
Xella International GmbH, 2017 EUR Term Loan B, (Euribor + 4.00%), 4.00%, 04/11/24	EUR	1,000	1,119,205

Diversified Consumer Services — 0.5%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 07/12/24(b)	USD	400	395,938
Gol LuxCo SA, 1st Lien Term Loan, (Fixed + 6.50%), 6.50%, 08/31/20(b)		3,885	3,904,425
Uber Technologies, 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.52%, 04/04/25		2,874	2,873,560

			7,173,923

Diversified Financial Services — 0.0%
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.99%, 09/06/25		490	478,253

Diversified Telecommunication Services — 0.6%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 01/31/25		3,712	3,652,047
Frontier Communications Corp., Delayed Draw Term Loan A, (1 mo. LIBOR + 2.75%), 5.25%, 03/31/21		2,273	2,239,013
Sprint Communications, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.50%, 02/02/24		3,365	3,322,937

			9,213,997

Electric Utilities — 0.0%
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 2.00%), 4.48%, 12/31/25		353	351,605

Energy Equipment & Services — 0.5%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.49%, 03/01/24		699	554,453
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 10.23%, 11/08/22		4,819	4,794,905
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.50%), 4.80%, 07/13/20		1,867	1,824,617

			7,173,975

Food Products — 0.1%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 10/10/23		393	381,111
JBS USA LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 10/30/22		446	444,607

			825,718

Gas Utilities — 0.1%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 8.30%, 07/31/25		1,618	1,603,108

Health Care Equipment & Supplies — 0.3%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.80%, 06/15/21		4,292	4,286,546

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Providers & Services — 0.9%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.99%, 06/30/25	USD	971	$971,926
Concentra, Inc., 2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor), 9.02%, 06/01/23		1,338	1,338,000
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 10/10/25		4,748	4,559,757
Gentiva Health Services, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.25%, 07/02/25(b)		1,599	1,600,658
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.50%, 07/02/26		357	362,769
LGC Science Holdings Ltd., USD Term Loan B3, (1 mo. LIBOR + 3.50%), 5.99%, 03/08/23		1,000	967,500
Quorum Health Corporation, Term Loan B, (1 mo. LIBOR + 6.75%, 1.00% Floor), 9.24%, 04/29/22		1,359	1,361,287
Sotera Health Holdings LLC, 2017 Term Loan, 5.49%, 05/15/22		624	611,052
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/06/24		700	631,023

			12,403,972

Health Care Technology — 0.4%
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 10/10/25		535	531,153
VVC Holding Corp., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 7.20%, 02/11/26		4,613	4,584,169

			5,115,322

Hotels, Restaurants & Leisure — 1.1%
Bronco Midstream Funding LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 5.99%, 08/14/23		1,512	1,504,911
GVC Holdings PLC, 2018 EUR Term Loan, (EURIBOR + 2.75%), 2.75%, 03/29/24	EUR	1,000	1,135,243
IRB Holding Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 02/05/25	USD	1,254	1,242,957
Las Vegas Sands LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 03/27/25		3,762	3,733,363
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, (3 mo. LIBOR + 2.25%), 4.84%, 10/15/25		413	410,935
Stars Group Holdings BV, 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 6.30%, 07/10/25		7,111	7,109,054

			15,136,463

Household Products — 0.0%
Energizer Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 12/17/25		296	295,630

Industrial Conglomerates — 0.2%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 11/30/23(b)		2,617	2,532,369
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.78%, 11/28/21		1,151	1,130,359

			3,662,728

Security	Par (000)		Value

Insurance — 0.3%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.23%, 05/09/25	USD	325	$321,340
Sedgwick Claims Management Services, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.74%, 12/31/25		3,939	3,917,927

			4,239,267

Interactive Media & Services — 0.1%
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 05/06/24		927	882,449
ZPG PLC, 2018 Term Loan B, (LIBOR - GBP + 4.75%), 5.48%, 06/30/25	GBP	1,000	1,310,951

			2,193,400

IT Services — 0.1%
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.30%, 08/01/24	USD	885	836,364
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.99%, 08/01/25		420	366,799

			1,203,163

Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 08/30/24		726	721,153

Machinery — 0.3%
Altra Industrial Motion Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 10/01/25		1,091	1,078,283
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.49%, 03/28/25		3,168	3,041,622

			4,119,905

Media — 1.2%
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 6.49%, 08/14/26		2,133	2,071,437
Getty Images, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.50%), 7.06%, 02/19/26		1,275	1,271,417
Intelsat Jackson Holdings SA:
2017 Term Loan B3, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.23%, 11/27/23		559	558,025
2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.98%, 01/02/24		1,820	1,843,922
2017 Term Loan B5, (Fixed + 6.62%), 6.63%, 01/02/24		10,040	10,140,132
PSAV Holdings LLC, 1.00% Floor):
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 5.88%, 03/01/25		817	801,169
2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 9.99%, 09/01/25		476	443,603
Tele Columbus AG, 2018 EUR Term Loan A2, (EURIBOR + 3.00%), 3.00%, 10/15/24	EUR	624	643,017

			17,772,722

Multiline Retail — 0.2%
EG Group Ltd., 2018 EUR Term Loan B, 1.00%, 02/06/25		994	1,100,673
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.76%, 10/25/20	USD	1,404	1,287,443

			2,388,116

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil & Gas Equipment & Services — 0.7%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.49%, 05/10/25	USD	10,571	$10,155,311

Oil, Gas & Consumable Fuels — 0.7%
BCP Raptor II LLC, 1st Lien Term Loan, (2 mo. LIBOR + 4.75%), 7.37%, 11/03/25		530	512,112
California Resources Corp., 1.00% Floor):
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 7.24%, 12/31/22		4,949	4,866,846
Second Out Term Loan, (1 mo. LIBOR + 10.37%, 12.87%, 12/31/21		2,743	2,875,373
CONSOL Energy, Inc., 1st Lien Term Loan B, (PRIME + 5.00%), 8.50%, 11/28/22		1,204	1,214,821

			9,469,152

Pharmaceuticals — 0.4%
Bausch Health Companies Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 5.26%, 11/27/25		1,296	1,291,314
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.75%, 04/29/24		1,861	1,862,527
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.51%, 06/02/25		1,988	1,989,114

			5,142,955

Professional Services — 0.1%
Dun & Bradstreet Corp., Term Loan, 02/01/26(h)		5,924	2,104,526

Software — 2.4%
BMC Software Finance, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%), 7.05%, 10/02/25		673	668,050
Cypress Intermediate Holdings III, Inc., 1.00% Floor):
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 5.50%, 04/26/24		638	630,587
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 9.24%, 04/27/25		212	210,675
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.88%, 05/28/24		263	232,408
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 10/01/25		19,556	19,245,058
Infor (US), Inc., Term Loan B6, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/01/22		490	489,324
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.99%, 11/01/24		3,635	3,696,141
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.24%, 09/30/24		661	662,156
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 11/29/24		1,259	1,226,466
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.74%, 12/01/25		613	599,024
PowerSchool, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.99%, 08/01/25		448	442,400
Renaissance Learning, Inc., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 05/30/25		507	494,324
SS&C Technologies Holdings Europe, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.74%, 04/16/25		748	744,734

Security	Par (000)		Value

Software (continued)
SS&C Technologies, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.74%, 04/16/25	USD	2,124	$2,114,354
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.74%, 04/16/25		1,374	1,367,095
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 05/01/24		636	635,008

			33,457,804

Specialty Retail — 0.1%
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.25%), 4.99%, 11/07/24(b)		790	786,070
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.50%), 5.41%, 06/23/25	GBP	1,000	1,303,974

			2,090,044

Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 8.05%, 08/12/22		5,215	5,201,484

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.77%, 01/02/25		852	843,407

Transportation — 0.0%
Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, (3 mo. LIBOR + 6.00%), 8.69%, 06/15/23(b)	USD	162	159,766

Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.63%, 11/28/24		501	465,747

Wireless Telecommunication Services — 0.6%
Ligado Networks LLC:
2015 2nd Lien Term Loan, 12/07/20		18,415	5,367,835
PIK Exit Term Loan (9.75% PIK), 12/07/20(h)(i)		3,051	2,379,780
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.80%, 09/09/21(b)		1,233	1,231,779

			8,979,394

Total Floating Rate Loan Interests — 16.0% (Cost — $240,934,026)			226,962,485

		Beneficial Interest (000)

Other Interests(o) — 0.0%

United States — 0.0%
Lear Corp. Escrow(b)		1,250	12

Total Other Interests — 0.0% (Cost — $—)			12

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Preferred Securities – 4.6%

Capital Trusts — 3.9%

Banks — 0.6%
ABN AMRO Bank NV,(k)
4.75%(f)	EUR	200	$217,213
5.75%(i)		200	237,845
Allied Irish Banks PLC, 7.38%(i)(k)		210	256,481
Banco Bilbao Vizcaya Argentaria SA,(i)(k)
6.75%		200	234,656
8.88%		200	256,210
Bankia SA,(k)
6.00%(i)		200	223,406
6.38%(f)		200	224,646
CaixaBank SA, 6.75%(i)(k)		200	237,808
CIT Group, Inc., Series A, 5.80%(i)(k)		1,647	1,605,825
Citigroup, Inc.,(i)(k)
5.90%		280	285,600
Series T, 6.25%		883	928,174
Erste Group Bank AG, 6.50%(i)(k)		200	247,304
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.94%(d)(k)	USD	200	140,488
National Westminster Bank PLC, Series C, 2.88%(f)(k)		200	156,000
Swedbank AB, 6.00%(i)(k)		200	195,250
Wells Fargo & Co., Series U, 5.88%(i)(k)		3,385	3,579,638

			9,026,544

Capital Markets — 0.4%
Goldman Sachs Group, Inc., Series P, 5.00%(f)(k)		1,987	1,828,040
Morgan Stanley,(i)(k)
Series H, 5.45%		3,309	3,313,136
Series J, 5.55%		440	441,650
UBS Group Funding Switzerland AG, 5.75%(i)(k)	EUR	250	310,451

			5,893,277

Chemicals — 0.0%
Solvay Finance SA, 5.12%(i)(k)		135	165,597

Diversified Financial Services — 2.7%
ATF Netherlands BV, 3.75%(i)(k)		200	227,423
Banco Santander SA, 4.75%(f)(k)		200	193,874
Bank of America Corp.,(i)(k)
Series AA, 6.10%	USD	8,002	8,506,046
Series DD, 6.30%		815	887,535
Series V, 5.13%		2,205	2,195,739
Series X, 6.25%		2,874	3,039,600
Series Z, 6.50%		1,816	1,970,360
BNP Paribas SA, 6.13%(i)(k)	EUR	270	332,487
Credit Agricole SA, 6.50%(i)(k)		200	245,974
HBOS Capital Funding LP, 6.85%(k)	USD	800	808,000
HSBC Holdings PLC, 6.00%(i)(k)		2,298	2,237,678
JPMorgan Chase & Co.,(i)(k)
Series 1, 6.22%		1,535	1,542,291
Series Q, 5.15%		850	843,625
Series S, 6.75%		5,324	5,853,365
Series U, 6.13%		4,228	4,397,120
Series V, 5.00%		3,075	3,071,156
Series X, 6.10%		640	664,800
Royal Bank of Scotland Group PLC, 8.63%(i)(k)		607	650,886
UniCredit SpA,(i)(k)
6.75%	EUR	200	223,361
9.25%		225	283,118

			38,174,438

Security	Par (000)		Value

Diversified Telecommunication Services — 0.1%
Telefonica Europe BV,(k)
2.63%(f)	EUR	300	$328,155
3.75%(i)		100	117,726
5.88%(i)		200	253,083

			698,964

Electric Utilities — 0.0%
RWE AG, 2.75%, 04/21/75(i)		200	229,708

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		320	381,193

Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(e)(k)	USD	400	406,444
SES SA,(i)(k)
4.63%		100	118,295
5.63%		100	121,138

			645,877

Oil, Gas & Consumable Fuels — 0.0%
Naturgy Finance BV,(k)
3.38%(f)		100	114,440
4.13%(i)		100	119,859
Repsol International Finance BV,(i)	EUR
3.88%(k)		100	118,863
4.50%		178	217,651

			570,813

Real Estate — 0.0%
AT Securities BV, 5.25%(i)(k)	USD	250	234,652

Total Capital Trusts — 3.9% (Cost — $55,113,558)			56,021,063

		Shares

Preferred Stocks — 0.2%

Auto Components — 0.2%
UCI International, Inc., 0.00%(b)		109,729	2,139,715

Wireless Telecommunication Services — 0.0%
CF-B L2 (D) LLC, (Aquired 04/08/15, cost $649,293), 0.00%(p)		663,678	260,826

Total Preferred Stocks — 0.2% (Cost — $5,272,976)			2,400,541

Trust Preferred

Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 8.47%, 2/15/40(i)		256,246	6,659,834

Total Trust Preferreds — 0.5% (Cost — $6,729,957)			6,659,834

Total Preferred Securities— 4.6% (Cost — $67,116,491)			65,081,438

Warrants — 0.0%

Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 03/09/10, 19 Shares for 1 Warrant, Expires 06/22/19, Strike Price $42.27)(b)		6,494	—

Total Warrants — 0.0% (Cost — $65)			—

Total Long-Term Investments — 136.8% (Cost — $1,995,494,339)			1,941,131,840

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Short-Term Securities — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.29%(q)(r)	USD	3,550,197	$3,550,197

Total Short-Term Securities — 0.3% (Cost — $3,550,197)			3,550,197

Options Purchased — 0.0% (Cost — $300,389)			1,181

Total Investments Before Options Written — 137.1% (Cost — $1,999,344,925)			1,944,683,218

Options Written — (0.0)% (Premiums Received — $125,734)			(787)

Total Investments, Net of Options Written — 137.1% (Cost — $1,999,219,191)			1,944,682,431

Liabilities in Excess of Other Assets — (37.1)%			(526,049,758)

Net Assets — 100.0%			$1,418,632,673

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	When-issued security.
(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Perpetual security with no stated maturity date.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Convertible security.
(n)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(o)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(p)

Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $260,826 and an original cost of $649,293, which was less than 0.02% of its net assets.

(q)	Annualized 7-day yield as of period end.

(r)

During the six months ended February 28, 2019, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	3,550,197	3,550,197	$3,550,197	$41,873	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro Stoxx 50 Index	4	03/15/19	$150	$10,056
Euro Stoxx 600 Index	6	03/15/19	49	3,420

				13,476

Short Contracts:
EURO-BOBL	6	03/07/19	906	(3,214)
Euro Bund	7	03/07/19	1,316	(21,573)
S&P 500 E-Mini Index	67	03/15/19	9,329	(115,878)
Long Gilt	1	06/26/19	167	1,936

				(138,729)

				$(125,253)

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,024,000	USD	777,770	State Street Bank and Trust Co.	03/05/19	$446
EUR	4,672,000	USD	5,308,787	BNP Paribas S.A.	03/05/19	5,817
EUR	948,000	USD	1,070,716	Deutsche Bank AG	03/05/19	7,676
EUR	2,849,741	USD	3,231,000	State Street Bank and Trust Co.	03/05/19	10,705
EUR	11,460,000	USD	13,022,587	State Street Bank and Trust Co.	03/05/19	13,663
GBP	1,971,000	USD	2,560,631	BNP Paribas S.A.	03/05/19	53,736
GBP	1,204,000	USD	1,561,095	State Street Bank and Trust Co.	03/05/19	35,911
USD	696,921	AUD	957,000	State Street Bank and Trust Co.	03/05/19	18,058
USD	780,171	CAD	1,024,000	Goldman Sachs International	03/05/19	1,954
USD	91,403,137	EUR	79,322,000	UBS AG	03/05/19	1,170,902
USD	683,613	AUD	957,000	State Street Bank and Trust Co.	04/04/19	4,401
USD	1,141,654	EUR	1,000,000	Bank of America N.A.	04/04/19	1,225
USD	55,019,761	EUR	48,076,000	Goldman Sachs International	04/04/19	192,478
USD	8,867,910	GBP	6,659,000	Barclays Bank PLC	04/04/19	21,564

						1,538,536

AUD	957,000	USD	683,268	State Street Bank and Trust Co.	03/05/19	(4,405)
EUR	48,076,000	USD	54,881,365	Goldman Sachs International	03/05/19	(192,817)
GBP	6,659,000	USD	8,854,266	Barclays Bank PLC	03/05/19	(21,657)
USD	40,894	EUR	36,000	Bank of America N.A.	03/05/19	(57)
USD	420,482	EUR	370,000	Bank of America N.A.	03/05/19	(410)
USD	176,998	EUR	157,000	Nomura International PLC	03/05/19	(1,596)
USD	903,570	EUR	800,000	Nomura International PLC	03/05/19	(6,464)
USD	229,242	EUR	203,000	Toronto-Dominion Bank	03/05/19	(1,680)
USD	14,278,377	GBP	10,869,000	State Street Bank and Trust Co.	03/05/19	(138,447)
USD	778,345	CAD	1,024,000	State Street Bank and Trust Co.	04/04/19	(450)

						(367,983)

	Net Unrealized Appreciation					$1,170,553

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	39	12/14/19	USD	942.86	USD	—	$—
Put
SPDR S&P 500 ETF Trust	787	03/01/19	USD	259.00	USD	219	1,181

							$1,181

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	787	03/01/19	USD	250.00	USD	(219)	$(787)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BB	EUR	150	$(17,940)	$(5,078)	$(12,862)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	90	(12,663)	(7,920)	(4,743)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB	EUR	138	(19,464)	(17,733)	(1,731)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB	EUR	124	(17,460)	(14,301)	(3,159)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/23	B-	EUR	200	(42,387)	2,381	(44,768)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	110	10,857	9,758	1,099

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	150	$14,805	$14,097	$708
Intrum Justitia AB	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	BB+	EUR	131	12,944	13,756	(812)
Intrum Justitia AB	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	220	21,714	9,676	12,038
Thomas Cook Finance 2 PLC	5.00	Quarterly	Goldman Sachs International	06/20/23	B	EUR	47	(9,389)	5,499	(14,888)
Thomas Cook Finance 2 PLC	5.00	Quarterly	Citibank N.A.	06/20/23	B	EUR	53	(10,418)	6,242	(16,660)
Thomas Cook Finance 2 PLC	5.00	Quarterly	Goldman Sachs International	06/20/23	B	EUR	350	(69,325)	40,282	(109,607)
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	12/20/23	BB	EUR	250	(40,519)	(38,287)	(2,232)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	856	(87,644)	(63,502)	(24,142)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	368	(1,431)	680	(2,111)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	332	(1,291)	3,090	(4,381)
Garfunkelux Holdco 2 SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	B-	EUR	73	(16,930)	(505)	(16,425)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	32	(7,375)	587	(7,962)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	138	(32,156)	2,561	(34,717)
Monitchem Holdco. 3 SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	B-	EUR	64	3,219	1,486	1,733
Monitchem Holdco. 3 SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	B-	EUR	36	1,803	833	970
Tesco PLC	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/23	BB+	EUR	200	(288)	756	(1,044)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	B+	USD	1,221	(190,032)	(206,226)	16,194
Tesco PLC	1.00	Quarterly	Barclays Bank PLC	12/20/25	BB+	EUR	200	(7,256)	(5,813)	(1,443)
Virgin Media, Inc.	5.00	Quarterly	Credit Suisse International	12/20/25	B	EUR	160	30,771	27,013	3,758

								$(487,855)	$(220,668)	$(267,187)

(a)	Using S&P/Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
iShares iBoxx High Yield Corporate Bond ETF	Quarterly	3-Month LIBOR, 2.62%	Quarterly	Goldman Sachs International	12/19/18	03/20/19	USD	4,885	$258,614	$—	$258,614
iShares iBoxx High Yield Corporate Bond ETF	Quarterly	3-Month LIBOR, 2.62%	Quarterly	Goldman Sachs International	12/21/18	03/20/19	USD	11,222	748,604	(1,741)	750,345

									$1,007,218	$(1,741)	$1,008,959

Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps(a)	$138,697	$(361,106)	$1,045,459	$(303,687)	$—
Options Written	—	—	124,947	—	(787)

(a)

Includes cumulative appreciation (depreciation) on OTC swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$13,476	$—	$1,936	$—	$15,412
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,538,536	—	—	1,538,536
Options purchased
Investments at value — unaffiliated(b)	—	—	1,181	—	—	—	1,181
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	175,197	1,008,959	—	—	—	1,184,156

	$—	$175,197	$1,023,616	$1,538,536	$1,936	$—	$2,739,285

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$115,878	$—	$24,787	$—	$140,665
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	367,983	—	—	367,983
Options written
Options written at value;	—	—	787	—	—	—	787
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	663,052	1,741	—	—	—	664,793

	$—	$663,052	$118,406	$367,983	$24,787	$—	$1,174,228

(a)

Includes cumulative appreciation (depreciation) on futures contracts, as reported in the Consolidated Schedule of Investments. Only current variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended February 28, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(307,661)	$—	$424,131	$—	$116,470
Forward foreign currency exchange contracts	—	—	—	4,023,777	—	—	4,023,777
Options purchased(a)	—	(65,000)	(1,312,702)	—	—	—	(1,377,702)
Options written	—	65,000	688,015	—	—	—	753,015
Swaps	—	345,683	(174,298)	—	(104,474)	—	66,911

	$—	$345,683	$(1,106,646)	$4,023,777	$319,657	$—	$3,582,471

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$977,858	$—	$(3,491)	$—	$974,367
Forward foreign currency exchange contracts	—	—	—	(231,173)	—	—	(231,173)
Options purchased(b)	—	—	(248,945)	—	—	—	(248,945)
Options written	—	—	124,947	—	—	—	124,947
Swaps	—	(1,317,253)	(30,215)	—	470,048	—	(877,420)

	$—	$(1,317,253)	$823,645	$(231,173)	$466,557	$—	$(258,224)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$225,703
Average notional value of contracts — short	$7,015,349
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$211,511,986
Average amounts sold — in USD	$107,892,514
Options:
Average value of option contracts purchased	$225,999
Average value of option contracts written	$132,964
Average notional value of swaption contracts purchased	$12,500,000
Average notional value of swaption contracts written	$12,500,000
Credit default swaps:
Average notional value — sell protection	$29,987,422
Total return swaps:
Average notional amount	$21,164,470

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$40,174	$—
Forward foreign currency exchange contracts	1,538,536	367,983
Options(a)	1,180	787
Swaps — OTC(b)	1,184,156	664,793

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$2,764,046	$1,033,563
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(41,354)	(787)

Total derivative assets and liabilities subject to an MNA	$2,722,692	$1,032,776

(a)

Includes options purchased at value which is included in Investments at value – unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$1,225	$(467)	$—	$—	$758
Barclays Bank PLC	41,528	(41,528)	—	—	—
BNP Paribas S.A.	59,553	—	—	—	59,553
Citibank N.A.	6,242	(6,242)	—	—	—
Credit Suisse International	61,962	(61,962)	—	—	—
Deutsche Bank AG	7,676	—	—	—	7,676
Goldman Sachs International	1,249,172	(359,572)	—	(840,000)	49,600
JPMorgan Chase Bank N.A.	26,736	(26,736)	—	—	—
Morgan Stanley & Co. International PLC	14,512	(1,856)	—	—	12,656
State Street Bank and Trust Co.	83,184	(83,184)	—	—	—
UBS AG	1,170,902	—	—	—	1,170,902

	$2,722,692	$(581,547)	$—	$(840,000)	$1,301,145

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America N.A.	$467	$(467)	$—	$—	$—
Barclays Bank PLC	346,735	(41,528)	—	(305,207)	—
Citibank N.A.	36,124	(6,242)	—	—	29,882
Credit Suisse International	87,447	(61,962)	—	—	25,485
Goldman Sachs International	359,572	(359,572)	—	—	—
JPMorgan Chase Bank N.A.	47,533	(26,736)	—	—	20,797
Morgan Stanley & Co. International PLC	1,856	(1,856)	—	—	—
Nomura International PLC	8,060	—	—	—	8,060
State Street Bank and Trust Co.	143,302	(83,184)	—	—	60,118
Toronto-Dominion Bank	1,680	—	—	—	1,680

	$1,032,776	$(581,547)	$—	$(305,207)	$146,022

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$58,244,716	$—	$58,244,716
Common Stocks	24,809,010	—	4,813,148	29,622,158
Corporate Bonds	112,315	1,561,070,398	38,318	1,561,221,031
Floating Rate Loan Interests	—	207,047,932	19,914,553	226,962,485
Other Interests	—	—	12	12
Preferred Securities	6,659,834	56,021,062	2,139,716	64,820,612
Short-Term Securities	3,550,197	—	—	3,550,197
Options Purchased
Equity contracts	1,181	—	—	1,181
Liabilities:
Unfunded Floating Rate Loan Interests(a)	—	—	(788)	(788)

Subtotal	$35,132,537	$1,882,384,108	$26,904,959	$1,944,421,604

Investments Valued at NAV(b)				260,826

Total Investments				$1,944,682,430

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$36,500	$—	$36,500
Equity contracts	13,476	1,008,959	—	1,022,435
Forward foreign currency contracts	—	1,538,536	—	1,538,536
Interest rate contracts	1,936	—	—	1,936
Liabilities:
Credit contracts	—	(303,687)	—	(303,687)
Equity contracts	(116,665)	—	—	(116,665)
Forward foreign currency contracts	—	(367,983)	—	(367,983)
Interest rate contracts	(24,787)	—	—	(24,787)

	$(126,040)	$1,912,325	$—	$1,786,285

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	As of February 28, 2019, certain of the Trust’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

During the period ended February 28, 2019, there were no transfers between Level 1 and Level 2.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $566,000,000 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of August 31, 2018	$9,168,699	$1,000,000	$—	$14,287,373	$12	$94,980	$—	$24,551,064
Transfers into Level 3(a)	—	—	58,164	16,307,649	—	2,697,437	(709)	19,062,541
Transfers out of Level 3(b)	—	(750,000)	—	(5,998,297)	—	—	—	(6,748,297)
Accrued discounts/premiums	—	—	—	309	—	—	—	309
Net realized gain (loss)	(1,911)	(8,050)	12,162	(13,803)	—	(1,622,239)	—	(1,633,841)
Net change in unrealized appreciation (depreciation)(c)(d)	(4,353,640)	—	(19,846)	(212,230)	—	2,144,201	(79)	(2,441,594)
Purchases	—	—	—	1,205,779	—	—	—	1,205,779
Sales	—	(241,950)	(12,162)	(5,662,227)	—	(1,174,663)	—	(7,091,002)

Closing Balance, as of February 28, 2019	$4,813,148	$—	$38,318	$19,914,553	$12	$2,139,716	$(788)	$26,904,959

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019(b)	$(4,353,640)	$—	$(19,846)	$(203,674)	$—	$1,759,829	$(79)	$(2,817,410)

(a)

As of August 31, 2018, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2018, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of August 31, 2018, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2018, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Statements of Assets and Liabilities  (unaudited)

February 28, 2019

	BHK	HYT(a)

ASSETS
Investments at value — unaffiliated(b)	$1,027,522,622	$1,941,133,021
Investments at value — affiliated(c)	10,757,543	3,550,197
Cash	—	512,248
Cash pledged:
Collateral — OTC derivatives	2,178,000	410,000
Centrally cleared swaps	1,696,940	—
Futures contracts	956,657	453,150
Collateral — reverse repurchase agreements	1,353,052	—
Foreign currency at value(d)	2,483,878	5,928,303
Receivables:
Interest — unaffiliated	11,193,226	27,688,855
Investments sold	4,718,577	51,298,597
Variation margin on futures contracts	106,482	40,174
Dividends — affiliated	28,214	10,791
Dividends — unaffiliated	27,422	—
Options written	8,255	—
Swap premiums paid	8,277	138,697
Unrealized appreciation on:
OTC derivatives	2,470,167	1,045,459
Forward foreign currency exchange contracts	169,198	1,538,536
Prepaid expenses	20,179	44,876

Total assets	1,065,698,689	2,033,792,904

LIABILITIES
Bank overdraft	90,639	—
Cash received:
Collateral — reverse repurchase agreements	2,109,000	—
Collateral — OTC derivatives	—	1,190,000
Options written at value(e)	2,481,644	787
Reverse repurchase agreements at value	298,456,602	—
Payables:
Investments purchased	4,045,644	41,981,723
Swaps	—	4,171
Bank borrowings	—	566,000,000
Capital shares redeemed	—	1,113,377
Income dividend distributions	73,182	172,213
Interest expense	—	1,401,711
Investment advisory fees	400,847	896,289
Directors’ and Officer’s fees	218,255	653,889
Options written	26,032	—
Principle paydowns	191,079	—
Variation margin on futures contracts	159,476	—
Variation margin on centrally cleared swaps	13,766	—
Other accrued expenses	379,023	712,507
Swap premiums received	4,863,787	361,106
Unrealized depreciation on:
Forward foreign currency exchange contracts	121,794	367,983
OTC derivatives	11,037	303,687
Unfunded floating rate loan interests	—	788

Total liabilities	313,641,807	615,160,231

NET ASSETS	$752,056,882	$1,418,632,673

See notes to financial statements.

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

February 28, 2019

	BHK	HYT(a)

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$755,543,973	$1,587,428,990
Accumulated loss	(3,487,091)	(168,796,317)

NET ASSETS	$752,056,882	$1,418,632,673

Net asset value	$13.94	$11.57

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$1,026,714,129	$1,995,794,728
(c) Investments at cost — affiliated	$10,757,543	$3,550,197
(d) Foreign currency at cost	$2,530,748	$5,934,424
(e) Premiums received	$4,237,488	$125,734
(f) Par value	$0.001	$0.100
(g) Shares outstanding	53,935,126	122,660,428
(h) Shares authorized	Unlimited	200 million

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Operations  (unaudited)

Six Months Ended February 28, 2019

	BHK	HYT(a)

INVESTMENT INCOME
Interest — unaffiliated	$24,438,169	$64,303,723
Dividends — unaffiliated	223,811	788,261
Dividends — affiliated	107,231	41,873
Other income	38,719	307,654

Total investment income	24,807,930	65,441,511

EXPENSES
Investment advisory	2,587,113	6,000,051
Professional	81,998	149,727
Accounting services	74,436	109,717
Custodian	42,705	90,645
Transfer agent	38,233	67,451
Directors and Officer	36,762	94,837
Printing	11,600	16,127
Registration	10,376	24,325
Miscellaneous	73,805	99,071

Total expenses excluding interest expense	2,957,028	6,651,951
Interest expense	3,756,109	9,166,513

Total expenses	6,713,137	15,818,464
Less fees waived and/or reimbursed by the Manager	(3,507)	(5,421)

Total expenses after fees waived and/or reimbursed	6,709,630	15,813,043

Net investment income	18,098,300	49,628,468

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(4,484,439)	(48,937,636)
Futures contracts	(42,203)	116,470
Forward foreign currency exchange contracts	640,320	4,023,777
Foreign currency transactions	(118,182)	(185,644)
Options written	(106,221)	753,015
Swaps	1,163,935	66,911

	(2,946,790)	(44,163,107)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,733,682)	2,891,903
Futures contracts	(299,653)	974,367
Forward foreign currency exchange contracts	(253,690)	(231,173)
Foreign currency translations	6,995	16,036
Options written	1,961,640	124,947
Swaps	(1,126,127)	(877,420)
Unfunded floating rate loan interests	(19)	26,446

	(1,444,536)	2,925,106

Net realized and unrealized loss	(4,391,326)	(41,238,001)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,706,974	$8,390,467

(a)	Consolidated Statement of Operations.

See notes to financial statements.

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	(BHK)
	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,098,300	$38,873,788
Net realized gain (loss)	(2,946,790)	6,290,767
Net change in unrealized appreciation (depreciation)	(1,444,536)	(50,558,303)

Net increase (decrease) in net assets resulting from operations	13,706,974	(5,393,748)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(21,034,702)	(42,069,401)

NET ASSETS(b)
Total decrease in net assets	(7,327,728)	(47,463,149)
Beginning of period	759,384,610	806,847,759

End of period	$752,056,882	$759,384,610

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Consolidated Statements of Changes in Net Assets

	(HYT)
	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$49,628,468	$104,628,359
Net realized gain (loss)	(44,163,107)	10,579,959
Net change in unrealized appreciation (depreciation)	2,925,106	(51,859,315)

Net increase in net assets resulting from operations	8,390,467	63,349,003

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(53,549,135)	(106,302,838)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(18,630,746)	(20,246,228)

NET ASSETS(b)
Total decrease in net assets	(63,789,414)	(63,200,063)
Beginning of period	1,482,422,087	1,545,622,150

End of period	$1,418,632,673	$1,482,422,087

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended February 28, 2019

	BHK	HYT (a)

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$13,706,974	$8,390,467
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	176,969,681	679,630,928
Purchases of long-term investments	(161,796,747)	(574,665,431)
Net proceeds from sales (purchases) of short-term securities	3,011,103	(3,550,197)
Amortization of premium and accretion of discount on investments and other fees	1,113,456	308,743
Paid-in-kind income	—	(3,128,461)
Premiums received from options written	4,392,763	982,307
Premiums paid on closing options written	(4,823,230)	(103,558)
Net realized loss on investments and options written	4,758,970	48,184,621
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(1,042,170)	(2,991,506)

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	237,337	2,909,958
Dividends — affiliated	(8,745)	(9,106)
Dividends	—	105,801
Variation margin on futures contracts	(102,807)	(40,174)
Variation margin on centrally cleared swaps	—	107,033
Swap premiums paid	5,328	101,558
Prepaid expenses	(7,289)	(16,981)
Other assets	4,022	—

Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	(320,000)	430,000
Collateral — Reverse Repurchase Agreements	1,548,608	—
Payables:
Investment advisory fees	(54,866)	(197,910)
Interest expense and fees	1,631,991	(340,248)
Directors’ and Officer’s	5,398	22,831
Variation margin on futures contracts	32,480	(41,681)
Variation margin on centrally cleared swaps	(162,641)	—
Swaps	—	(26,824)
Other accrued expenses	(140,321)	(126,878)
Swap premiums received	(42,597)	(12,100)

Net cash provided by operating activities	38,916,698	155,923,192

CASH USED FOR FINANCING ACTIVITIES
Payments on redemption of Common Shares	—	(18,291,238)
Net borrowing of reverse repurchase agreements	(19,391,123)	—
Proceeds from bank borrowings	—	239,000,000
Payments for bank borrowings	—	(320,000,000)
Cash dividends paid to Common Shareholders	(21,028,039)	(53,796,574)
Increase (decrease) in bank overdraft	64,403	(161,798)

Net cash used for financing activities	(40,354,759)	(153,249,610)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(236)	$(7,031)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(1,438,297)	2,666,551
Restricted and unrestricted cash and foreign currency at beginning of period	10,106,824	4,637,150

Restricted and unrestricted cash and foreign currency at end of period	$8,668,527	$7,303,701

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,124,118	$9,506,761

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended February 28, 2019

	BHK	HYT (a)

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$512,248
Cash pledged:
Collateral — reverse repurchase agreements	1,353,052	—
Collateral — OTC derivatives	2,178,000	410,000
Futures contracts	956,657	453,150
Centrally cleared swaps	1,696,940	—
Foreign currency at value	2,483,878	5,928,303

	$8,668,527	$7,303,701

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Collateral — reverse repurchase agreements	$1,214,000	$—
Collateral — OTC derivatives	4,520,000	—
Futures contracts	983,095	1,295,150
Centrally cleared swaps	1,553,940	3,342,000
Foreign currency at value	1,835,789	—

	$10,106,824	$4,637,150

(a)	Consolidated Statement of Cash Flows

See notes to financial statements.

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BHK
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$14.08		$14.96	$15.25	$14.29	$15.24		$14.05

Net investment income(a)	0.34		0.72	0.76	0.79	0.86		0.87
Net realized and unrealized gain (loss)	(0.09)		(0.82)	(0.27)	1.01	(0.73)		1.23

Net increase (decrease) from investment operations	0.25		(0.10)	0.49	1.80	0.13		2.10

Distributions:(b)
From net investment income	(0.39)		(0.78)	(0.78)	(0.84)	(1.04)		(0.91)
In excess of net investment income(c)	—		—	—	—	(0.04)		—

Total distributions	(0.39)		(0.78)	(0.78)	(0.84)	(1.08)		(0.91)

Net asset value, end of period	$13.94		$14.08	$14.96	$15.25	$14.29		$15.24

Market price, end of period	$13.07		$12.85	$14.10	$14.33	$12.63		$13.64

Total Return(d)
Based on net asset value	2.12	%(e)	(0.24)%	3.88%	13.67%	1.62%		16.09	%(f)

Based on market price	4.91	%(e)	(3.40)%	4.20%	20.85%	0.35%		16.78%

Ratios to Average Net Assets
Total expenses	1.83	%(g)	1.60%	1.16%	0.97%	0.95	%(h)	1.06	%(h)

Total expenses after fees waived and/or reimbursed	1.83	%(g)	1.60%	1.16%	0.97%	0.95	%(h)	1.02	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.81	%(g)	0.82%	0.78%	0.78%	0.82	%(h)	0.91	%(h)

Net investment income	4.93	%(g)	4.99%	5.19%	5.48%	5.83%		5.94%

Supplemental Data
Net assets, end of period (000)	$752,057		$759,385	$806,848	$822,549	$770,822		$412,078

Borrowings outstanding, end of period (000)	$298,457		$316,216	$289,078	$288,239	$303,651		$168,301

Portfolio turnover rate(i)	16%		28%	32%	35%	55%		82%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Taxable distribution.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which impacted the Trust’s total return. Excluding these proceeds, the total return would have been 16.01%.
(g)	Annualized.
(h)

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.94%, 0.94% and 0.82% for the year ended August 31, 2015 and 1.00%, 0.96% and 0.85% for the year ended August 31, 2014, respectively.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 02/28/19 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	N/A	N/A	32%	35%	51%	48%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	HYT
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017		2016		2015		2014

Net asset value, beginning of period	$11.90		$12.22	$11.79		$12.06		$13.47		$12.62

Net investment income(a)	0.40		0.83	0.85		0.82		0.87		0.98
Net realized and unrealized gain (loss)	(0.30)		(0.31)	0.47		(0.10)		(1.31)		0.91

Net increase (decrease) from investment operations	0.10		0.52	1.32		0.72		(0.44)		1.89

Distributions from net investment income(b)	(0.43)		(0.84)	(0.89)		(0.99)		(0.97)		(1.04)

Net asset value, end of period	$11.57		$11.90	$12.22		$11.79		$12.06	(c)	$13.47

Market price, end of period	$10.25		$10.70	$11.13		$10.88		$9.97		$12.07

Total Return(d)
Based on net asset value	1.55	%(e)	5.25%	12.41	%(f)	7.76%		(2.40	)%(c)	16.21%

Based on market price	0.05	%(e)	3.91%	10.94%		20.29%		(9.96)%		15.58%

Ratios to Average Net Assets
Total expenses(g)	2.26	%(h)	1.99%	1.54%		1.39	%(i)	1.37%		1.35	%(i)

Total expenses after fees waived and/or reimbursed(g)	2.26	%(h)	1.99%	1.54%		1.39%		1.37%		1.35	%(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.95	%(h)	0.94%	0.91%		0.93%		0.96%		0.98	%(i)

Net investment income(g)	7.08	%(h)	6.88%	7.04%		7.30%		6.88%		7.40%

Supplemental Data
Net assets, end of period (000)	$1,418,633		$1,482,422	$1,545,622		$1,492,948		$1,527,307		$1,705,422

Borrowings outstanding, end of period (000)	$566,000		$647,000	$649,000		$604,000		$631,000		$723,000

Asset coverage, end of period per $1,000	$3,508		$3,292	$3,382		$3,472		$3,419		$3,359

Portfolio turnover rate	30%		65%	75%		66%		57%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain total return swaps were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on August 31, 2015.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 02/28/19 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.04%	0.11%	—%	—%

(h)	Annualized.
(i)

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.

See notes to financial statements.

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc	HYT	Maryland	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (collectively, the “Taxable Subsidiaries”), which are wholly-owned taxable subsidiaries of HYT which hold shares of private Canadian companies, Laricina Energy Ltd. and Osum Oil Sands Corp. Gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investment held by the Taxable Subsidiaries may be taxable to such subsidiary in Luxembourg. An income tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for HYT. The net assets of the Taxable Subsidiaries as of period end were $355,096, which is less than 0.1% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to HYT.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually.

The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (unaudited) (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Trusts.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several trusts, including other trusts managed by the Manager, are prorated among those trusts on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a trust may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of February 28, 2019, certain investments of HYT were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a trust may subsequently have to reinvest the proceeds at lower interest rates. If a trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a trust to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, HYT had the following unfunded floating rate loan interests:

Trust	Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
HYT	Mavis Tire Express Services Corp.	$63,011	$63,012	$62,224	$(788)

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (unaudited) (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

For the six months ended February 28, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for BHK were $303,646,344 and 2.49% respectively.

Reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BHK”s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$1,451,575	$(1,451,575)	$—	$—
BNP Paribas S.A.	78,391,210	(77,611,930)	(47,052)	732,228
Credit Suisse Securities (USA) LLC	640,146	(640,146)	—	—
Deutsche Bank AG	22,693,572	(22,380,921)	—	312,651
Goldman Sachs & Co. LLC	2,675,148	(2,675,148)	—	—
HSBC Securities (USA), Inc.	25,096,191	(25,096,191)	—	—
JPMorgan Chase Bank N.A.	141,324	(141,324)	—	—
Nomura Securities International, Inc.	77,151,024	(77,151,024)	—	—
RBC Capital Markets LLC	23,498,976	(23,498,976)	—	—
Royal Bank of Canada	66,717,436	(66,717,436)	—	—

	$298,456,602	$(297,364,671)	$(47,052)	$1,044,879

(a)

Collateral with a value of $305,251,619 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps — Interest rate caps are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Trust would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (unaudited) (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust

For such services, BHK pays the Manager a monthly fee at an annual rate equal to 0.50% of the average weekly value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities.

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, HYT pays the Manager based on the HYT”s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiaries.

Distribution Fees: HYT had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of HYT’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, HYT is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus, and the Distribution Agreement has been terminated.

Expense Waivers and Reimbursements: With respect to each Trust, Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2019, the amounts waived were as follows:

	BHK	HYT
Amounts waived	$3,507	$1,212

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended February 28, 2019, BHK waived $4,209 in investment advisory fees pursuant to these arrangements.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended February 28, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BHK	$212,014	$117,597	$8,054
HYT	1,627,487	598,489	(20,332)

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended February 28, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases	BHK	HYT
Non-U.S. Government Securities	$111,910,461	$592,660,456
U.S. Government Securities	48,084,830	—

Sales	BHK	HYT
Non-U.S. Government Securities	$176,990,495	$724,303,247
U.S. Government Securities	—	—

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of February 28, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

As of August 31, 2018, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	BHK	HYT
No expiration date	$1,658,300	$66,654,718

As of February 28, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BHK	HYT
Tax cost	$1,037,613,882	$2,003,046,102

Gross unrealized appreciation	$37,895,258	$28,218,970
Gross unrealized depreciation	(34,568,210)	(84,592,480)

Net unrealized appreciation (depreciation)	$3,327,048	$(56,373,510)

9.	BANK BORROWINGS

HYT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT. As of period end, HYT has not received any notice to terminate. HYT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for a maximum commitment of $732,000,000 for HYT.

Advances will be made by SSB to HYT, at HYT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, HYT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to HYT as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended February 28, 2019, the average amount of bank borrowings and the daily weighted average interest rates for HYT for loans under the revolving credit agreements were $603,060,773 and 3.12%, respectively.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

84	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (unaudited) (continued)

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

BHK is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Each Trust participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2017 through November 30, 2018, each Fund was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. From December 1, 2018 through November 30, 2019, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in HYT’s Consolidated Statement of Changes in Net Assets.

For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	HYT
	Shares	Amount
Six Months Ended February 28, 2019	1,889,157	$18,630,746
Year Ended August 31, 2018	1,909,403	$20,246,228

For the year ended February 28, 2019 and year ended August 31, 2018, shares issued and outstanding remained constant for BHK.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trusts have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

Net Investment Income
BHK	$42,069,401
HYT	106,302,838

Undistributed net investment income as of August 31, 2018 was as follows:

Undistributed Net Investment Income
BHK	$511,188
HYT	1,956,326

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BHK	$0.0650	$0.0650
HYT	0.0720	0.0720

(a)	Net investment income dividend paid on March 29, 2019 to Common Shareholders of record on March 15, 2019.
(b)	Net investment income dividend declared on April 1, 2019, payable to Common Shareholders of record on April 15, 2019.

86	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective January 1, 2019, Richard E. Cavanagh and Karen P. Robards were appointed as a Co-Chair of the Board. Prior to January 1, 2019, Mr. Cavanagh served as Chair of the Board and Ms. Robards served as Vice Chair of the Board. In addition, effective January 1, 2019, Henry Gabbay was appointed as a Director of each Fund.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	87

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940 the Trusts may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the Trusts’ electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

88	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	89

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NZD	New Zealand Dollar

USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GO	General Obligation Bonds

IO	Interest Only

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

PIK	Payment-In-Kind

RB	Revenue Bonds

90	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFBHK-2/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
September 1-30, 2018	0	$0	0	2,696,756
October 1-31, 2018	0	$0	0	2,696,756
November 1-30, 2018	0	$0	0	2,696,756
December 1-31, 2018	0	$0	0	2,696,756
January 1-31, 2019	0	$0	0	2,696,756
February 1-28, 2019	0	$0	0	2,696,756
Total:	0	$0	0	2,696,756

1On September 6, 2017, the Fund announced a continuation of the open market share repurchase program pursuant to which the Fund may repurchase through November 30, 2018, up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions. On September 7, 2018, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

2

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Core Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Core Bond Trust

Date: May 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Core Bond Trust

Date: May 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Core Bond Trust

Date: May 3, 2019

4